UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22123
                                                     ---------------------

                 Nuveen Municipal High Income Opportunity Fund 2
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


   Annual Report | Nuveen Investments
October 31, 2008 | Municipal Closed-End Funds

Photo of: Small child

                        NUVEEN INVESTMENT
                        QUALITY MUNICIPAL
                        FUND, INC.
                        NQM

                        NUVEEN SELECT
                        QUALITY MUNICIPAL
                        FUND, INC.
                        NQS

                        NUVEEN QUALITY
                        INCOME MUNICIPAL
                        FUND, INC.
                        NQU

                        NUVEEN PREMIER
                        MUNICIPAL INCOME
                        FUND, INC.
                        NPF

                        NUVEEN MUNICIPAL
                        HIGH INCOME
                        OPPORTUNITY FUND
                        NMZ

                        NUVEEN MUNICIPAL
                        HIGH INCOME
                        OPPORTUNITY FUND 2
                        NMD

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Managers' COMMENTS
--------------------------------------------------------------------------------

                                              | NQM, NQS, NQU,
Nuveen Investments Municipal Closed-End Funds | NPF, NMZ, NMD

Portfolio managers Paul Brennan, Tom Spalding, John Miller, and Johnathan Wilhelm discuss U.S. economic and municipal market conditions, key investment strategies, and the twelvemonth performance of these six national Funds. With nineteen years of industry experience, including eleven years at Nuveen, Paul assumed portfolio management responsibility for NQM and NPF in 2006. A thirty-two-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. John, who has fifteen years of municipal market experience, has managed NMZ and NMD since their inceptions in 2003 and November 2007, respectively. Johnathan, who came to Nuveen in 2001 with eighteen years of industry experience, joined John as co-portfolio manager for NMZ and NMD in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25%.)

The Fed's rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed's unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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  4
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

In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, the freeze-up of the auction rate market, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, most recently in late September and early October 2008. While some investors curtailed purchases, non-traditional buyers of municipal bonds such as hedge funds, traditional buyers such as tax-exempt money market funds, and muni market broker/dealers were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.

Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Another item of note in the municipal market was the U.S. Supreme Court's May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. The decrease during the month of October 2008 was more dramatic, with new issuance down more than 50% from that of October 2007. In 2008, insured bonds have comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value and investing for the long term, preserving and enhancing liquidity, and managing duration(1) risk.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal market, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term. Among the bonds we added to some of the portfolios during this period were health care and housing credits that we believed were attractively priced and had good credit fundamentals.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

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                                                                             5
                                                                            ----

In NQM, NQS, NQU and NPF, portfolio activity also was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed that it was prudent to take defensive measures that would reduce the Funds' exposure to market risk. These measures included pre-emptively selling some holdings and raising the Funds' cash reserves. Throughout the period, we selectively sold holdings with shorter durations, including pre-refunded(2) bonds. We also took advantage of strong bids to sell bonds that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we were careful to balance our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market. Some of our new purchases also were funded by reinvesting the proceeds from called or matured bonds.

In NMZ and NMD, which were established as high-yield Funds that can invest up to 50% of their portfolios in sub-investment-grade quality municipal credits, our primary emphasis remained on bottom-up credit analysis and selection, which we believe are critical in the high-yield segment of the market. During this period, NMZ focused on purchasing higher quality bonds offering attractive yields (one example being AA+ rated bonds issued by Duke University) and higher coupon credits (such as those issued for the Lancaster County, South Carolina, Edgewater II Improvement District). To fund these purchases, NMZ sold pre-refunded bonds, reduced its exposure to the airline industry and reinvested proceeds from bond calls.

Our management strategies for NMD, which was introduced in November 2007, focused on the successful completion of the Fund's initial investment phase. During the first half of this period, the Fund was fully invested and met or exceeded all of its targeted objectives in terms of individual credit, diversification and yield expectations. During the second half, we continued to find opportunities to add health care and industrial development revenue bonds, two sectors that we found attractive in the current market environment due to their long-term value potential.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(3), in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NMZ and NMD also invested in certain types of derivative instruments in an effort to shorten the duration of these Funds and help us manage common share net asset value (NAV) volatility while trying to minimize any negative impact on income streams or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in all of these Funds, and the derivatives remained in place in NPF, NMZ and NMD.

(2) Pre-refundings, also known as advance refundings or refinanc-ings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

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  6
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

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 10/31/08

                                              1-Year        5-Year       10-Year

NQM                                          -14.43%         1.01%         3.42%
NQS                                          -15.50%         1.09%         3.61%
NQU                                          -10.67%         2.13%         3.90%
NPF                                          -17.03%         0.24%         3.02%

Lipper General Leveraged
Municipal Debt Funds Average(4)              -19.05%         0.29%         2.87%

Barclays Capital
Municipal Bond Index(5)                       -3.30%         2.73%         4.14%

S&P National
Municipal Bond Index(6)                       -4.15%         2.75%          N/A

NMZ                                          -32.63%          N/A           N/A
NMD(7)                                       -32.15%          N/A           N/A

Lipper High-Yield
Municipal Debt Funds Average(4)              -21.19%         0.88%         2.36%

Barclays Capital High-Yield
Municipal Bond Index(5)                      -18.93%         2.20%         3.23%

For the twelve months ended October 31, 2008, the total returns on common share NAV for NQM, NQS, NQU and NPF exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average. These four Funds underperformed the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index for the same period. NMZ and NMD underperformed both the Lipper High-Yield Municipal Debt Funds Average and the Barclays Capital High-Yield Municipal Bond Index. NMD's results are based on a period of slightly less than twelve months.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds; and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all fifteen closed-end funds in this category for the one-year period. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Barclays Capital High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Barclays Capital indexes do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

(7) NMD's total return for the 1-year period represents the period from its inception on November 15, 2007, through October 31, 2008; the twelve-month returns for the Lipper High-Yield Municipal Debt Funds Average, Barclays Capital High-Yield Municipal Bond Index, and S&P National Municipal Bond Index represent the period November 1, 2007, through October 31, 2008.

                                                                            ----
                                                                             7
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

Key management factors that influenced the Funds' returns included duration positioning, the use of derivatives, credit exposure and sector allocations and individual security selection. In addition, a major factor affecting each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page nine.

Given the changes in the interest rate environment during this period, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, the greater a Fund's exposure to the underperforming longer part of the yield curve during this period, the greater the negative impact on the Fund's return. Overall, NQU, which had relatively more exposure to the outperforming shorter end of the yield curve, was better positioned in terms of duration than NQM, NQS and NPF. Both NMZ and NMD had heavy exposure to bonds with longer maturities, and NMD was also underweighted in bonds with the shortest maturities (four years or less). This weighting, which is attributable to opportunity and availability during the initial investment period, is generally typical of a new Fund.

As mentioned earlier, NPF, NMZ and NMD used derivative positions throughout this period to synthetically shorten duration and move the Funds closer to our strategic duration target. Over this time, in contrast to historical trends, the taxable markets and the municipal market moved in opposite directions. As a result, the derivative positions used in NPF, NMZ and NMD, which reduced duration in the outperforming taxable markets, detracted from the Funds' performances.

In addition, the inverse floaters used by all six of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure, including exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. However, insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA. As many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns.

As of October 31, 2008, allocations of bonds rated BBB and lower and non-rated bonds accounted for approximately 11% of NQU's portfolio, 13% of NQM, 14% of

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  8
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

NPF, and 16% of NQS. In addition to its 12% holding of bonds rated BBB, NMZ held approximately 11% in bonds rated BB or lower (subinvestment-grade) and 46% in non-rated bonds, some of which Nuveen has determined to be of investment-grade quality. Similarly, NMD held 30% in bonds rated BBB, 14% in bonds rated BB or lower, and 40% in non-rated bonds. The Funds' lower-rated credit exposure, which was generally higher than that of the Barclays Capital Municipal Bond Index, was a negative influence on the Funds' returns for this period. Conversely, the Funds' holdings in bonds rated AAA were generally positive for performance.

Sectors of the market that generally helped the Funds' performances included general obligation bonds, resource recovery, water and sewer and utilities. Pre-refunded bonds, which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Holdings of pre-refunded bonds ranged from 14% to 41% among NQM, NQS, NQU and NPF, with NQU having the heaviest weighting of pre-refunded issues and NPF the smallest. NMZ held 13% of its portfolio in pre-refunded bonds, while NMD did not hold any of these bonds, which is generally typical for a recently established Fund.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development revenue (IDR) sector in particular, underperformed the general municipal market. Next to the IDR sector, zero coupon bonds were among the worst performing categories, followed by the health care and housing sectors. Both NMZ and NMD were overweighted in the IDR sector, which included bonds issued for American Airlines and Continental Air Lines, as well as in the health care sector.

Individual security selection was also a factor in the Funds' performances. NMD benefited from its holdings of bonds issued for the Midland County, Michigan, co-generation facility, which posted a positive return for this period. NMZ's return was negatively impacted by two holdings that developed credit issues. Pontiac Medical Center in Michigan declared bankruptcy and was closed following declining performance; it subsequently was sold to a group of physicians. When Alameda Power and Telecom in California was unable to refinance debt due in 2009, the municipal utility company put its cable division on the market, and the company's bonds, reflecting the division's offering price, declined in valuation.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors mentioned above, one of the primary factors negatively impacting the annual returns of these Funds relative to those of the unleveraged indexes was the Funds' use of financial leverage. (NMZ does not use financial leverage). While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a

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                                                                             9
                                                                            ----
negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the

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 10
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

future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NQM, NQS, NQU, NPF and NMZ redeemed and/or noticed for redemption $71,550,000, $11,425,000, $35,625,000, $38,150,000 and
$15,000,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                                           -----
                                                                            11
                                                                           -----

Common Share
Dividend and Share Price
                                                                     INFORMATION
--------------------------------------------------------------------------------

During the twelve-month period ended October 31, 2008, there was one dividend increase in NQU, NPF, NMZ and NMD, while the dividend of NQS remained stable throughout the reporting period. In NQM, the cost of leverage-related borrowing remained higher than in the other Funds. This impacted the incremental income available for dividends and led to one dividend cut in this Fund, effective June 2008.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                            Short-Term Capital Gains
              Long-Term Capital Gains         and/or Ordinary Income
                          (per share)                    (per share)

NQM                                --                        $0.0041
NMZ                           $0.0905                        $0.0028

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NMZ and NMD had positive UNII balances for both tax and financial statement purposes, while the remaining four Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

-----
  12
-----

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for NPF and on July 30, 2008, for NQM, NQS, NQU, NMZ and NMD under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, NPF had cumulatively repurchased 186,800 common shares, representing approximately 0.9% of the Fund's' total common shares outstanding.

SHELF EQUITY PROGRAM

On September 24, 2007, a registration statement filed by NMZ became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. As of October 31, 2008, NMZ cumulatively issued 494,165 shares at an average price of $15.89 and an average premium to NAV of 4.64% per common share.

As of October 31, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                    10/31/08                  Twelve-Month Average
            Premium/Discount                      Premium/Discount

NQM                   -12.64%                                -7.95%
NQS                    -8.49%                                -4.96%
NQU                    -7.97%                                -9.15%
NPF                   -13.78%                               -11.66%
NMZ                   +14.43%                                +7.41%
NMD                    +9.97%                                +3.13%

                                                                           -----
                                                                            13
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   10.64
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   12.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -12.64%
--------------------------------------------------------------------------------
Market Yield                                                              7.05%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               9.79%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 436,370
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       13.18
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               13.35
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 6/21/90)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
1-Year                                                  -18.72%         -14.43%
--------------------------------------------------------------------------------
5-Year                                                   -0.69%           1.01%
--------------------------------------------------------------------------------
10-Year                                                   2.67%           3.42%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                12.7%
--------------------------------------------------------------------------------
New York                                                                  10.6%
--------------------------------------------------------------------------------
Texas                                                                     10.1%
--------------------------------------------------------------------------------
Illinois                                                                   6.4%
--------------------------------------------------------------------------------
Minnesota                                                                  5.6%
--------------------------------------------------------------------------------
District of Columbia                                                       4.5%
--------------------------------------------------------------------------------
Washington                                                                 4.2%
--------------------------------------------------------------------------------
Florida                                                                    3.2%
--------------------------------------------------------------------------------
Georgia                                                                    3.2%
--------------------------------------------------------------------------------
Nevada                                                                     2.8%
--------------------------------------------------------------------------------
Michigan                                                                   2.7%
--------------------------------------------------------------------------------
Louisiana                                                                  2.5%
--------------------------------------------------------------------------------
Wisconsin                                                                  2.4%
--------------------------------------------------------------------------------
Indiana                                                                    2.3%
--------------------------------------------------------------------------------
Massachusetts                                                              2.2%
--------------------------------------------------------------------------------
Pennsylvania                                                               2.2%
--------------------------------------------------------------------------------
Colorado                                                                   1.8%
--------------------------------------------------------------------------------
South Carolina                                                             1.7%
--------------------------------------------------------------------------------
Oklahoma                                                                   1.5%
--------------------------------------------------------------------------------
Nebraska                                                                   1.5%
--------------------------------------------------------------------------------
New Jersey                                                                 1.4%
--------------------------------------------------------------------------------
Other                                                                     14.5%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           25.9%
--------------------------------------------------------------------------------
Health Care                                                               13.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    11.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.7%
--------------------------------------------------------------------------------
Transportation                                                            11.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.3%
--------------------------------------------------------------------------------
Utilities                                                                  5.5%
--------------------------------------------------------------------------------
Other                                                                     12.7%
--------------------------------------------------------------------------------

NQM         | Nuveen Investment
Performance | Quality Municipal
OVERVIEW    | Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1)

PIE CHART:

AAA/U.S.
Guaranteed           46%
AA                   31%
A                    10%
BBB                  10%
BB or Lower           1%
N/R                   2%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

BAR CHART:

Nov  $ 0.0645
Dec    0.0645
Jan    0.0645
Feb    0.0645
Mar    0.0645
Apr    0.0645
May    0.0645
Jun    0.0625
Jul    0.0625
Aug    0.0625
Sep    0.0625
Oct    0.0625

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.86
                  13.78
                  13.72
                  13.67
                  13.47
                  13.50
                  13.40
                  13.44
                  13.35
                  13.37
                  13.25
                  13.23
                  13.30
                  13.30
                  13.32
                  13.31
                  13.37
                  13.35
                  13.35
                  13.49
                  13.50
                  13.50
                  13.53
                  13.53
                  13.60
                  13.65
                  13.65
                  13.66
                  13.63
                  13.54
                  13.46
                  13.40
                  13.43
                  13.36
                  13.36
                  13.28
                  13.45
                  13.36
                  13.39
                  13.60
                  13.67
                  13.69
                  14.04
                  14.11
                  14.20
                  14.30
                  14.32
                  14.28
                  14.23
                  14.45
                  14.46
                  14.50
                  14.42
                  14.23
                  14.34
                  14.64
                  14.67
                  14.49
                  14.58
                  14.62
                  14.58
                  14.67
                  14.61
                  14.62
                  14.69
                  14.66
                  14.67
                  14.66
                  14.68
                  14.80
                  14.40
                  13.68
                  13.92
                  14.03
                  14.06
                  13.91
                  13.62
                  13.95
                  13.95
                  13.87
                  13.71
                  13.57
                  13.81
                  13.69
                  13.89
                  13.71
                  13.70
                  13.75
                  13.80
                  13.60
                  13.62
                  13.52
                  13.28
                  13.38
                  13.42
                  13.36
                  13.38
                  13.44
                  13.56
                  13.62
                  13.58
                  13.61
                  13.62
                  13.66
                  13.69
                  13.69
                  13.74
                  13.59
                  13.61
                  13.73
                  13.62
                  13.69
                  13.67
                  13.70
                  13.72
                  13.70
                  13.73
                  13.74
                  13.83
                  13.83
                  13.83
                  13.80
                  13.75
                  13.71
                  13.77
                  13.86
                  13.83
                  13.86
                  13.85
                  13.88
                  13.91
                  13.84
                  13.85
                  13.85
                  13.90
                  13.96
                  13.91
                  13.88
                  13.89
                  13.88
                  13.82
                  13.85
                  13.84
                  13.78
                  13.77
                  13.77
                  13.85
                  13.77
                  13.81
                  13.79
                  13.77
                  13.82
                  13.75
                  13.59
                  13.53
                  13.49
                  13.42
                  13.28
                  13.28
                  13.20
                  13.23
                  12.99
                  13.11
                  13.13
                  13.11
                  13.15
                  13.22
                  13.21
                  13.25
                  13.21
                  13.13
                  13.19
                  13.27
                  13.19
                  13.01
                  12.87
                  12.70
                  12.69
                  12.82
                  12.74
                  12.75
                  12.78
                  12.77
                  12.70
                  12.77
                  12.80
                  12.86
                  12.86
                  12.87
                  12.94
                  12.96
                  12.88
                  12.85
                  12.80
                  12.91
                  12.95
                  12.88
                  12.84
                  12.88
                  12.90
                  12.85
                  12.81
                  12.83
                  12.83
                  12.82
                  12.84
                  12.87
                  12.94
                  12.92
                  12.94
                  12.94
                  12.90
                  12.94
                  12.86
                  12.89
                  12.89
                  12.83
                  12.79
                  12.72
                  12.67
                  12.53
                  12.23
                  12.07
                  11.73
                  12.10
                  11.85
                  11.76
                  11.48
                  11.46
                  11.30
                  10.50
                  10.57
                  11.04
                  11.13
                  11.00
                   9.77
                   9.81
                   9.54
                   8.80
                   8.19
                   9.15
                   9.90
                   9.31
                   9.27
                   9.90
                  10.41
                  10.57
                  10.46
                  10.62
                  10.69
                  10.68
                  10.55
                  10.60
                  10.79
10/31/08          10.64

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $0.0041 per share.

-----
  14
-----

NQS         | Nuveen Select
Performance | Quality Municipal
OVERVIEW    | Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1)

PIE CHART:

AAA/U.S.
Guaranteed           50%
AA                   27%
A                     7%
BBB                  13%
BB or Lower           3%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0670
Dec    0.0670
Jan    0.0670
Feb    0.0670
Mar    0.0670
Apr    0.0670
May    0.0670
Jun    0.0670
Jul    0.0670
Aug    0.0670
Sep    0.0670
Oct    0.0670

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 14.85
                  14.81
                  14.67
                  14.54
                  14.51
                  14.32
                  14.12
                  14.08
                  14.05
                  13.82
                  13.85
                  13.76
                  13.81
                  14.16
                  14.08
                  14.11
                  13.96
                  13.86
                  13.92
                  13.96
                  13.95
                  13.84
                  14.00
                  13.97
                  14.06
                  14.05
                  14.14
                  14.09
                  13.99
                  13.92
                  14.00
                  13.93
                  13.98
                  13.85
                  13.87
                  13.84
                  13.97
                  13.86
                  13.70
                  13.72
                  13.97
                  14.13
                  14.55
                  14.53
                  14.74
                  14.80
                  14.80
                  14.77
                  14.82
                  14.93
                  14.97
                  15.01
                  14.81
                  14.51
                  14.62
                  14.92
                  15.01
                  14.87
                  14.93
                  14.95
                  14.99
                  14.92
                  14.98
                  14.89
                  14.92
                  14.93
                  14.93
                  14.93
                  15.01
                  15.07
                  14.72
                  14.05
                  14.14
                  14.18
                  13.99
                  13.70
                  13.75
                  13.95
                  14.01
                  13.87
                  13.60
                  13.35
                  13.68
                  13.80
                  13.94
                  13.79
                  13.80
                  13.65
                  13.77
                  13.54
                  13.48
                  13.33
                  13.11
                  13.24
                  13.32
                  13.25
                  13.60
                  13.53
                  13.65
                  13.76
                  13.73
                  13.71
                  13.79
                  13.82
                  13.83
                  13.82
                  13.83
                  13.81
                  13.93
                  14.15
                  14.09
                  14.10
                  14.16
                  14.15
                  14.20
                  14.23
                  14.16
                  14.16
                  14.21
                  14.18
                  14.24
                  14.16
                  14.18
                  14.26
                  14.20
                  14.19
                  14.23
                  14.25
                  14.24
                  14.31
                  14.37
                  14.39
                  14.35
                  14.31
                  14.29
                  14.29
                  14.27
                  14.32
                  14.33
                  14.31
                  14.32
                  14.40
                  14.32
                  14.29
                  14.26
                  14.26
                  14.25
                  14.24
                  14.18
                  14.24
                  14.26
                  14.22
                  14.15
                  13.90
                  13.84
                  13.70
                  13.82
                  13.71
                  13.73
                  13.75
                  13.64
                  13.20
                  13.35
                  13.56
                  13.68
                  13.77
                  13.78
                  13.89
                  13.88
                  13.89
                  13.83
                  13.80
                  13.89
                  13.87
                  13.61
                  13.46
                  13.12
                  13.18
                  13.34
                  13.22
                  13.22
                  13.20
                  13.21
                  13.21
                  13.18
                  13.16
                  13.28
                  13.29
                  13.20
                  13.30
                  13.16
                  13.23
                  13.20
                  13.10
                  13.27
                  13.18
                  13.20
                  13.13
                  13.16
                  13.16
                  13.23
                  13.15
                  13.17
                  13.15
                  13.15
                  13.18
                  13.20
                  13.35
                  13.26
                  13.33
                  13.33
                  13.39
                  13.39
                  13.26
                  13.28
                  13.30
                  13.30
                  13.24
                  13.10
                  12.98
                  12.78
                  12.51
                  12.35
                  12.06
                  12.50
                  12.31
                  11.75
                  11.73
                  12.09
                  11.67
                  11.21
                  11.38
                  12.09
                  11.76
                  11.51
                  10.36
                  10.01
                   9.50
                   8.39
                   8.09
                   9.53
                  10.00
                   9.41
                   9.59
                   9.92
                  10.46
                  10.60
                  10.70
                  11.08
                  10.99
                  11.09
                  11.40
                  11.36
                  11.21
10/31/08          10.99

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   10.99
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   12.01
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.49%
--------------------------------------------------------------------------------
Market Yield                                                              7.32%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 408,541
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       13.44
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               13.62
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/21/91)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
1-Year                                                -22.19%           -15.50%
--------------------------------------------------------------------------------
5-Year                                                  0.18%             1.09%
--------------------------------------------------------------------------------
10-Year                                                 2.60%             3.61%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                      9.4%
--------------------------------------------------------------------------------
Illinois                                                                   9.0%
--------------------------------------------------------------------------------
Colorado                                                                   8.3%
--------------------------------------------------------------------------------
New York                                                                   6.6%
--------------------------------------------------------------------------------
South Carolina                                                             6.6%
--------------------------------------------------------------------------------
Michigan                                                                   5.4%
--------------------------------------------------------------------------------
New Jersey                                                                 5.4%
--------------------------------------------------------------------------------
Tennessee                                                                  4.5%
--------------------------------------------------------------------------------
Nevada                                                                     4.1%
--------------------------------------------------------------------------------
Ohio                                                                       3.3%
--------------------------------------------------------------------------------
New Mexico                                                                 3.2%
--------------------------------------------------------------------------------
North Carolina                                                             3.0%
--------------------------------------------------------------------------------
Utah                                                                       2.9%
--------------------------------------------------------------------------------
California                                                                 2.8%
--------------------------------------------------------------------------------
Washington                                                                 2.3%
--------------------------------------------------------------------------------
Florida                                                                    2.3%
--------------------------------------------------------------------------------
Indiana                                                                    2.0%
--------------------------------------------------------------------------------
Oklahoma                                                                   2.0%
--------------------------------------------------------------------------------
Wisconsin                                                                  1.9%
--------------------------------------------------------------------------------
Other                                                                     15.0%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           35.2%
--------------------------------------------------------------------------------
Utilities                                                                 13.8%
--------------------------------------------------------------------------------
Health Care                                                               13.4%
--------------------------------------------------------------------------------
Transportation                                                            12.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     7.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     7.0%
--------------------------------------------------------------------------------
Other                                                                     10.7%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                                           -----
                                                                            15
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   11.67
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   12.68
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.97%
--------------------------------------------------------------------------------
Market Yield                                                              6.48%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               9.00%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 687,593
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       12.11
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               12.75
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 6/19/91)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
1-Year                                                  -9.55%          -10.67%
--------------------------------------------------------------------------------
5-Year                                                   1.75%            2.13%
--------------------------------------------------------------------------------
10-Year                                                  2.70%            3.90%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
New York                                                                  11.5%
--------------------------------------------------------------------------------
Texas                                                                     10.2%
--------------------------------------------------------------------------------
Illinois                                                                   9.3%
--------------------------------------------------------------------------------
South Carolina                                                             6.6%
--------------------------------------------------------------------------------
Washington                                                                 6.2%
--------------------------------------------------------------------------------
California                                                                 5.6%
--------------------------------------------------------------------------------
Oklahoma                                                                   5.4%
--------------------------------------------------------------------------------
Massachusetts                                                              5.1%
--------------------------------------------------------------------------------
Nevada                                                                     3.6%
--------------------------------------------------------------------------------
New Jersey                                                                 3.4%
--------------------------------------------------------------------------------
Colorado                                                                   3.4%
--------------------------------------------------------------------------------
Ohio                                                                       3.3%
--------------------------------------------------------------------------------
Pennsylvania                                                               2.5%
--------------------------------------------------------------------------------
Louisiana                                                                  2.2%
--------------------------------------------------------------------------------
Alabama                                                                    2.0%
--------------------------------------------------------------------------------
North Carolina                                                             1.8%
--------------------------------------------------------------------------------
Puerto Rico                                                                1.8%
--------------------------------------------------------------------------------
Michigan                                                                   1.6%
--------------------------------------------------------------------------------
Other                                                                     14.5%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           40.8%
--------------------------------------------------------------------------------
Transportation                                                            13.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.7%
--------------------------------------------------------------------------------
Utilities                                                                 10.4%
--------------------------------------------------------------------------------
Health Care                                                                7.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     4.4%
--------------------------------------------------------------------------------
Other                                                                     10.7%
--------------------------------------------------------------------------------

NQU         | Nuveen Quality
Performance | Income Municipal
OVERVIEW    | Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1)

PIE CHART:

AAA/U.S.
Guaranteed            57%
AA                    25%
A                      7%
BBB                    6%
BB or Lower            4%
N/R                    1%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0605
Dec    0.0605
Jan    0.0605
Feb    0.0605
Mar    0.0605
Apr    0.0605
May    0.0605
Jun    0.0605
Jul    0.0605
Aug    0.0605
Sep    0.0630
Oct    0.0630

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.58
                  13.58
                  13.52
                  13.40
                  13.27
                  13.33
                  13.16
                  13.17
                  13.15
                  12.99
                  12.96
                  12.95
                  12.87
                  13.00
                  13.05
                  13.10
                  13.15
                  13.11
                  13.19
                  13.26
                  13.35
                  13.32
                  13.40
                  13.34
                  13.31
                  13.32
                  13.37
                  13.33
                  13.25
                  13.12
                  12.99
                  13.01
                  13.04
                  13.04
                  13.04
                  12.98
                  13.04
                  12.95
                  13.04
                  13.16
                  13.44
                  13.70
                  14.00
                  14.25
                  14.22
                  14.29
                  14.24
                  14.27
                  14.20
                  14.27
                  14.36
                  14.36
                  14.24
                  14.03
                  14.18
                  14.43
                  14.45
                  14.35
                  14.31
                  14.35
                  14.26
                  14.26
                  14.28
                  14.29
                  14.37
                  14.33
                  14.31
                  14.36
                  14.39
                  14.49
                  13.98
                  13.37
                  13.50
                  13.60
                  13.44
                  13.27
                  13.20
                  13.40
                  13.47
                  13.42
                  13.13
                  12.94
                  13.30
                  13.39
                  13.65
                  13.42
                  13.53
                  13.54
                  13.57
                  13.57
                  13.62
                  13.44
                  13.30
                  13.42
                  13.35
                  13.29
                  13.32
                  13.36
                  13.40
                  13.45
                  13.46
                  13.52
                  13.52
                  13.40
                  13.38
                  13.44
                  13.44
                  13.33
                  13.37
                  13.39
                  13.31
                  13.29
                  13.33
                  13.39
                  13.45
                  13.46
                  13.53
                  13.51
                  13.53
                  13.53
                  13.46
                  13.47
                  13.45
                  13.47
                  13.49
                  13.52
                  13.46
                  13.53
                  13.50
                  13.56
                  13.57
                  13.57
                  13.59
                  13.58
                  13.60
                  13.70
                  13.76
                  13.80
                  13.88
                  13.87
                  13.91
                  13.93
                  13.96
                  13.95
                  13.94
                  13.94
                  13.91
                  13.99
                  13.93
                  13.90
                  13.87
                  13.80
                  13.71
                  13.50
                  13.35
                  13.45
                  13.54
                  13.43
                  13.26
                  13.21
                  13.16
                  13.03
                  13.09
                  13.11
                  13.16
                  13.02
                  13.10
                  13.16
                  13.27
                  13.21
                  13.19
                  13.18
                  13.29
                  13.30
                  13.11
                  12.97
                  12.81
                  12.87
                  13.00
                  12.90
                  12.92
                  13.04
                  12.96
                  12.98
                  13.05
                  13.09
                  13.17
                  13.19
                  13.25
                  13.18
                  13.18
                  13.17
                  13.19
                  13.14
                  13.23
                  13.21
                  13.16
                  13.09
                  13.04
                  13.02
                  13.02
                  12.99
                  13.02
                  12.96
                  12.88
                  12.92
                  13.00
                  13.07
                  13.00
                  13.04
                  13.04
                  13.03
                  13.06
                  13.03
                  13.05
                  13.11
                  13.10
                  13.06
                  12.92
                  12.75
                  12.64
                  12.39
                  12.21
                  11.94
                  12.38
                  11.78
                  11.37
                  11.37
                  11.72
                  11.51
                  10.91
                  10.90
                  11.17
                  11.32
                  11.27
                  10.15
                   9.86
                   9.49
                   8.94
                   8.50
                   9.65
                  10.50
                   9.92
                   9.98
                  10.14
                  10.59
                  10.63
                  10.79
                  11.14
                  11.59
                  11.76
                  11.63
                  11.39
                  11.45
10/31/08          11.67

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

-----
  16
-----

NPF         | Nuveen Premier
Performance | Municipal Income
OVERVIEW    | Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

AAA/U.S.
Guaranteed                    27%
AA                            50%
A                              9%
BBB                           13%
N/R                            1%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov        $ 0.0560
Dec          0.0560
Jan          0.0560
Feb          0.0560
Mar          0.0560
Apr          0.0560
May          0.0560
Jun          0.0560
Jul          0.0560
Aug          0.0560
Sep          0.0575
Oct          0.0575

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.10
                  13.04
                  13.05
                  13.05
                  12.95
                  12.81
                  12.66
                  12.57
                  12.55
                  12.36
                  12.36
                  12.40
                  12.41
                  12.53
                  12.66
                  12.63
                  12.78
                  12.70
                  12.60
                  12.67
                  12.74
                  12.71
                  12.77
                  12.86
                  12.84
                  12.81
                  12.83
                  12.88
                  12.81
                  12.66
                  12.65
                  12.69
                  12.76
                  12.71
                  12.70
                  12.65
                  12.74
                  12.73
                  12.77
                  12.85
                  12.88
                  12.99
                  13.10
                  13.30
                  13.38
                  13.51
                  13.46
                  13.51
                  13.55
                  13.58
                  13.60
                  13.60
                  13.54
                  13.36
                  13.41
                  13.56
                  13.55
                  13.44
                  13.35
                  13.35
                  13.24
                  13.28
                  13.27
                  13.34
                  13.42
                  13.39
                  13.34
                  13.37
                  13.44
                  13.61
                  13.14
                  12.77
                  12.72
                  12.93
                  12.95
                  12.78
                  12.61
                  12.79
                  12.88
                  12.70
                  12.40
                  12.18
                  12.38
                  12.35
                  12.53
                  12.41
                  12.49
                  12.46
                  12.49
                  12.27
                  12.29
                  12.31
                  12.10
                  12.22
                  12.19
                  12.22
                  12.40
                  12.41
                  12.52
                  12.63
                  12.64
                  12.60
                  12.63
                  12.57
                  12.56
                  12.55
                  12.61
                  12.54
                  12.70
                  12.78
                  12.74
                  12.81
                  12.70
                  12.80
                  12.83
                  12.78
                  12.88
                  12.97
                  12.93
                  12.95
                  12.93
                  12.92
                  12.83
                  12.86
                  12.88
                  12.94
                  12.86
                  12.88
                  12.86
                  12.89
                  12.93
                  12.95
                  12.96
                  12.92
                  12.94
                  12.92
                  12.97
                  13.00
                  12.95
                  12.93
                  12.89
                  12.94
                  12.95
                  13.00
                  12.96
                  12.96
                  12.94
                  12.98
                  12.95
                  12.95
                  12.90
                  12.90
                  12.85
                  12.73
                  12.62
                  12.63
                  12.66
                  12.64
                  12.59
                  12.48
                  12.36
                  12.16
                  12.18
                  12.30
                  12.40
                  12.28
                  12.34
                  12.37
                  12.47
                  12.40
                  12.40
                  12.40
                  12.47
                  12.50
                  12.33
                  12.18
                  12.15
                  12.13
                  12.22
                  12.08
                  12.15
                  12.12
                  12.04
                  12.02
                  11.99
                  12.11
                  12.12
                  12.04
                  12.03
                  12.04
                  12.06
                  12.10
                  12.05
                  12.02
                  12.06
                  12.08
                  12.09
                  12.01
                  12.00
                  12.08
                  12.08
                  12.04
                  12.07
                  12.04
                  11.99
                  12.02
                  12.09
                  12.10
                  12.06
                  12.04
                  12.04
                  12.07
                  12.06
                  12.08
                  12.13
                  12.18
                  12.14
                  12.13
                  12.04
                  11.97
                  11.92
                  11.86
                  11.54
                  11.09
                  11.35
                  10.96
                  10.84
                  10.89
                  10.84
                  10.47
                  10.08
                  10.15
                  10.26
                  10.30
                  10.33
                   9.43
                   9.37
                   8.81
                   8.37
                   7.34
                   8.80
                   9.08
                   8.55
                   8.72
                   8.92
                   9.47
                   9.65
                   9.90
                  10.09
                  10.22
                  10.17
                  10.11
                  10.06
                  10.05
10/31/08          10.07

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   10.07
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   11.68
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.78%
--------------------------------------------------------------------------------
Market Yield                                                              6.85%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               9.51%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 232,517
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       13.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               13.20
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
1-Year                                                 -19.97%          -17.03%
--------------------------------------------------------------------------------
5-Year                                                  -1.70%            0.24%
--------------------------------------------------------------------------------
10-Year                                                  0.98%            3.02%
--------------------------------------------------------------------------------

States
(as a % of total investments)(2)
--------------------------------------------------------------------------------
California                                                                13.3%
--------------------------------------------------------------------------------
New York                                                                  12.4%
--------------------------------------------------------------------------------
Illinois                                                                   6.4%
--------------------------------------------------------------------------------
Washington                                                                 5.8%
--------------------------------------------------------------------------------
New Jersey                                                                 5.3%
--------------------------------------------------------------------------------
Texas                                                                      4.9%
--------------------------------------------------------------------------------
South Carolina                                                             4.8%
--------------------------------------------------------------------------------
Arizona                                                                    4.7%
--------------------------------------------------------------------------------
Wisconsin                                                                  4.0%
--------------------------------------------------------------------------------
Louisiana                                                                  3.6%
--------------------------------------------------------------------------------
Minnesota                                                                  3.1%
--------------------------------------------------------------------------------
Georgia                                                                    2.8%
--------------------------------------------------------------------------------
Michigan                                                                   2.6%
--------------------------------------------------------------------------------
North Carolina                                                             2.5%
--------------------------------------------------------------------------------
Colorado                                                                   2.0%
--------------------------------------------------------------------------------
Indiana                                                                    1.8%
--------------------------------------------------------------------------------
Rhode Island                                                               1.6%
--------------------------------------------------------------------------------
Ohio                                                                       1.6%
--------------------------------------------------------------------------------
Nebraska                                                                   1.4%
--------------------------------------------------------------------------------
Maryland                                                                   1.3%
--------------------------------------------------------------------------------
Other                                                                     14.1%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    17.8%
--------------------------------------------------------------------------------
Utilities                                                                 15.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.4%
--------------------------------------------------------------------------------
Health Care                                                               12.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.3%
--------------------------------------------------------------------------------
Transportation                                                             6.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            6.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          4.4%
--------------------------------------------------------------------------------
Other                                                                     11.4%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                                           -----
                                                                            17
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   11.02
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    9.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                14.43%
--------------------------------------------------------------------------------
Market Yield                                                              9.09%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                              12.63%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 230,123
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       20.14
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               16.99
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/19/03)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -24.77%          -32.63%
--------------------------------------------------------------------------------
Since
Inception                                                0.47%           -1.23%
--------------------------------------------------------------------------------

States
(as a % of total investments)(2)
--------------------------------------------------------------------------------
California                                                                 9.6%
--------------------------------------------------------------------------------
Florida                                                                    8.4%
--------------------------------------------------------------------------------
Colorado                                                                   7.6%
--------------------------------------------------------------------------------
Indiana                                                                    7.0%
--------------------------------------------------------------------------------
Texas                                                                      6.6%
--------------------------------------------------------------------------------
Illinois                                                                   5.3%
--------------------------------------------------------------------------------
Ohio                                                                       5.0%
--------------------------------------------------------------------------------
Louisiana                                                                  4.9%
--------------------------------------------------------------------------------
Arizona                                                                    3.9%
--------------------------------------------------------------------------------
Pennsylvania                                                               3.8%
--------------------------------------------------------------------------------
New Jersey                                                                 3.7%
--------------------------------------------------------------------------------
Michigan                                                                   3.0%
--------------------------------------------------------------------------------
Wisconsin                                                                  3.0%
--------------------------------------------------------------------------------
Washington                                                                 3.0%
--------------------------------------------------------------------------------
North Carolina                                                             2.9%
--------------------------------------------------------------------------------
Minnesota                                                                  2.5%
--------------------------------------------------------------------------------
Tennessee                                                                  2.1%
--------------------------------------------------------------------------------
Missouri                                                                   1.8%
--------------------------------------------------------------------------------
Virgin Islands                                                             1.7%
--------------------------------------------------------------------------------
Other                                                                     14.2%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Health Care                                                               19.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    18.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           12.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        8.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          6.8%
--------------------------------------------------------------------------------
Utilities                                                                  5.8%
--------------------------------------------------------------------------------
Industrials                                                                5.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.3%
--------------------------------------------------------------------------------
Transportation                                                             4.7%
--------------------------------------------------------------------------------
Other                                                                     12.8%
--------------------------------------------------------------------------------

NMZ         | Nuveen Municipal
Performance | High Income
OVERVIEW    | Opportunity Fund

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

AAA/U.S.
Guaranteed                    17%
AA                             9%
A                              5%
BBB                           12%
BB or Lower                   11%
N/R                           46%

2007-2008 Monthly Tax-Free Dividends Per Common Share(4)

BAR CHART:

Nov        $ 0.0815
Dec          0.0815
Jan          0.0815
Feb          0.0815
Mar          0.0815
Apr          0.0815
May          0.0815
Jun          0.0815
Jul          0.0815
Aug          0.0815
Sep          0.0835
Oct          0.0835

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 15.90
                  15.87
                  15.89
                  16.02
                  15.87
                  15.87
                  15.69
                  15.62
                  15.65
                  15.66
                  15.54
                  15.51
                  15.27
                  15.44
                  15.20
                  15.31
                  15.30
                  15.20
                  15.35
                  15.24
                  14.98
                  15.00
                  15.30
                  15.38
                  15.40
                  15.38
                  15.45
                  15.50
                  15.37
                  15.07
                  15.00
                  14.87
                  14.75
                  14.71
                  14.53
                  14.34
                  14.27
                  14.20
                  14.12
                  14.57
                  14.98
                  15.16
                  15.40
                  15.52
                  15.70
                  15.79
                  15.82
                  15.90
                  15.98
                  15.97
                  16.04
                  15.85
                  15.63
                  15.54
                  15.62
                  16.07
                  16.08
                  15.81
                  15.92
                  15.84
                  15.88
                  15.89
                  15.97
                  15.96
                  15.91
                  15.91
                  15.92
                  16.03
                  15.98
                  16.12
                  15.70
                  15.01
                  15.01
                  15.43
                  15.17
                  15.17
                  14.95
                  15.25
                  15.33
                  15.19
                  14.99
                  14.92
                  15.15
                  15.21
                  15.52
                  15.28
                  15.26
                  15.23
                  15.35
                  15.06
                  14.99
                  15.03
                  14.60
                  14.73
                  14.67
                  14.75
                  15.05
                  15.21
                  15.35
                  15.30
                  15.21
                  15.27
                  15.32
                  15.21
                  15.27
                  15.24
                  15.36
                  15.23
                  15.25
                  15.35
                  15.22
                  15.29
                  15.18
                  15.22
                  15.38
                  15.40
                  15.50
                  15.40
                  15.38
                  15.31
                  15.31
                  15.32
                  15.36
                  15.50
                  15.50
                  15.44
                  15.47
                  15.42
                  15.39
                  15.36
                  15.38
                  15.47
                  15.40
                  15.49
                  15.49
                  15.54
                  15.60
                  15.40
                  15.45
                  15.50
                  15.54
                  15.44
                  15.53
                  15.45
                  15.56
                  15.56
                  15.41
                  15.41
                  15.35
                  15.48
                  15.41
                  15.53
                  15.53
                  15.41
                  15.24
                  15.24
                  15.33
                  15.20
                  15.06
                  14.97
                  14.85
                  14.77
                  14.95
                  14.95
                  15.00
                  15.15
                  15.14
                  15.28
                  15.24
                  15.17
                  15.30
                  15.30
                  15.49
                  15.43
                  15.16
                  15.03
                  14.75
                  14.79
                  14.73
                  14.73
                  14.79
                  14.77
                  14.71
                  14.86
                  14.86
                  14.93
                  15.15
                  15.15
                  15.05
                  14.94
                  14.98
                  14.89
                  14.74
                  14.76
                  14.74
                  14.73
                  14.66
                  14.52
                  14.44
                  14.31
                  14.45
                  14.47
                  14.78
                  14.36
                  14.42
                  14.41
                  14.56
                  14.57
                  14.38
                  14.47
                  14.47
                  14.42
                  14.54
                  14.50
                  14.50
                  14.49
                  14.42
                  14.42
                  14.33
                  14.40
                  14.10
                  14.25
                  13.52
                  12.99
                  14.17
                  13.21
                  12.92
                  12.80
                  12.60
                  12.65
                  11.77
                  12.50
                  11.83
                  11.75
                  11.85
                  10.78
                   9.90
                   8.80
                   7.60
                   7.04
                   9.34
                  10.37
                   9.77
                   9.75
                   9.92
                  10.57
                  10.53
                  10.45
                  10.69
                  10.67
                  10.43
                  11.45
                  11.07
                  10.82
10/31/08          11.02

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0933 per share.

-----
  18
-----

NMD         | Nuveen Municipal
Performance | High Income
OVERVIEW    | Opportunity Fund 2

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

AA                    14%
A                      2%
BBB                   30%
BB or Lower           14%
N/R                   40%

2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Jan  $ 0.0785
Feb    0.0785
Mar    0.0785
Apr    0.0785
May    0.0785
Jun    0.0785
Jul    0.0785
Aug    0.0785
Sep    0.0800
Oct    0.0800

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 15.00
                  15.00
                  15.00
                  15.05
                  15.00
                  15.00
                  14.90
                  14.99
                  15.00
                  15.00
                  15.01
                  14.96
                  14.95
                  14.90
                  14.99
                  15.01
                  15.01
                  15.08
                  15.10
                  15.05
                  15.04
                  14.55
                  14.70
                  14.63
                  14.75
                  14.97
                  15.01
                  15.00
                  14.99
                  14.85
                  14.97
                  14.98
                  15.00
                  15.09
                  15.09
                  15.05
                  15.05
                  15.00
                  15.00
                  15.05
                  15.00
                  15.14
                  15.05
                  15.03
                  15.10
                  15.23
                  15.10
                  15.01
                  15.05
                  15.05
                  15.14
                  15.09
                  15.10
                  15.09
                  15.14
                  15.09
                  15.15
                  15.14
                  15.09
                  15.30
                  15.05
                  14.75
                  14.66
                  14.73
                  14.67
                  14.65
                  14.45
                  14.10
                  14.08
                  14.16
                  14.09
                  14.05
                  13.91
                  13.74
                  13.96
                  13.94
                  14.15
                  13.91
                  14.05
                  13.88
                  13.98
                  13.70
                  13.50
                  13.53
                  13.43
                  13.64
                  13.75
                  13.60
                  13.67
                  13.80
                  13.85
                  13.80
                  13.78
                  13.75
                  13.85
                  13.92
                  13.98
                  13.97
                  14.04
                  14.11
                  14.12
                  14.25
                  14.15
                  14.22
                  14.19
                  14.26
                  14.35
                  14.33
                  14.50
                  14.43
                  14.42
                  14.64
                  14.55
                  14.55
                  14.75
                  14.71
                  14.69
                  14.70
                  14.75
                  14.64
                  14.65
                  14.55
                  14.52
                  14.51
                  14.45
                  14.63
                  14.60
                  14.66
                  14.56
                  14.53
                  14.51
                  14.58
                  14.55
                  14.53
                  14.62
                  14.62
                  14.53
                  14.43
                  14.42
                  14.47
                  14.47
                  14.48
                  14.50
                  14.31
                  14.20
                  14.34
                  14.23
                  14.05
                  14.08
                  14.15
                  13.97
                  13.49
                  13.83
                  13.83
                  13.84
                  13.77
                  13.75
                  13.71
                  13.79
                  13.80
                  13.81
                  13.95
                  13.90
                  13.77
                  13.71
                  13.50
                  13.21
                  13.46
                  13.42
                  13.44
                  13.58
                  13.57
                  13.51
                  13.31
                  13.35
                  13.26
                  13.32
                  13.14
                  13.13
                  13.43
                  13.35
                  13.30
                  13.20
                  13.16
                  13.48
                  13.50
                  13.56
                  13.47
                  13.55
                  13.52
                  13.58
                  13.40
                  13.47
                  13.42
                  13.44
                  13.42
                  13.39
                  13.46
                  13.39
                  13.44
                  13.44
                  13.51
                  13.55
                  13.52
                  13.59
                  13.56
                  13.62
                  13.60
                  13.45
                  13.40
                  13.40
                  13.53
                  12.93
                  12.07
                  12.40
                  11.27
                  10.58
                  10.82
                  11.11
                  11.34
                  10.85
                  11.26
                  11.34
                  11.38
                  11.47
                  10.57
                  10.50
                   9.80
                   8.00
                   7.10
                   9.47
                   9.60
                   9.25
                   9.33
                   9.85
                  10.05
                  10.10
                   9.85
                   9.93
                  10.14
                  10.24
                  11.15
                  10.21
                  10.21
10/31/08          10.04

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   10.04
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    9.13
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 9.97%
--------------------------------------------------------------------------------
Market Yield                                                              9.56%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                              13.28%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 144,745
--------------------------------------------------------------------------------
Average Effective Maturity on
Securities (Years)                                                       26.23
--------------------------------------------------------------------------------
Modified Duration                                                        12.19
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/15/07)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
Since
Inception                                              -28.82%          -32.15%
--------------------------------------------------------------------------------

States
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Florida                                                                   11.9%
--------------------------------------------------------------------------------
California                                                                10.8%
--------------------------------------------------------------------------------
Texas                                                                     10.6%
--------------------------------------------------------------------------------
Colorado                                                                   6.6%
--------------------------------------------------------------------------------
Illinois                                                                   5.6%
--------------------------------------------------------------------------------
Louisiana                                                                  5.5%
--------------------------------------------------------------------------------
Washington                                                                 4.7%
--------------------------------------------------------------------------------
South Carolina                                                             4.3%
--------------------------------------------------------------------------------
Utah                                                                       3.6%
--------------------------------------------------------------------------------
Arizona                                                                    3.5%
--------------------------------------------------------------------------------
New Jersey                                                                 3.4%
--------------------------------------------------------------------------------
Ohio                                                                       3.0%
--------------------------------------------------------------------------------
Indiana                                                                    2.9%
--------------------------------------------------------------------------------
North Carolina                                                             2.7%
--------------------------------------------------------------------------------
Georgia                                                                    2.4%
--------------------------------------------------------------------------------
Minnesota                                                                  2.0%
--------------------------------------------------------------------------------
Tennessee                                                                  1.9%
--------------------------------------------------------------------------------
Other                                                                     14.6%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Health Care                                                               30.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    16.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         12.7%
--------------------------------------------------------------------------------
Consumer Discretion                                                        6.2%
--------------------------------------------------------------------------------
Transportation                                                             6.0%
--------------------------------------------------------------------------------
Utilities                                                                  5.8%
--------------------------------------------------------------------------------
Industrials                                                                5.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        4.5%
--------------------------------------------------------------------------------
Other                                                                     12.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                                           -----
                                                                            19
                                                                           -----

NQM | Shareholder MEETING REPORT
NQS |
NQU | The annual meeting of shareholders was held on July 29, 2008, at The
      Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NQM, NQS, NQU, NPF and NMZ was subsequently adjourned to August 29, 2008, and additionally adjourned to September 30, 2008, October 28, 2008 and November 25, 2008.

                                                  NQM                              NQS                              NQU
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                       Common and                       Common and
                                          Preferred      Preferred         Preferred      Preferred         Preferred      Preferred
                                      shares voting  shares voting     shares voting  shares voting     shares voting  shares voting
                                           together       together          together       together          together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the elimination of the
Fund's fundamental policy relating
to investments in municipal
securities and below investment
grade securities.
   For                                   17,876,900          2,715        16,562,654          2,367        28,203,296          4,207
   Against                                1,271,687            433         1,109,331            441         1,970,553            507
   Abstain                                  918,260            103           612,146            120           920,046            179
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,146,731          9,535        39,111,480         15,172
====================================================================================================================================
To approve the new fundamental
policy relating to investments in
municipal securities for the Fund.
   For                                   18,031,876          2,782        16,675,374          2,516        28,339,225          4,353
   Against                                1,117,796            368           976,505            295         1,748,580            361
   Abstain                                  917,175            101           632,252            117         1,006,090            179
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,146,731          9,535        39,111,480         15,172
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
investing in other investment
companies.
   For                                   17,820,594          2,735        16,464,766          2,518        27,923,775          4,346
   Against                                1,310,964            437         1,160,334            324         2,112,740            411
   Abstain                                  935,289             79           659,031             86         1,057,380            136
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,146,731          9,535        39,111,480         15,172
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
derivatives and short sales.
   For                                   17,691,160          2,682        16,390,121          2,350        27,789,749          4,189
   Against                                1,415,540            480         1,206,168            481         2,156,446            564
   Abstain                                  960,147             89           687,842             97         1,147,700            140
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,146,731          9,535        39,111,480         15,172
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
commodities.
   For                                   17,670,458          2,682        16,351,621          2,368        27,754,895          4,203
   Against                                1,445,153            471         1,264,586            464         2,280,023            546
   Abstain                                  951,236             98           667,924             96         1,058,977            144
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,146,731          9,535        39,111,480         15,172
====================================================================================================================================
To approve the new fundamental
policy relating to commodities.
   For                                   17,750,075          2,716        16,460,751          2,382        27,932,747          4,240
   Against                                1,364,003            418         1,179,131            455         2,120,735            521
   Abstain                                  952,769            117           677,249             91         1,040,413            132
   Broker Non-Votes                       5,268,797          7,086         4,862,600          6,607         8,017,585         10,279
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,335,644         10,337        23,179,731          9,535        39,111,480         15,172
====================================================================================================================================

-----
  20
-----

                                                  NQM                               NQS                              NQU
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                       Common and                       Common and
                                          Preferred      Preferred         Preferred      Preferred         Preferred      Preferred
                                      shares voting  shares voting     shares voting  shares voting     shares voting  shares voting
                                           together       together          together       together          together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Board Members was
reached as follows:
John P. Amboian
   For                                   24,223,248             --        22,252,735             --        37,540,785             --
   Withhold                               1,109,395             --           893,972             --         1,569,582             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
Robert P. Bremner
   For                                   24,185,595             --        22,253,697             --        37,529,796             --
   Withhold                               1,147,048             --           893,010             --         1,580,571             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
Jack B. Evans
   For                                   24,210,036             --        22,242,425             --        37,526,925             --
   Withhold                               1,122,607             --           904,282             --         1,583,442             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
William C. Hunter
   For                                           --          9,846                --          9,100                --         14,721
   Withhold                                      --            490                --            411                --            440
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --         10,336                --          9,511                --         15,161
====================================================================================================================================
David J. Kundert
   For                                   24,190,065             --        22,264,977             --        37,524,797             --
   Withhold                               1,142,578             --           881,730             --         1,585,570             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
William J. Schneider
   For                                           --          9,846                --          9,100                --         14,724
   Withhold                                      --            490                --            411                --            437
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --         10,336                --          9,511                --         15,161
====================================================================================================================================
Judith M. Stockdale
   For                                   24,206,171             --        22,245,242             --        37,513,460             --
   Withhold                               1,126,472             --           901,465             --         1,596,907             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
Carole E. Stone
   For                                   24,210,949             --        22,252,997             --        37,516,668             --
   Withhold                               1,121,694             --           893,710             --         1,593,699             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================
Terence J. Toth
   For                                   24,205,832             --        22,256,119             --        37,544,957             --
   Withhold                               1,126,811             --           890,588             --         1,565,410             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,332,643             --        23,146,707             --        39,110,367             --
====================================================================================================================================

                                                                           -----
                                                                            21
                                                                           -----

NMZ |
NMD |

                                                  NPF                              NMZ                              NMD
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                       Common and                       Common and
                                          Preferred      Preferred         Preferred      Preferred         Preferred      Preferred
                                      shares voting  shares voting     shares voting  shares voting     shares voting  shares voting
                                           together       together          together       together          together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the elimination of the
Fund's fundamental policy relating
to investments in municipal
securities and below investment
grade securities.
   For                                    9,888,243          1,444                --             --                --             --
   Against                                1,044,696            333                --             --                --             --
   Abstain                                  349,669             20                --             --                --             --
   Broker Non-Votes                       2,708,826          4,008                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805                --             --                --             --
====================================================================================================================================
To approve the new fundamental
policy relating to investments in
municipal securities for the Fund.
   For                                    9,903,416          1,471        11,841,233          1,214                --             --
   Against                                  991,430            305           580,560            156                --             --
   Abstain                                  387,762             21           460,841             64                --             --
   Broker Non-Votes                       2,708,826          4,008         3,854,440          3,868                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805        16,737,074          5,302                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
investing in other investment
companies.
   For                                    9,842,425          1,464        11,792,037          1,214                --             --
   Against                                1,068,079            312           615,517            156                --             --
   Abstain                                  372,104             21           475,080             64                --             --
   Broker Non-Votes                       2,708,826          4,008         3,854,440          3,868                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805        16,737,074          5,302                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
derivatives and short sales.
   For                                    9,776,777          1,426                --             --                --             --
   Against                                1,124,196            340                --             --                --             --
   Abstain                                  381,635             31                --             --                --             --
   Broker Non-Votes                       2,708,826          4,008                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
commodities.
   For                                    9,483,576          1,432                --             --                --             --
   Against                                1,381,870            337                --             --                --             --
   Abstain                                  417,162             28                --             --                --             --
   Broker Non-Votes                       2,708,826          4,008                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805                --             --                --             --
====================================================================================================================================
To approve the new fundamental
policy relating to commodities.
   For                                    9,514,792          1,430                --             --                --             --
   Against                                1,368,228            335                --             --                --             --
   Abstain                                  399,588             32                --             --                --             --
   Broker Non-Votes                       2,708,826          4,008                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,434          5,805                --             --                --             --
====================================================================================================================================

-----
  22
-----

                                                  NPF                              NMZ                              NMD
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                       Common and                       Common and
                                          Preferred      Preferred         Preferred      Preferred         Preferred      Preferred
                                      shares voting  shares voting     shares voting  shares voting     shares voting  shares voting
                                           together       together          together       together          together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Board Members was
reached as follows:
John P. Amboian
   For                                   13,103,021             --        16,153,240             --        12,620,020             --
   Withhold                                 888,408             --           583,824             --           145,116             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --        16,737,064             --        12,765,136             --
====================================================================================================================================
Robert P. Bremner
   For                                   13,098,468             --                --             --                --             --
   Withhold                                 892,961             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --                --             --                --             --
====================================================================================================================================
Jack B. Evans
   For                                   13,092,058             --                --             --                --             --
   Withhold                                 899,371             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --                --             --                --             --
====================================================================================================================================
William C. Hunter
   For                                           --          5,505                --          5,178        12,620,233             --
   Withhold                                      --            295                --            114           144,903             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --          5,800                --          5,292        12,765,136             --
====================================================================================================================================
David J. Kundert
   For                                   13,095,405             --        16,159,817             --        12,613,670             --
   Withhold                                 896,024             --           577,247             --           151,466             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --        16,737,064             --        12,765,136             --
====================================================================================================================================
William J. Schneider
   For                                           --          5,505                --          5,178                --             --
   Withhold                                      --            295                --            114                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --          5,800                --          5,292                --             --
====================================================================================================================================
Judith M. Stockdale
   For                                   13,101,628             --                --             --                --             --
   Withhold                                 889,801             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --                --             --                --             --
====================================================================================================================================
Carole E. Stone
   For                                   13,105,248             --                --             --                --             --
   Withhold                                 886,181             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --                --             --                --             --
====================================================================================================================================
Terence J. Toth
   For                                   13,098,888             --        16,171,339             --        12,616,670             --
   Withhold                                 892,541             --           565,725             --           148,466             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 13,991,429             --        16,737,064             --        12,765,136             --
====================================================================================================================================

                                                                           -----
                                                                            23
                                                                           -----

   Report of

    INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM

The Board of Directors/Trustees and Shareholders
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen  Municipal High Income Opportunity Fund
Nuveen Municipal High Income Opportunity Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund, and Nuveen Municipal High Income Opportunity Fund 2 (the "Funds") as of October 31, 2008, and the related statements of operations, statements of changes in net assets, statements of cash flows (Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund 2 only) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal High Income Opportunity Fund 2 at October 31, 2008, the results of their operations, changes in their net assets, and cash flows (Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund 2
only) and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Chicago, Illinois
December 23, 2008

-----
  24
-----

NQM | Nuveen Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                         Provisions (2)   Ratings (3)           Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.3% (0.8% of Total Investments)

$      3,800   Alabama Special Care Facilities Financing Authority, Revenue           11/16 at 100.00           Aa1    $  3,140,700
                  Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)

               Birmingham Special Care Facilities Financing Authority, Alabama,
               Revenue Bonds, Baptist Health System Inc., Series 2005A:
       1,200      5.250%, 11/15/20                                                    11/15 at 100.00          Baa1       1,026,972
         800      5.000%, 11/15/30                                                    11/15 at 100.00          Baa1         577,160

       1,650   Courtland Industrial Development Board, Alabama, Pollution              6/15 at 100.00           BBB       1,145,843
                  Control Revenue Bonds, International Paper Company, Series
                  2005A, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
       7,450   Total Alabama                                                                                              5,890,675
------------------------------------------------------------------------------------------------------------------------------------

               Alaska - 1.7% (1.0% of Total Investments)

       4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco            6/10 at 100.00           AAA       4,236,560
                  Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                  (Pre-refunded 6/01/10)

               Northern Tobacco Securitization Corporation, Alaska, Tobacco
               Settlement Asset-Backed Bonds, Series 2006A:
       4,000      5.000%, 6/01/32                                                      6/14 at 100.00          Baa3       2,359,440
       1,500      5.000%, 6/01/46                                                      6/14 at 100.00          Baa3         798,000
------------------------------------------------------------------------------------------------------------------------------------
       9,500   Total Alaska                                                                                               7,394,000
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 1.4% (0.8% of Total Investments)

               Glendale Industrial Development Authority, Arizona, Revenue Bonds,
               John C. Lincoln Health Network, Series 2005B:
         200      5.250%, 12/01/24                                                    12/15 at 100.00           BBB         162,202
         265      5.250%, 12/01/25                                                    12/15 at 100.00           BBB         211,550

       2,500   Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs,        7/17 at 100.00           AAA         404,000
                  Series 11032- 11034, 8.606%, 7/01/31 (IF)

       5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien            7/18 at 100.00           AA-       3,886,100
                  Airport Revenue Bonds, Series 2008, Trust 1132, 7.719%,
                  7/01/38 (IF)

       2,450   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue             No Opt. Call           AA-       1,483,402
                  Bonds, Series 2007, 5.000%,12/01/37
------------------------------------------------------------------------------------------------------------------------------------
      10,415   Total Arizona                                                                                              6,147,254
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 2.0% (1.2% of Total Investments)

               University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A:
       3,290      5.000%, 12/01/30 - AMBAC Insured                                    12/15 at 100.00           Aa3       3,049,304
       2,000      5.000%, 12/01/35 - AMBAC Insured                                    12/15 at 100.00           Aa3       1,800,280

               Van Buren County, Arkansas, Sales and Use Tax Revenue Refunding
               and Construction Bonds, Series 2000:
       1,055      5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00           Aa3       1,041,253
       2,100      5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00           Aaa       2,081,184

       1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington         2/15 at 100.00          Baa1         737,970
                  Regional Medical Center, Series 2005B, 5.000%, 2/01/30
------------------------------------------------------------------------------------------------------------------------------------
       9,445   Total Arkansas                                                                                             8,709,991
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                             25
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                         Provisions (2)   Ratings (3)           Value
------------------------------------------------------------------------------------------------------------------------------------
               California - 20.2% (12.1% of Total Investments)

$      2,250   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           Aa1    $  2,047,230
                  University of Southern California, Series 2008, 4.750%,
                  10/01/28 (UB)

       1,000   California Educational Facilities Authority, Revenue Bonds,            11/15 at 100.00            A2         887,650
                  University of the Pacific, Series 2006, 5.000%, 11/01/30

       2,500   California Health Facilities Financing Authority, Revenue Bonds,       11/15 at 100.00            A2       2,117,875
                  Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

       4,285   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00            A+       3,396,334
                  Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

               California Statewide Community Development Authority, Revenue
               Bonds, Daughters of Charity Health System, Series 2005A:
       1,000      5.250%, 7/01/30                                                      7/15 at 100.00           BBB         727,040
       1,000      5.000%, 7/01/39                                                      7/15 at 100.00           BBB         648,320

       1,740   California Statewide Community Development Authority, Revenue           5/18 at 100.00           AA-       1,005,182
                  Bonds, Sutter Health, Tender Option Bond Trust 3175, 11.475%,
                  11/15/48 (IF)

       1,290   California Statewide Community Development Authority, Revenue          11/16 at 100.00           AA-         862,203
                  Bonds, Sutter Health, Tender Option Bond Trust 3175, 11.640%,
                  11/15/42 (IF)

       1,900   Chula Vista, California, Industrial Development Revenue Bonds,          6/14 at 102.00            A2       1,738,804
                  San Diego Gas and Electric Company, Series 1996A, 5.300%,
                  7/01/21

       2,530   Commerce Joint Power Financing Authority, California, Tax               8/13 at 100.00           N/R       2,038,801
                  Allocation Refunding Bonds, Redevelopment Projects 2 and 3,
                  Series 2003A, 5.000%, 8/01/28 - RAAI Insured

         145   Commerce Joint Power Financing Authority, California, Tax               8/13 at 100.00           N/R(4)      156,928
                  Allocation Refunding Bonds, Redevelopment Projects 2 and 3,
                  Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) - RAAI
                  Insured

               Golden State Tobacco Securitization Corporation, California,
               Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
       3,000      5.000%, 6/01/33                                                      6/17 at 100.00           BBB       1,870,680
         610      5.125%, 6/01/47                                                      6/17 at 100.00           BBB         360,205

       9,740   Huntington Park Redevelopment Agency, California, Single Family           No Opt. Call           AAA      12,725,894
                  Residential Mortgage Revenue Refunding Bonds, Series 1986A,
                  8.000%, 12/01/19 (ETM)

       1,030   Natomas Union School District, Sacramento County, California,             No Opt. Call            AA       1,068,326
                  General Obligation Refunding Bonds, Series 1999, 5.950%,
                  9/01/21 - MBIA Insured

      15,770   Ontario Redevelopment Financing Authority, San Bernardino                 No Opt. Call            AA      18,342,717
                  County, California, Revenue Refunding Bonds, Redevelopment
                  Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

      13,145   Perris, California, GNMA Mortgage-Backed Securities Program               No Opt. Call           AAA      17,119,784
                  Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%,
                  9/01/23 (Alternative Minimum Tax) (ETM)

       3,415   Rancho Mirage Joint Powers Financing Authority, California,             7/14 at 100.00            A3(4)    3,790,445
                  Revenue Bonds, Eisenhower Medical Center, Series 2004,
                  5.875%, 7/01/26 (Pre-refunded 7/01/14)

       5,000   Riverside Unified School District, Riverside County, California,        2/12 at 101.00            A+       4,643,200
                  General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                  FGIC Insured

               San Diego County, California, Certificates of Participation,
               Burnham Institute, Series 2006:
         250      5.000%, 9/01/21                                                      9/15 at 102.00          Baa3         206,880
         275      5.000%, 9/01/23                                                      9/15 at 102.00          Baa3         220,479

       5,000   San Francisco Unified School District, California, General              6/17 at 100.00           AAA       3,393,500
                  Obligation Bonds, Series 2007A, 3.000%, 6/15/25 - FSA Insured

               San Joaquin Hills Transportation Corridor Agency, Orange County,
               California, Toll Road Revenue Refunding Bonds, Series 1997A:
       6,175      0.000%, 1/15/28 - MBIA Insured                                         No Opt. Call            AA       1,719,120
       8,135      0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call            AA       1,471,540
      17,195      0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call            AA       2,899,077

       3,185   University of California, General Revenue Bonds, Series 2005G,          5/13 at 101.00           Aa1       2,785,378
                  4.750%, 5/15/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     111,565   Total California                                                                                          88,243,592
------------------------------------------------------------------------------------------------------------------------------------

-----
  26
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                         Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 2.9% (1.8% of Total Investments)

$      1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical        6/16 at 100.00            A-    $    755,160
                  Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

         400   Colorado Health Facilities Authority, Revenue Bonds, Poudre             3/15 at 100.00          BBB+         293,072
                  Valley Health Care, Series 2005F, 5.000%, 3/01/25

      12,450   Denver City and County, Colorado, Airport System Revenue               11/10 at 100.00            AA      11,860,119
                  Refunding Bonds, Series 2000A, 6.000%, 11/15/19 - AMBAC
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,850   Total Colorado                                                                                            12,908,351
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 7.6% (4.5% of Total Investments)

      23,745   District of Columbia Water and Sewerage Authority, Public Utility       4/09 at 160.00           AAA      24,627,127
                  Revenue Bonds, Series 2008, 5.500%, 10/01/23 - FSA Insured (UB)

       3,000   District of Columbia, General Obligation Bonds, Series 1998B,             No Opt. Call            AA       3,318,150
                  6.000%, 6/01/16 - MBIA Insured

      15,950   District of Columbia, Revenue Bonds, Georgetown University,              4/11 at 31.03            AA(4)    4,574,460
                  Series 2001A, 0.000%, 4/01/31(Pre-refunded 4/01/11) - MBIA
                  Insured

       1,200   Washington Convention Center Authority, District of Columbia,          10/16 at 100.00            AA         564,132
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                  Residuals 1606, 1.947%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
      43,895   Total District of Columbia                                                                                33,083,869
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 5.3% (3.2% of Total Investments)

       1,000   Board of Regents, Florida State University, Housing Facility            5/15 at 101.00            AA         945,740
                  Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured

       4,230   Brevard County Health Facilities Authority, Florida, Revenue            4/16 at 100.00            A2       3,051,311
                  Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

       1,580   Escambia County Health Facilities Authority, Florida, Health           10/10 at 100.00          Baa1       1,355,292
                  Facility Revenue Refunding Bonds, Baptist Hospital and Baptist
                  Manor, Series 1998, 5.125%, 10/01/19

       3,200   Hillsborough County Industrial Development Authority, Florida,          4/10 at 101.00           N/R       2,147,360
                  Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                  Company, Apollo Beach Project, Series 2000B, 7.125%,
                  4/01/30(Alternative Minimum Tax)

      14,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami              10/17 at 100.00            AA      11,087,720
                  International Airport Hub, Series 2007B, 4.500%, 10/01/31 -
                  MBIA Insured

       5,895   South Miami Health Facilities Authority, Florida, Hospital              8/17 at 100.00           AA-       4,637,891
                  Revenue, Baptist Health System Obligation Group, Series 2007,
                  5.000%, 8/15/42 (UB)
------------------------------------------------------------------------------------------------------------------------------------
      29,905   Total Florida                                                                                             23,225,314
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 5.3% (3.2% of Total Investments)

      10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series       1/10 at 101.00            A+(4)   10,457,500
                  2000A, 5.600%, 1/01/30(Pre-refunded 1/01/10) - FGIC Insured

       2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series           11/14 at 100.00           AAA       2,634,798
                  2004, 5.000%, 11/01/23 - FSA Insured

       2,000   Dalton Development Authority, Georgia, Revenue Certificates,              No Opt. Call            AA       1,668,740
                  Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 -
                  MBIA Insured

       5,980   Fulton County Development Authority, Georgia, Revenue Bonds,            9/11 at 102.00            AA       5,989,568
                  Georgia State University - TUFF/Atlanta Housing LLC, Series
                  2001A, 5.500%, 9/01/22 - AMBAC Insured

       2,250   Georgia Municipal Electric Authority, Project One Special                 No Opt. Call            A+       2,413,710
                  Obligation Bonds, Fourth Crossover Series 1997E, 6.500%,
                  1/01/20
------------------------------------------------------------------------------------------------------------------------------------
      22,940   Total Georgia                                                                                             23,164,316
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            27
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008


   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Idaho - 1.2% (0.7% of Total Investments)

$      4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,             12/11 at 100.00            Aa3    $  4,622,362
                  5.375%, 12/01/31 - MBIA Insured

               Madison County, Idaho, Hospital Revenue Certificates of
               Participation, Madison Memorial Hospital, Series 2006:
         500      5.250%, 9/01/26                                                     9/16 at 100.00           BBB-         379,825
         500      5.250%, 9/01/30                                                     9/16 at 100.00           BBB-         362,710
-----------------------------------------------------------------------------------------------------------------------------------
       5,810   Total Idaho                                                                                                5,364,897
-----------------------------------------------------------------------------------------------------------------------------------

               Illinois - 10.6% (6.4% of Total Investments)

       4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene                  3/10 at 101.00           BBB+(4)    4,986,171
                  University, Series 2000, 6.250%, 3/01/20(Pre-refunded
                  3/01/10) - RAAI Insured

       4,775   Chicago Public Building Commission, Illinois, General Obligation       3/13 at 100.00             AA(4)    5,170,943
                  Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%,
                  3/01/23 (Pre-refunded 3/01/13) - AMBAC Insured

       2,110   Illinois Development Finance Authority, Local Government Program       1/11 at 100.00            Aaa       2,239,216
                  Revenue Bonds, DuPage and Cook Counties Community Unit School
                  District 205 - Elmhurst, Series 2000, 6.000%, 1/01/19
                  (Pre-refunded 1/01/11) - FSA Insured

               Illinois Finance Authority, Revenue Bonds, OSF Healthcare
               System, Series 2004:
       2,500      5.250%, 11/15/21                                                    5/14 at 100.00              A       2,148,950
       1,000      5.250%, 11/15/22                                                    5/14 at 100.00              A         848,300

         395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,           1/16 at 100.00           BBB-         305,758
                  Series 2006, 5.125%, 1/01/25

       2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00           Baa3       2,005,614
                  Medical Center, Series 2002,5.500%, 5/15/32

      12,725   Kane, Cook and DuPage Counties School District 46, Elgin,                No Opt. Call            Aaa      14,416,153
                  Illinois, General Obligation School Bonds, Series 1997,
                  7.800%, 1/01/12 - FSA Insured

       6,300   Madison County Community Unit School District 7, Edwardsville,           No Opt. Call            N/R(4)    6,793,857
                  Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 -
                  FGIC Insured (ETM)

       6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call             AA       2,921,425
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A, 0.000%, 12/15/21 - MBIA Insured

               Will County High School District 204, Joliet, Illinois, General
               Obligation Bonds, Series 2001:
       1,145      8.700%, 12/01/13 - FSA Insured                                        No Opt. Call            AAA       1,406,175
       1,300      8.700%, 12/01/14 - FSA Insured                                        No Opt. Call            AAA       1,633,359

       1,180   Will County School District 17, Channahon, Illinois, General             No Opt. Call            Aa3       1,432,237
                  Obligation School Building Bonds, Series 2001, 8.400%,
                  12/01/13 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      46,750   Total Illinois                                                                                            46,308,158
-----------------------------------------------------------------------------------------------------------------------------------

               Indiana - 3.7% (2.3% of Total Investments)

       5,530   Allen County Jail Building Corporation, Indiana, First Mortgage        4/11 at 101.00            N/R(4)    5,977,101
                  Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded 4/01/11)

       1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00            Aaa       1,834,767
                  Mortgage Revenue Bonds, Cloverleaf Apartments Project Phase
                  I, Series 2000, 6.000%, 1/20/31

       2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing          7/10 at 102.00            Aaa       2,407,725
                  Revenue Bonds, Blueridge Terrace Project, Series 2000,
                  6.050%, 1/20/36

               St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
               Madison Center Inc., Series 2005:
       1,550      5.250%, 2/15/23                                                     2/15 at 100.00           BBB-       1,261,173
       2,500      5.375%, 2/15/34                                                     2/15 at 100.00           BBB-       1,828,225

       2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage         1/13 at 101.00             AA(4)    3,064,422
                  Bonds, Series 2001, 5.750%,7/15/14 (Pre-refunded 1/15/13) -
                  AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      16,720   Total Indiana                                                                                             16,373,413
-----------------------------------------------------------------------------------------------------------------------------------

               Iowa - 1.1% (0.6% of Total Investments)

       8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement             6/15 at 100.00            BBB       4,704,080
                  Revenue Bonds, Series 2005C, 5.500%, 6/01/42
-----------------------------------------------------------------------------------------------------------------------------------

-----
  28
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Kansas - 1.2% (0.7% of Total Investments)

$      1,000   Kansas Development Finance Authority, Health Facilities Revenue       11/15 at 100.00            A2    $     868,210
                  Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22

         505   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed              No Opt. Call           Aaa          526,038
                  Securities Program Single Family Revenue Bonds, Series 1997A-1,
                  6.950%, 6/01/29 (Alternative Minimum Tax)

       3,145   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel      8/16 at 100.00           AAA        3,893,604
                  Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16)
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,650   Total Kansas                                                                                               5,287,852
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 0.5% (0.3% of Total Investments)

       2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding        1/09 at 100.00            AA        1,887,860
                  Bonds, Jewish Hospital HealthCare Services Inc., Series 1996,
                  5.700%, 1/01/21 - AMBAC Insured

         510   Louisville and Jefferson County Metropolitan Government,              10/16 at 100.00           N/R          381,215
                  Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of
                  the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------
       2,510   Total Kentucky                                                                                             2,269,075
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 4.2% (2.5% of Total Investments)

         745   East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA      4/09 at 101.50           Aaa          745,194
                  Mortgage-Backed Securities Program Family Mortgage Revenue
                  Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative
                  Minimum Tax)

               Jefferson Parish Home Mortgage Authority, Louisiana, Single
               Family Mortgage Revenue Bonds, Series 2000G-2:
         795      6.300%, 6/01/32 (Alternative Minimum Tax)                          12/10 at 102.00           Aaa          783,242
         540      5.550%, 6/01/32 (Alternative Minimum Tax)                          12/10 at 102.00           Aaa          533,747

         370   Jefferson Parish Home Mortgage Authority, Louisiana, Single           12/09 at 103.00           Aaa          376,286
                  Family Mortgage Revenue Refunding Bonds, Series 2000A-2, 7.500%,
                  12/01/30 (Alternative Minimum Tax)

       3,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,         8/15 at 100.00            A+        2,371,710
                  Franciscan Missionaries of Our Lady Health System, Series 2005A,
                  5.250%, 8/15/31

       2,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00            A3        1,948,025
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

      11,545   Orleans Parish School Board, Louisiana, General Obligation               No Opt. Call            AA(4)    11,752,579
                  Refunding Bonds, Series 1987, 9.000%, 2/01/09 - MBIA
                  Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      19,495   Total Louisiana                                                                                           18,510,783
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 0.5% (0.3% of Total Investments)

       2,500   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-        2,132,225
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 3.7% (2.2% of Total Investments)

       4,930   Massachusetts Development Financing Authority, Assisted Living        12/09 at 102.00           N/R        4,239,701
                  Revenue Bonds, Prospect House Apartments, Series 1999,
                  7.000%, 12/01/31

       1,105   Massachusetts Health and Educational Facilities Authority,             1/09 at 101.00           BBB          971,848
                  Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                  5.625%, 7/01/20

       1,875   Massachusetts Health and Educational Facilities Authority,             7/11 at 100.00           BBB        1,763,925
                  Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                  6.500%, 7/01/21

       2,030   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00           BBB        1,758,142
                  Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                  5.600%, 12/01/19 (Alternative Minimum Tax)

       5,100   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00           AAA        5,120,043
                  Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured (UB)

       3,120   Massachusetts Water Resources Authority, General Revenue Bonds,        2/17 at 100.00           AAA        2,406,986
                  4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      18,160   Total Massachusetts                                                                                       16,260,645
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            29
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 4.6% (2.7% of Total Investments)

$      4,250   Detroit City School District, Wayne County, Michigan, Unlimited        5/12 at 100.00           AAA    $   4,547,245
                  Tax School Building and Site Improvement Bonds, Series 2001A,
                  5.500%, 5/01/20 (Pre-refunded 5/01/12) - FSA Insured

      10,215   Detroit, Michigan, Water Supply System Revenue Refunding Bonds,          No Opt. Call            A+       10,706,954
                  Series 1993, 6.500%, 7/01/15 - FGIC Insured

       1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,              7/15 at 100.00           BBB        1,421,694
                  Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

       1,350   Michigan State Building Authority, Revenue Bonds, Facilities          10/15 at 100.00            AA        1,320,786
                  Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured

       2,000   Michigan State Hospital Finance Authority, Revenue Bonds, Trinity     12/16 at 100.00           Aa2        1,713,900
                  Health Care Group, Series 2008A, 5.000%, 12/01/31 (UB)

         340   Monroe County Hospital Finance Authority, Michigan, Mercy              6/16 at 100.00          Baa3          214,129
                  Memorial Hospital Corporation Revenue Bonds, Series 2006,
                  5.500%, 6/01/35
------------------------------------------------------------------------------------------------------------------------------------
      19,955   Total Michigan                                                                                            19,924,708
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 9.3% (5.6% of Total Investments)

       8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete           7/14 at 100.00            A-        7,069,178
                  Inc., Series 2004, 4.950%, 7/01/22

       5,000   Dakota and Washington Counties Housing and Redevelopment                 No Opt. Call           AAA        6,433,250
                  Authority, Minnesota, GNMA Mortgage-Backed Securities Program
                  Single Family Residential Mortgage Revenue Bonds, Series 1988,
                  8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

         620   Minnesota Agricultural and Economic Development Board, Healthcare     11/10 at 101.00             A          611,859
                  System Revenue Bonds, Fairview Hospital and Healthcare
                  Services, Series 2000A, 6.375%, 11/15/29

      19,380   Minnesota Agricultural and Economic Development Board, Healthcare     11/10 at 101.00             A(4)    20,958,887
                  System Revenue Bonds, Fairview Hospital and Healthcare
                  Services, Series 2000A, 6.375%, 11/15/29 (Pre-refunded
                  11/15/10)

       1,000   St. Paul Housing and Redevelopment Authority, Minnesota, Revenue      11/15 at 100.00          Baa3          806,060
                  Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

       6,280   Washington County, Minnesota, General Obligation Bonds, Capital        8/17 at 100.00           AAA        4,555,638
                  Improvement Plan, Series 2007A, 3.500%, 2/01/28 (WI/DD,
                  Settling 11/03/08)
------------------------------------------------------------------------------------------------------------------------------------
      40,530   Total Minnesota                                                                                           40,434,872
------------------------------------------------------------------------------------------------------------------------------------

               Mississippi - 0.6% (0.4% of Total Investments)

       2,275   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00            AA        2,010,327
                  Bonds, Baptist Memorial Healthcare, Series 2008, 5.000%,
                  9/01/24 (UB)

       1,250   Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds,       8/11 at 100.00           BBB          785,125
                  International Paper Company, Series 2006A, 4.800%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
       3,525   Total Mississippi                                                                                          2,795,452
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 0.6% (0.4% of Total Investments)

         200   Hannibal Industrial Development Authority, Missouri, Health            3/16 at 100.00          BBB+          169,840
                  Facilities Revenue Bonds, Hannibal Regional Hospital, Series
                  2006, 5.000%, 3/01/22

       1,000   Jackson County Reorganized School District R-7, Lees Summit,           3/16 at 100.00           Aa2        1,002,940
                  Missouri, General Obligation Bonds, Series 2006, 5.250%,
                  3/01/26 - MBIA Insured

               Missouri Development Finance Board, Infrastructure Facilities
               Revenue Bonds, Branson Landing Project, Series 2005A:
         780      6.000%, 6/01/20                                                       No Opt. Call          BBB+          701,579
       1,225      5.000%, 6/01/35                                                     6/15 at 100.00          BBB+          823,617
------------------------------------------------------------------------------------------------------------------------------------
       3,205   Total Missouri                                                                                             2,697,976
------------------------------------------------------------------------------------------------------------------------------------

               Montana - 0.5% (0.3% of Total Investments)

       3,000   Montana Board of Housing, Single Family Program Bonds, Series          6/14 at 100.00           AA+        2,308,620
                  2005-RA-1, 4.750%, 6/01/44
------------------------------------------------------------------------------------------------------------------------------------

-----
  30
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.5% (1.5% of Total Investments)

$     11,215   Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A,        9/17 at 100.00            AA    $   8,814,429
                  4.500%, 9/01/37 - FGIC Insured (UB)

       1,880   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,           3/09 at 100.00           N/R        1,880,094
                  Series 1993B, 5.875%, 6/01/14 - MBIA Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,095   Total Nebraska                                                                                            10,694,523
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 4.7% (2.8% of Total Investments)

      11,000   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00            AA(4)    11,917,180
                  Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) - MBIA
                  Insured

      14,530   Director of Nevada State Department of Business and Industry,          1/10 at 102.00            AA        8,755,052
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.625%, 1/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      25,530   Total Nevada                                                                                              20,672,232
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 2.3% (1.4% of Total Investments)

               New Jersey Economic Development Authority, School Facilities
               Construction Bonds, Series 2005P:
       1,325      5.250%, 9/01/24                                                     9/15 at 100.00           AA-        1,326,405
       1,000      5.250%, 9/01/26                                                     9/15 at 100.00           AA-          993,060

         680   New Jersey Health Care Facilities Financing Authority, New             7/18 at 100.00          Baa2          528,734
                  Jersey, Revenue Bonds, Saint Peters University Hospital,
                  Series 2007, 5.750%, 7/01/37

       3,425   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        3,464,936
                  System Bonds, Series 2006A, 5.250%, 12/15/20

       1,520   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           AAA        1,621,095
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                  (Pre-refunded 6/01/12)

       4,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/17 at 100.00           BBB        2,202,480
                  Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------------
      11,950   Total New Jersey                                                                                          10,136,710
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 0.5% (0.3% of Total Investments)

               Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional
               Medical Center Inc., Series 2004A:
         880      5.125%, 6/01/17                                                     6/14 at 100.00            A3          817,274
       1,295      5.125%, 6/01/19                                                     6/14 at 100.00            A3        1,161,382
------------------------------------------------------------------------------------------------------------------------------------
       2,175   Total New Mexico                                                                                           1,978,656
------------------------------------------------------------------------------------------------------------------------------------

               New York - 16.9% (10.2% of Total Investments)

       1,665   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00           AAA        1,649,049
                  Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                  AMBAC Insured

          25   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA           10,297
                  Driver Trust 1649, 2006, 4.745%, 2/15/47 - MBIA Insured (IF)

       3,980   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        2,832,447
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       3,000   Long Island Power Authority, New York, Electric System General        11/16 at 100.00            AA        2,230,230
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

       2,250   Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00            AA        1,989,360
                  Revenue Bonds, Series 2005B, 5.000%, 11/15/30 - AMBAC Insured

       3,200   Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00             A        2,909,632
                  Revenue Bonds, Series 2005F, 5.000%, 11/15/30

       7,800   New York City Municipal Water Finance Authority, New York, Water      12/14 at 100.00           AAA        7,507,032
                  and Sewerage System Revenue Bonds, Fiscal Series 2005B,
                  5.000%, 6/15/28 - AMBAC Insured

       5,570   New York City Transitional Finance Authority, New York, Future         2/14 at 100.00           AAA        5,579,803
                  Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)

       1,745   New York City, New York, General Obligation Bonds, Fiscal Series       6/13 at 100.00            AA        1,760,932
                  2003J, 5.500%, 6/01/20

                                                                           -----
                                                                            31
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$      3,255   New York City, New York, General Obligation Bonds, Fiscal Series       6/13 at 100.00            AA(4) $   3,583,071
                  2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)

       4,200   New York City, New York, General Obligation Bonds, Fiscal Series       3/15 at 100.00            AA        3,970,932
                  2005J, 5.000%, 3/01/25

       7,000   New York City, New York, General Obligation Bonds, Fiscal Series       4/15 at 100.00            AA        6,660,010
                  2005M, 5.000%, 4/01/24 (UB)

       1,250   New York City, New York, General Obligation Bonds, Series              8/14 at 100.00            AA        1,235,975
                  2004C-1, Trust 3217, 13.994%, 8/15/20 (IF)

       5,000   New York State Municipal Bond Bank Agency, Special School Purpose      6/13 at 100.00            A+        5,056,550
                  Revenue Bonds, Series 2003C, 5.250%, 12/01/19

       5,400   New York State Tobacco Settlement Financing Corporation, Tobacco       6/10 at 100.00           AA-        5,446,062
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003A-1, 5.500%, 6/01/16

       4,205   New York State Urban Development Corporation, State Personal           3/14 at 100.00           AAA        4,162,277
                  Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 -
                  FGIC Insured

      16,445   Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call            AA       16,345,013
                  JFK International Air Terminal LLC, Sixth Series 1997, 7.000%,
                  12/01/12 - MBIA Insured (Alternative Minimum Tax)

       1,000   Rensselaer County Industrial Development Agency, New York, Civic       3/16 at 100.00             A          929,720
                  Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                  Series 2006, 5.000%, 3/01/26
------------------------------------------------------------------------------------------------------------------------------------
      76,990   Total New York                                                                                            73,858,392
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 1.8% (1.1% of Total Investments)

       7,420   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00            AA(4)     7,988,595
                  Bonds, Mission St. Joseph's Health System, Series 2001,
                  5.250%, 10/01/26 (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 1.0% (0.6% of Total Investments)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
       3,420      5.125%, 6/01/24                                                     6/17 at 100.00           BBB        2,680,596
         530      5.875%, 6/01/30                                                     6/17 at 100.00           BBB          371,535
         525      5.750%, 6/01/34                                                     6/17 at 100.00           BBB          349,650
       1,180      5.875%, 6/01/47                                                     6/17 at 100.00           BBB          738,220

         250   Port of Greater Cincinnati Development Authority, Ohio, Economic      10/16 at 100.00           N/R          204,725
                  Development Revenue Bonds, Sisters of Mercy of the Americas,
                  Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
       5,905   Total Ohio                                                                                                 4,344,726
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 2.5% (1.5% of Total Investments)

               Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
               Bonds, Series 2005:
         500      5.375%, 9/01/29                                                     9/16 at 100.00           BBB          384,080
         750      5.375%, 9/01/36                                                     9/16 at 100.00           BBB          547,103

               Oklahoma Development Finance Authority, Revenue Bonds, Saint John
               Health System, Series 2007:
       1,900      5.000%, 2/15/37                                                     2/17 at 100.00           AA-        1,571,243
         990      5.000%, 2/15/42                                                     2/17 at 100.00           AA-          799,940

       5,280   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00            AA        4,106,204
                  Bonds, Saint Francis Health System, Series 2006, 5.000%,
                  12/15/36 (UB)

          88   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00            AA           48,873
                  Bonds, Saint Francis Health System, Series 2006, Trust 3500,
                  7.262%, 12/15/36 (IF)

       3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      6/09 at 100.00            B-        3,270,927
                  American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                  (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      12,808   Total Oklahoma                                                                                            10,728,370
------------------------------------------------------------------------------------------------------------------------------------

-----
  32
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 3.7% (2.2% of Total Investments)

$        500   Bucks County Industrial Development Authority, Pennsylvania,           3/17 at 100.00           BBB    $     323,625
                  Charter School Revenue Bonds, School Lane Charter School,
                  Series 2007A, 5.000%, 3/15/37

       3,000   Commonwealth Financing Authority, Pennsylvania, State Appropriation    6/16 at 100.00           AAA        2,924,580
                  Lease Bonds, Series 2006A, 5.000%, 6/01/26 - FSA Insured (UB)

       5,125   Pennsylvania Public School Building Authority, Lease Revenue Bonds,   12/16 at 100.00           AAA        4,074,016
                  School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 -
                  FSA Insured (UB)

       2,750   Philadelphia Hospitals and Higher Education Facilities Authority,     11/08 at 100.00           BBB        2,276,203
                  Pennsylvania, Hospital Revenue Bonds, Temple University
                  Hospital, Series 1993A, 6.625%, 11/15/23

       5,000   Philadelphia, Pennsylvania, General Obligation Bonds, Series 2001,     3/11 at 100.00           AAA        5,271,650
                  5.250%, 9/15/18 (Pre-refunded 3/15/11) - FSA Insured

       1,000   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00            A1(4)     1,101,140
                  Revenue Bonds, Catholic Health East, Series 2004B, 5.500%,
                  11/15/24 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
      17,375   Total Pennsylvania                                                                                        15,971,214
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 0.9% (0.6% of Total Investments)

       1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00           AAA        1,501,515
                  Bonds, Series 2000A, 5.500%, 10/01/40

       1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,              No Opt. Call          BBB-        1,132,500
                  8/01/21 - CIFG Insured

      14,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            A+        1,417,500
                  Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,725   Total Puerto Rico                                                                                          4,051,515
------------------------------------------------------------------------------------------------------------------------------------

               Rhode Island - 1.6% (1.0% of Total Investments)

       2,410   Rhode Island Health and Educational Building Corporation, Hospital    11/08 at 101.00            AA        2,243,710
                  Financing Revenue Bonds, Lifespan Obligated Group, Series 1996,
                  5.750%, 5/15/23 - MBIA Insured

       5,445   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00           BBB        4,868,701
                  Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
       7,855   Total Rhode Island                                                                                         7,112,411
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 2.8% (1.7% of Total Investments)

       2,000   Berkeley County School District, South Carolina, Installment          12/13 at 100.00            A-        1,901,900
                  Purchase Revenue Bonds, Securing Assets for Education, Series
                  2003, 5.250%, 12/01/24

       4,405   Dorchester County School District 2, South Carolina, Installment      12/14 at 100.00           AA-        4,236,156
                  Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23

       1,355   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00            A-(4)     1,480,961
                  Development Revenue Bonds, Bon Secours Health System Inc.,
                  Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

       5,145   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00            A-        4,391,823
                  Development Revenue Bonds, Bon Secours Health System Inc.,
                  Series 2002B, 5.625%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
      12,905   Total South Carolina                                                                                      12,010,840
------------------------------------------------------------------------------------------------------------------------------------

               South Dakota - 0.4% (0.2% of Total Investments)

       1,750   South Dakota Health and Educational Facilities Authority, Revenue     11/14 at 100.00           AA-        1,600,935
                  Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 1.9% (1.1% of Total Investments)

       3,200   Johnson City Health and Educational Facilities Board, Tennessee,       7/16 at 100.00          BBB+        2,254,720
                  Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                  5.500%, 7/01/36

       5,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00            A1        4,133,700
                  Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                  Tennessee Inc., Series 2002, 6.500%, 4/15/31

                                                                           -----
                                                                            33
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee (continued)

               Sumner County Health, Educational, and Housing Facilities Board,
               Tennessee, Revenue Refunding Bonds, Sumner Regional Health
               System Inc., Series 2007:
$        700      5.500%, 11/01/37                                                   11/17 at 100.00           N/R    $     519,176
       1,700      5.500%, 11/01/46                                                   11/17 at 100.00           N/R        1,222,997
------------------------------------------------------------------------------------------------------------------------------------
      10,600   Total Tennessee                                                                                            8,130,593
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 16.2% (9.7% of Total Investments)

       3,099   Austin Housing Finance Corporation, Texas, GNMA Collateralized        12/10 at 105.00           Aaa        3,078,918
                  Mortgage Loan Multifamily Housing Revenue Bonds, Santa Maria
                  Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                  Minimum Tax)

       5,000   Board of Regents, University of Texas System, Financing System         2/17 at 100.00           AAA        3,856,250
                  Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

         635   Clear Creek Independent School District, Galveston and Harris          2/10 at 100.00           AAA          639,724
                  Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                  Series 2000, 5.500%, 2/15/22

      18,075   Clear Creek Independent School District, Galveston and Harris          2/10 at 100.00           AAA       18,825,835
                  Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                  Series 2000, 5.500%, 2/15/22 (Pre-refunded 2/15/10)

       2,735   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call            AA        2,822,711
                  Series 1990, 7.400%, 2/15/10 - AMBAC Insured

         755   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call            AA(4)       775,204
                  Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       2,256   Heart of Texas Housing Finance Corporation, GNMA Collateralized        6/10 at 105.00           Aaa        2,241,381
                  Mortgage Loan Revenue Bonds, Robinson Garden Project, Series
                  2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

      11,950   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call           AAA        5,603,833
                  Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA
                  Insured (ETM)

       4,680   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call           AAA        2,071,976
                  Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA Insured

               Kerrville Health Facilities Development Corporation, Texas,
               Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
         800      5.250%, 8/15/21                                                       No Opt. Call          BBB-          682,272
       1,220      5.125%, 8/15/26                                                       No Opt. Call          BBB-          956,260

       3,150   North Texas Thruway Authority, Second Tier System Revenue Refunding    1/18 at 100.00            A3        2,659,356
                  Bonds, Series 2008, 5.750%, 1/01/38

       1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU   11/15 at 100.00          Caa1          566,540
                  Electric Company, Series 2001C, 5.200%, 5/01/28

       3,960   Stafford Economic Development Corporation, Texas, Sales Tax Revenue    9/15 at 100.00            AA        3,706,718
                  Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

       7,500   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00           AA-        6,095,250
                  Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                  2/15/36 (UB)

       5,030   Tarrant County Health Facilities Development Corporation, Texas,      12/10 at 105.00           Aaa        5,109,625
                  GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                  Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                  Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series
                  2000A-1, 7.500%, 12/20/22

               Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas
               Turnpike System, Series 2002A:
      10,000      0.000%, 8/15/21 - AMBAC Insured                                       No Opt. Call            AA        4,342,400
      12,000      0.000%, 8/15/23 - AMBAC Insured                                       No Opt. Call            AA        4,489,320

       2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball     7/15 at 100.00          Baa3        2,071,425
                  Regional Hospital, Series 2005, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
      96,345   Total Texas                                                                                               70,594,998
------------------------------------------------------------------------------------------------------------------------------------

-----
  34
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.6% (0.3% of Total Investments)

$      1,000   Amherst Industrial Development Authority, Virginia, Revenue Bonds,     9/16 at 100.00           BBB    $     761,890
                  Sweet Briar College, Series 2006, 5.000%, 9/01/26

       1,890   Virginia Beach Development Authority, Virginia, Multifamily           10/14 at 102.00           N/R        1,651,425
                  Residential Rental Housing Revenue Bonds, Hamptons and Hampton
                  Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,890   Total Virginia                                                                                             2,413,315
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 6.4% (3.8% of Total Investments)

      11,345   Chelan County Public Utility District 1, Washington, Columbia            No Opt. Call            AA        6,266,411
                  River-Rock Island Hydro-Electric System Revenue Refunding Bonds,
                  Series 1997A, 0.000%, 6/01/19 - MBIA Insured

      17,075   Port of Seattle, Washington, Limited Tax General Obligation Bonds,    12/10 at 100.00           AAA       16,048,963
                  Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%,     10/11 at 100.00            AA        4,769,250
                  4/01/17 - FGIC Insured (Alternative Minimum Tax)

       1,000   Washington State Health Care Facilities Authority, Revenue Bonds,        No Opt. Call           N/R          712,520
                  Northwest Hospital and Medical Center of Seattle, Series 2007,
                  5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
      34,420   Total Washington                                                                                          27,797,144
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 1.0% (0.6% of Total Investments)

       5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00           BBB        4,303,600
                  Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 4.0% (2.4% of Total Investments)

       6,260   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco    6/12 at 100.00           BBB        5,963,777
                  Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27

         315   Wisconsin Health and Educational Facilities Authority, Revenue         5/16 at 100.00           BBB          224,841
                  Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

               Wisconsin Health and Educational Facilities Authority, Revenue
                  Bonds, Eagle River Memorial Hospital Inc., Series 2000:

       1,000      5.750%, 8/15/20 - RAAI Insured                                      8/10 at 101.00          BBB+          917,260
       3,000      5.875%, 8/15/30 - RAAI Insured                                      8/10 at 101.00          BBB+        2,551,201

       1,150   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00          BBB+        1,014,347
                  Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

       4,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00            A-        2,504,921
                  Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                  5.250%, 8/15/34

       4,600   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,       5/16 at 100.00            AA        4,357,948
                  5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      20,325   Total Wisconsin                                                                                           17,534,295
------------------------------------------------------------------------------------------------------------------------------------

               Wyoming - 0.4% (0.3% of Total Investments)

       2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC   12/15 at 100.00           BBB        1,633,450
                  Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
$    838,338   Total Long-Term Investments (cost $771,110,125) - 162.1%                                                 707,696,632
============------------------------------------------------------------------------------------------------------------------------

               Short-Term Investments - 4.5% (2.7% of Total Investments)

       4,150   Golden State Tobacco Securitization Corporation, California,                                 VMIG-1        4,150,000
                  Tobacco Settlement, Trust 1220, Variable Rate Demand
                  Obligations, 6.640%, 6/01/35 - FGIC Insured (5)

       3,000   Maryland Health and Higher Educational Facilities Authority,                                   A-1+        3,000,000
                  Goucher College, Variable Rate Demand Obligations, Series 2007,
                  1.450%, 7/01/37 (5)

       3,300   New York City, New York, General Obligation Bonds, Variable Rate                             VMIG-1        3,300,000
                  Demand Obligations, Fiscal Series 1995B2-B10, 1.000%, 8/15/22 -
                  MBIA Insured (5)

                                                                           -----
                                                                            35
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal
Amount (000)   Description (1)                                                                         Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments (continued)

$      3,000   Port of Tacoma, Washington, General Obligation Bonds, Tender Option                              AA    $   3,000,000
                  Bond Trust 2006-86, Variable Rate Demand Obligations, 3.320%,
                  6/01/25 - MBIA Insured (5)

       3,000   Red River Authority, Texas, Pollution Control Revenue Bonds,                                   A-1+        3,000,000
                  Southwestern Public Service Company, Variable Rate Demand
                  Obligations, Series 1996, 8.300%, 7/01/16 - AMBAC Insured (5)

       3,000   Virginia Resources Authority, Clean Water State Revolving Fund                                  A-1        3,000,000
                  Revenue Bonds, Variable Rate Demand Obligations, Series 2008,
                  Trust 2917, 5.690%, 10/01/28 (5)
------------------------------------------------------------------------------------------------------------------------------------
$     19,450   Total Short-Term Investments (cost $19,450,000)                                                           19,450,000
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $790,560,125) - 166.6%                                                           727,146,632
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (16.6)%                                                                      (72,382,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.6%                                                                      11,055,775
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.6)% (6)                                                    (229,450,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 436,370,407
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  36
-----

NQS | Nuveen Select Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 3.1% (1.8% of Total Investments)

$     10,000   Lauderdale County and Florence Health Authority, Alabama, Revenue      7/10 at 102.00            AA    $   8,641,700
                  Bonds, Coffee Health Group, Series 2000A, 6.000%, 7/01/29 - MBIA
                  Insured

       5,155   Phenix City Industrial Development Board, Alabama, Environmental       5/12 at 100.00           BBB        3,873,879
                  Improvement Revenue Bonds, MeadWestvaco Corporation, Series
                  2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      15,155   Total Alabama                                                                                             12,515,579
------------------------------------------------------------------------------------------------------------------------------------

               Alaska - 0.6% (0.4% of Total Investments)

         500   Alaska Housing Finance Corporation, General Housing Purpose Bonds,    12/14 at 100.00            AA          472,655
                  Series 2005A, 5.000%, 12/01/26 - FGIC Insured

       2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai          8/13 at 100.00            A3        1,857,640
                  Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 -
                  FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,500   Total Alaska                                                                                               2,330,295
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 2.8% (1.7% of Total Investments)

       2,300   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/18 at 100.00           AA-        2,096,473
                  Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33

       3,750   Salt River Project Agricultural Improvement and Power District,       12/13 at 100.00            AA        3,789,563
                  Arizona, Electric System Revenue Bonds, Series 2003, 5.000%,
                  12/01/18 - MBIA Insured

       8,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call           AA-        4,843,760
                  Bonds, Series 2007, 5.000%,12/01/37

         750   Scottsdale Industrial Development Authority, Arizona, Hospital         9/13 at 100.00            A3          602,745
                  Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%,
                  9/01/30
------------------------------------------------------------------------------------------------------------------------------------
      14,800   Total Arizona                                                                                             11,332,541
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 1.2% (0.7% of Total Investments)

       4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax           No Opt. Call            A3        5,007,645
                  Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------

               California - 4.6% (2.8% of Total Investments)

               Calexico Unified School District, Imperial County, California,
               General Obligation Bonds, Series 2005B:
       3,685      0.000%, 8/01/31 - FGIC Insured                                        No Opt. Call            AA          792,091
       4,505      0.000%, 8/01/33 - FGIC Insured                                        No Opt. Call            AA          847,976

         550   California Pollution Control Financing Authority, Remarketed           4/11 at 102.00            AA          520,493
                  Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                  5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)

       1,550   California Statewide Community Development Authority, Revenue          7/18 at 100.00           AA-        1,379,934
                  Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 -
                  FGIC Insured

       1,000   Coachella Valley Unified School District, Riverside County,              No Opt. Call            A-          245,330
                  California, General Obligation Bonds, Series 2005A, 0.000%,
                  8/01/30 - FGIC Insured

               Colton Joint Unified School District, San Bernardino County,
               California, General Obligation Bonds, Series 2006C:
       3,200      0.000%, 2/01/30 - FGIC Insured                                       2/15 at 45.69            AA          766,400
       6,800      0.000%, 2/01/35 - FGIC Insured                                       2/15 at 34.85            AA        1,147,976

                                                                           -----
                                                                            37
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

               Cupertino Union School District, Santa Clara County, California,
               General Obligation Bonds, Series 2003B:
$      8,100      0.000%, 8/01/24 - FGIC Insured                                       8/13 at 58.68            AA    $   3,115,260
      11,430      0.000%, 8/01/27 - FGIC Insured                                       8/13 at 49.98            AA        3,572,332

       7,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A        1,167,880
                  Enhanced Tobacco Settlement Revenue Bonds, Residual Series 2040,
                  1.012%, 6/01/45 - FGIC Insured (IF)

       1,045   Lake Tahoe Unified School District, El Dorado County, California,        No Opt. Call            A2          276,528
                  General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 - MBIA
                  Insured

       6,000   Placentia-Yorba Linda Unified School District, Orange County,            No Opt. Call            A+        1,132,800
                  California, Certificates of Participation, Series 2006, 0.000%,
                  10/01/34 - FGIC Insured

       5,000   Riverside County Asset Leasing Corporation, California, Leasehold        No Opt. Call            AA        1,837,000
                  Revenue Bonds, Riverside County Hospital Project, Series 1997,
                  0.000%, 6/01/25 - MBIA Insured

       5,000   Santa Monica Community College District, Los Angeles County,             No Opt. Call            AA        1,665,550
                  California, General Obligation Bonds, Series 2005C, 0.000%,
                  8/01/26 - MBIA Insured

       2,000   Yuma Community College District, California, General Obligation         8/17 at 45.45            AA          378,260
                  Bonds, Series 2007B, 0.000%, 8/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      66,865   Total California                                                                                          18,845,810
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 13.7% (8.3% of Total Investments)

      11,000   Colorado Department of Transportation, Revenue Anticipation Bonds,     6/10 at 100.50           Aaa       11,701,470
                  Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10) - AMBAC
                  Insured

       9,250   Colorado Health Facilities Authority, Remarketed Revenue Bonds,        1/09 at 101.00           AAA        9,360,908
                  Kaiser Permanente System, Series 1994A, 5.350%, 11/01/16 (ETM)

       1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     9/18 at 102.00           AAA        1,036,162
                  Health System, Series 2005C, 5.250%, 3/01/40 - FSA Insured

      16,995   Denver City and County, Colorado, Airport System Revenue Refunding    11/10 at 100.00            AA       15,015,252
                  Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC Insured
                  (Alternative Minimum Tax)

       4,500   Denver City and County, Colorado, Airport System Revenue Refunding    11/11 at 100.00            A+        4,286,385
                  Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC Insured
                  (Alternative Minimum Tax)

       1,500   Denver Convention Center Hotel Authority, Colorado, Senior Revenue    11/16 at 100.00          BBB-        1,095,015
                  Bonds, Convention Center Hotel, Series 2006, 4.625%, 12/01/30 -
                  SYNCORA GTY Insured

               E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
               Series 1997B:
       1,420      0.000%, 9/01/23 - MBIA Insured                                        No Opt. Call            AA          531,194
       8,515      0.000%, 9/01/25 - MBIA Insured                                        No Opt. Call            AA        2,735,784

      13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           9/20 at 45.40            AA        2,111,980
                  Series 2004B, 0.000%, 9/01/34 - MBIA Insured

       5,000   Ebert Metropolitan District, Colorado, Limited Tax General            12/17 at 100.00            A3        3,709,650
                  Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI Insured

      12,355   Northwest Parkway Public Highway Authority, Colorado, Senior Lien       6/11 at 40.52           AAA        4,548,740
                  Revenue Bonds, Series 2001B, 0.000%, 6/15/26 (Pre-refunded
                  6/15/11) - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
      84,685   Total Colorado                                                                                            56,132,540
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 1.9% (1.1% of Total Investments)

       2,630   District of Columbia Tobacco Settlement Corporation, Tobacco           5/11 at 101.00           BBB        2,342,199
                  Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

       5,000   District of Columbia, General Obligation Bonds, Series 1998B,            No Opt. Call            AA        5,458,800
                  6.000%, 6/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,630   Total District of Columbia                                                                                 7,800,999
------------------------------------------------------------------------------------------------------------------------------------

-----
  38
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 3.8% (2.3% of Total Investments)

               Lee County, Florida, Airport Revenue Bonds, Series 2000A:
$      3,075      5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)           10/10 at 101.00           AAA    $   2,965,253
       4,860      5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)           10/10 at 101.00           AAA        4,615,007

       9,250   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,           7/17 at 100.00            AA        7,405,458
                  Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 -
                  MBIA Insured

       2,500   South Miami Health Facilities Authority, Florida, Revenue Bonds,       8/17 at 100.00           AA-          367,500
                  Baptist Health Systems of South Florida, Series 2007, ROLS 11151,
                  13.250%, 8/15/42 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      19,685   Total Florida                                                                                             15,353,218
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 0.8% (0.5% of Total Investments)

       3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,         1/10 at 101.00            A+        3,155,663
                  5.625%, 1/01/30 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 15.0% (9.0% of Total Investments)

               Chicago Board of Education, Illinois, Unlimited Tax General
               Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
       3,855      0.000%, 12/01/25 - FGIC Insured                                       No Opt. Call            AA        1,434,792
       2,925      0.000%, 12/01/31 - FGIC Insured                                       No Opt. Call            AA          738,124

       5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21    7/10 at 101.00           AAA        6,304,171
                  Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded 7/01/10) -
                  FGIC Insured

      15,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue       1/11 at 101.00            AA       12,070,800
                  Bonds, O'Hare International Airport, Series 2001A, 5.375%,
                  1/01/32 - AMBAC Insured (Alternative Minimum Tax)

               Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
               Bonds, O'Hare International Airport, Series 2001C:
       3,770      5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00            AA        3,059,129
       5,460      5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00            AA        4,308,977

       2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial         8/18 at 100.00           AAA        1,706,740
                  Hospital, Series 2008, 5.250%, 8/15/47 - AGC Insured (UB)

       1,000   Illinois Finance Authority, Revenue Bonds, Edward Health Services      2/18 at 100.00            AA          804,190
                  Corporation, Series 2008A, 5.500%, 2/01/40 - AMBAC Insured

       3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health Systems,     8/17 at 100.00            A-        2,750,064
                  Series 2007A, 5.500%, 8/01/37

      10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical   5/12 at 100.00          Baa3        8,877,400
                  Center, Series 2002, 5.750%, 5/15/22

       2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care      2/11 at 102.00           Aaa        1,975,860
                  Center I Inc., Series 2001, 5.950%, 2/20/36

       8,945   Lake and McHenry Counties Community Unit School District 118,           1/15 at 74.44           Aaa        4,274,637
                  Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                  0.000%, 1/01/21 - FSA Insured

       9,000   McHenry County Community Unit School District 200, Woodstock,            No Opt. Call           Aa3        3,875,490
                  Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 -
                  FGIC Insured

               Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,
               McCormick Place Expansion Project, Series 2002A:
       6,700      0.000%, 12/15/23 - MBIA Insured                                       No Opt. Call           AAA        2,876,578
       2,920      5.000%, 12/15/28 - MBIA Insured                                     6/12 at 101.00           AAA        2,794,820
       1,100      0.000%, 12/15/35 - MBIA Insured                                       No Opt. Call           AAA          216,150
       2,455      0.000%, 6/15/41 - MBIA Insured                                        No Opt. Call           AAA          340,312

       7,500   Valley View Public Schools, Community Unit School District 365U of       No Opt. Call            AA        2,832,825
                  Will County, Illinois, General Obligation Bonds, Series 2005,
                  0.000%, 11/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      94,470   Total Illinois                                                                                            61,241,059
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            39
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.3% (2.0% of Total Investments)

$      2,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue       8/16 at 100.00          Baa2    $   1,335,480
                  Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36

       2,000   Indiana Health Facility Financing Authority, Revenue Bonds,            3/17 at 100.00           BBB        1,472,160
                  Community Foundation of Northwest Indiana, Series 2007, 5.500%,
                  3/01/37

         765   Indiana Housing Finance Authority, Single Family Mortgage Revenue      1/10 at 100.00           Aaa          764,924
                  Bonds, Series 2000D-3, 5.950%, 7/01/26 (Alternative Minimum Tax)

       2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00            AA        1,817,803
                  2007A, 5.000%, 1/01/42 - MBIA Insured

       7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/11 at 100.00            AA(4)     8,153,764
                  Memorial Health System, Series 2000, 5.625%, 8/15/33
                  (Pre-refunded 2/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,650   Total Indiana                                                                                             13,544,131
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 0.9% (0.6% of Total Investments)

       3,790   Kansas Department of Transportation, Highway Revenue Bonds, Series     3/14 at 100.00           AAA        3,809,140
                  2008, 5.000%, 3/01/23 (UB)
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 0.2% (0.1% of Total Investments)

       1,000   Kentucky Economic Development Finance Authority, Louisville Arena      6/18 at 100.00           AAA          970,940
                  Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                  2008A-1, 6.000%, 12/01/33 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 1.9% (1.1% of Total Investments)

       7,500   Maryland Health and Higher Educational Facilities Authority, Revenue   7/09 at 101.00            AA(4)     7,772,700
                  Bonds, Johns Hopkins University, Series 1999, 6.000%, 7/01/39
                  (Pre-refunded 7/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 0.3% (0.2% of Total Investments)

         880   Massachusetts Educational Finance Authority, Student Loan Revenue     12/09 at 101.00            AA          893,719
                  Refunding Bonds, Series 2000G, 5.700%, 12/01/11 - MBIA Insured
                  (Alternative Minimum Tax)

         500   Massachusetts Health and Educational Facilities Authority, Revenue     7/18 at 100.00            A3          339,440
                  Bonds, CareGroup Inc., Series 2008E-1, 5.125%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
       1,380   Total Massachusetts                                                                                        1,233,159
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 9.0% (5.4% of Total Investments)

         540   Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%,     4/13 at 100.00           BBB          522,439
                  4/01/19 - SYNCORA GTY Insured

      10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series      1/10 at 101.00           Aaa       10,466,400
                  1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured

       6,475   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00           AAA        6,763,785
                  Ascension Health Credit Group, Series 1999A, 5.750%, 11/15/16
                  (Pre-refunded 11/15/09) - MBIA Insured

       3,275   Michigan State Hospital Finance Authority, Revenue Refunding Bonds,    2/09 at 100.00            BB        2,882,622
                  Detroit Medical Center Obligated Group, Series 1993A, 6.500%,
                  8/15/18

       6,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution   9/11 at 100.00            A3        5,020,560
                  Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit
                  Edison Company, Series 1999C, 5.650%, 9/01/29 - SYNCORA GTY
                  Insured (Alternative Minimum Tax)

       7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,  12/12 at 100.00          Baa1        6,024,750
                  Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 - SYNCORA
                  GTY Insured (Alternative Minimum Tax)

       5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue      11/11 at 100.00            AA        5,162,264
                  Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 -
                  MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,690   Total Michigan                                                                                            36,842,820
------------------------------------------------------------------------------------------------------------------------------------

-----
  40
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 2.4% (1.4% of Total Investments)

$      7,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00           AAA    $   7,378,210
                  Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32
                  (Pre-refunded 1/01/11) - FGIC Insured

       2,440   Minnesota Housing Finance Agency, Single Family Mortgage Revenue       7/09 at 100.00           AA+        2,450,980
                  Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,440   Total Minnesota                                                                                            9,829,190
------------------------------------------------------------------------------------------------------------------------------------

               Mississippi - 0.5% (0.3% of Total Investments)

       2,475   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00            AA        2,187,059
                  Bonds, Baptist Memorial Healthcare, Series 2008, 5.000%,
                  9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 0.7% (0.4% of Total Investments)

       5,000   Kansas City Municipal Assistance Corporation, Missouri, Leasehold        No Opt. Call            AA        1,571,000
                  Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 - AMBAC Insured

       1,500   Missouri-Illinois Metropolitan District Bi-State Development Agency,  10/13 at 100.00           AAA        1,340,400
                  Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross
                  County Extension Project, Series 2002B, 5.000%, 10/01/32 - FSA
                  Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
       6,500   Total Missouri                                                                                             2,911,400
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 6.8% (4.1% of Total Investments)

       4,885   Clark County, Nevada, Limited Tax General Obligation Bank Bonds,       7/10 at 100.00           AA+(4)     5,140,241
                  Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)

       7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/10 at 101.00            AA(4)     8,016,075
                  Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) - MBIA
                  Insured

       1,950   Director of Nevada State Department of Business and Industry,          1/10 at 102.00            AA        1,175,714
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.625%, 1/01/32 - AMBAC Insured

       2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare       7/17 at 100.00             A        1,918,700
                  West, Trust 2634, 0.777%, 7/01/31 (IF)

      10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,          7/11 at 100.00           AAA       11,437,463
                  Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) - FSA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,585   Total Nevada                                                                                              27,688,193
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 8.9% (5.4% of Total Investments)

      16,840   New Jersey Health Care Facilities Financing Authority, Revenue          1/17 at 39.39          Baa2        1,850,884
                  Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%,
                  7/01/35

       2,400   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-(4)     2,617,392
                  Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                  7/01/30 (Pre-refunded 7/01/10)

      14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program    10/10 at 100.00           Aaa       14,860,986
                  Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 - MBIA Insured
                  (Alternative Minimum Tax)

       1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing   11/08 at 100.75           Aaa        1,651,044
                  Revenue Bonds, Series 1997A, 5.550%, 5/01/27 (Pre-refunded
                  11/01/08) - AMBAC Insured (Alternative Minimum Tax)

      20,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        4,439,600
                  System Bonds, Series 2006C, 0.000%, 12/15/33 - FSA Insured

       7,120   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           AAA        7,593,551
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                  (Pre-refunded 6/01/12)

       6,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/17 at 100.00           BBB        3,512,600
                  Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------------
      69,630   Total New Jersey                                                                                          36,526,057
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            41
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 5.3% (3.2% of Total Investments)

$      8,500   Farmington, New Mexico, Pollution Control Revenue Refunding Bonds,     4/09 at 100.00          Baa3    $   6,683,040
                  Public Service Company of New Mexico - San Juan Project, Series
                  1997B, 5.800%, 4/01/22

               New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,
               Presbyterian Healthcare Services, Series 2001A:
       8,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                              8/11 at 101.00           AA-(4)     8,526,960
       6,200      5.500%, 8/01/30 (Pre-refunded 8/01/11)                              8/11 at 101.00           AA-(4)     6,608,394
------------------------------------------------------------------------------------------------------------------------------------
      22,700   Total New Mexico                                                                                          21,818,394
------------------------------------------------------------------------------------------------------------------------------------

               New York - 11.0% (6.6% of Total Investments)

       5,650   Dormitory Authority of the State of New York, Improvement Revenue      8/09 at 101.00           AAA        5,871,254
                  Bonds, Mental Health Services Facilities, Series 1999D, 5.250%,
                  8/15/24 (Pre-refunded 8/15/09) - FSA Insured

      10,000   Dormitory Authority of the State of New York, New York City, Lease     5/10 at 101.00           AA-(4)    10,676,500
                  Revenue Bonds, Court Facilities, Series 1999, 6.000%, 5/15/39
                  (Pre-refunded 5/15/10)

       7,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00           AA-        6,356,910
                  Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

       5,000   New York City Municipal Water Finance Authority, New York, Water       6/09 at 101.00           AAA        4,746,800
                  and Sewerage System Revenue Bonds, Fiscal Series 1999B,
                  5.000%, 6/15/29 - FSA Insured

       2,255   New York City Transit Authority, New York, Metropolitan                1/10 at 101.00            AA(4)     2,369,013
                  Transportation Authority, Triborough Bridge and Tunnel Authority,
                  Certificates of Participation, Series 2000A, 5.750%, 1/01/20
                  (Pre-refunded 1/01/10) - AMBAC Insured

       9,750   New York City Transitional Finance Authority, New York, Future Tax     5/10 at 101.00           AAA       10,392,720
                  Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                  (Pre-refunded 5/15/10)

       5,400   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,      3/09 at 101.00           Aa1        4,466,070
                  Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      45,055   Total New York                                                                                            44,879,267
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 5.0% (3.0% of Total Investments)

      18,555   North Carolina Eastern Municipal Power Agency, Power System Revenue    1/09 at 100.00          Baa1       18,183,525
                  Refunding Bonds, Series 1993B, 5.500%, 1/01/17 - FGIC Insured

       3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00           AA-        2,422,260
                  Doing Business as Carolinas HealthCare System, Health Care
                  Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47 - AGC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,555   Total North Carolina                                                                                      20,605,785
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 5.5% (3.3% of Total Investments)

               Buckeye Tobacco Settlement Financing Authority, Ohio,
               Tobacco Settlement Asset-Backed Revenue Bonds, Senior
               Lien, Series 2007A-2:
         260      5.125%, 6/01/24                                                     6/17 at 100.00           BBB          203,788
       2,700      5.875%, 6/01/30                                                     6/17 at 100.00           BBB        1,892,727
       2,635      5.750%, 6/01/34                                                     6/17 at 100.00           BBB        1,754,910
       7,995      5.875%, 6/01/47                                                     6/17 at 100.00           BBB        5,001,752

       5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/22 at 100.00           BBB        2,565,576
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-3, 0.000%, 6/01/37

               Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
               Kettering Medical Center, Series 1999:
       5,000      6.750%, 4/01/18 (Pre-refunded 4/01/10)                              4/10 at 101.00             A(4)     5,356,300
       5,000      6.750%, 4/01/22 (Pre-refunded 4/01/10)                              4/10 at 101.00             A(4)     5,356,300

       3,750   Ohio Higher Educational Facilities Commission, Revenue Bonds,          1/17 at 100.00            AA               --
                  University Hospitals Health System Inc., Series 2007A, Trust
                  2812-1, 2.182%, 1/15/46 - AMBAC Insured (IF)

         220   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00           Aaa          222,303
                  Program Residential Mortgage Revenue Bonds, Series 2000C,
                  6.050%, 3/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      32,710   Total Ohio                                                                                                22,353,656
------------------------------------------------------------------------------------------------------------------------------------

-----
  42
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 3.3% (2.0% of Total Investments)

$      1,675   Oklahoma Development Finance Authority, Health System Revenue          8/18 at 100.00           AA-    $   1,435,676
                  Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%,
                  8/15/38

       2,235   Oklahoma Development Finance Authority, Revenue Bonds, St. John        2/14 at 100.00           AA-        2,031,928
                  Health System, Series 2004, 5.000%, 2/15/24

      10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      1/09 at 100.00            B-        9,925,400
                  American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                  (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,910   Total Oklahoma                                                                                            13,393,004
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 0.9% (0.5% of Total Investments)

          95   Delaware River Port Authority, New Jersey and Pennsylvania, Revenue    1/10 at 100.00           AAA           97,627
                  Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured

       1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series      12/18 at 100.00           AAA        1,069,401
                  2008, 5.000%, 12/01/43 - FSA Insured

       3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+        2,309,418
                  Bonds, Series 2008, 4.650%, 10/01/31 (Alternative Minimum Tax)
                  (UB)
------------------------------------------------------------------------------------------------------------------------------------
       4,595   Total Pennsylvania                                                                                         3,476,446
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 0.8% (0.5% of Total Investments)

         800   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call           Aa3          592,496
                  Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                  7/01/31 - AMBAC Insured

       2,200   Puerto Rico Public Buildings Authority, Guaranteed Government          7/17 at 100.00           Aa3(4)     1,866,568
                  Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                  7/01/31 (Pre-refunded 7/01/17) - AMBAC Insured

      23,890   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            AA        1,012,936
                  Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      26,890   Total Puerto Rico                                                                                          3,472,000
------------------------------------------------------------------------------------------------------------------------------------

               Rhode Island - 0.4% (0.3% of Total Investments)

               Rhode Island Housing & Mortgage Finance Corporation, Homeownership
               Opportunity 57-B Bond Program, Series 2008, Trust 1177:
       1,500      8.125%, 10/01/27 (Alternative Minimum Tax) (IF)                     4/17 at 100.00           AA+        1,011,840
       1,000      8.225%, 10/01/32 (Alternative Minimum Tax) (IF)                     4/17 at 100.00           AA+          605,920
------------------------------------------------------------------------------------------------------------------------------------
       2,500   Total Rhode Island                                                                                         1,617,760
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 10.9% (6.6% of Total Investments)

               Greenville County School District, South Carolina, Installment
               Purchase Revenue Bonds, Series 2002:
       5,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                           12/12 at 101.00            AA(4)     6,158,405
       4,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                           12/12 at 101.00            AA(4)     5,038,695

       3,750   Greenwood County, South Carolina, Hospital Revenue Bonds, Self        10/11 at 100.00             A        3,093,788
                  Memorial Hospital, Series 2001, 5.500%, 10/01/31

       2,500   Lexington County Health Service District, South Carolina, Hospital    11/13 at 100.00            A+(4)     2,745,750
                  Revenue Refunding and Improvement Bonds, Series 2003, 5.750%,
                  11/01/28 (Pre-refunded 11/01/13)

       2,825   Medical University Hospital Authority, South Carolina, FHA-Insured     8/14 at 100.00            AA        2,787,569
                  Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 - MBIA
                  Insured

      21,565   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call             A        5,355,883
                  Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured

       1,250   South Carolina Housing Finance and Development Authority, Mortgage     6/10 at 100.00           Aaa        1,253,225
                  Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 - FSA Insured
                  (Alternative Minimum Tax)

       3,025   Tobacco Settlement Revenue Management Authority, South Carolina,         No Opt. Call           BBB(4)     3,312,920
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%,
                  5/15/30 (ETM)

                                                                           -----
                                                                            43
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina (continued)

               Tobacco Settlement Revenue Management Authority, South Carolina,
               Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$     10,310      6.000%, 5/15/22 (Pre-refunded 5/15/12)                              5/12 at 100.00           BBB(4) $  10,722,709
       4,000      6.375%, 5/15/28 (Pre-refunded 5/15/16)                              5/16 at 100.00           BBB(4)     4,286,440
------------------------------------------------------------------------------------------------------------------------------------
      59,225   Total South Carolina                                                                                      44,755,384
------------------------------------------------------------------------------------------------------------------------------------

               South Dakota - 2.3% (1.4% of Total Investments)

       4,805   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,        10/14 at 100.00           AAA        5,684,363
                  Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16
                  (Pre-refunded 10/15/14) (Alternative Minimum Tax)

       2,280   South Dakota Education Loans Inc., Revenue Bonds, Subordinate         12/08 at 102.00            A2        2,086,018
                  Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)

       1,750   South Dakota Health and Educational Facilities Authority, Revenue     11/14 at 100.00           AA-        1,600,935
                  Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
       8,835   Total South Dakota                                                                                         9,371,316
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 7.4% (4.5% of Total Investments)

       5,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00            A1        4,133,700
                  Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                  Tennessee Inc., Series 2002, 6.500%, 4/15/31

      20,060   Knox County Health, Educational and Housing Facilities Board,           1/13 at 80.49           AAA       12,957,958
                  Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                  Series 2002A, 0.000%, 1/01/17 - FSA Insured

      12,500   Metropolitan Government of Nashville-Davidson County Health and       11/09 at 101.00           AAA       13,154,500
                  Educational Facilities Board, Tennessee, Revenue Bonds,
                  Ascension Health Credit Group, Series 1999A, 5.875%, 11/15/28
                  (Pre-refunded 11/15/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      37,560   Total Tennessee                                                                                           30,246,158
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 15.7% (9.4% of Total Investments)

       5,110   Brazos River Authority, Texas, Pollution Control Revenue Refunding     4/13 at 101.00          Caa1        3,801,993
                  Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32
                  (Alternative Minimum Tax)

       7,925   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Caa1        6,884,844
                  Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                  (Mandatory put 11/01/11) (Alternative Minimum Tax)

       4,080   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00            AA        3,220,548
                  Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35 -
                  FGIC Insured

       5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue       12/11 at 100.00           AAA        5,853,595
                  Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                  AMBAC Insured

       2,000   Ennis Independent School District, Ellis County, Texas, General         8/16 at 54.64           Aaa          592,180
                  Obligation Bonds, Series 2006, 0.000%, 8/15/28

       1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue     4/11 at 101.00           BBB        1,143,420
                  Bonds, Valero Energy Corporation, Series 2001, 6.650%, 4/01/32
                  (Alternative Minimum Tax)

       7,570   Harris County-Houston Sports Authority, Texas, Junior Lien Revenue       No Opt. Call            AA        1,487,051
                  Bonds, Series 2001H, 0.000%, 11/15/31 - MBIA Insured

       5,000   Houston Community College, Texas, Limited Tax General Obligation       2/13 at 100.00            AA        4,869,800
                  Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC Insured

       4,590   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA        3,904,529
                  Series 2000A, 5.625%, 7/01/30 - FSA Insured (Alternative Minimum
                  Tax)

       9,000   Matagorda County Navigation District 1, Texas, Collateralized            No Opt. Call           Aaa        7,198,200
                  Revenue Refunding Bonds, Houston Light and Power Company, Series
                  1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative Minimum Tax)

         340   Panhandle Regional Housing Finance Corporation, Texas, GNMA           11/08 at 100.00           AAA          344,287
                  Mortgage-Backed Securities Program Single Family Mortgage
                  Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative
                  Minimum Tax)

       2,110   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson       12/13 at 100.00          Baa2        1,960,232
                  Regional Medical Center, Series 2004, 6.000%, 12/01/19

-----
  44
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$      4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply System        10/12 at 100.00          Baa2    $   4,245,134
                  Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21

       5,500   Spring Independent School District, Harris County, Texas,              8/11 at 100.00           AAA        5,416,785
                  Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%, 8/15/26

       4,375   Tarrant County Cultural & Educational Facilities Financing            11/17 at 100.00           AA-        2,413,119
                  Corporation, Texas, Revenue Bonds, Tarrant County Health
                  Resources, Series 2008, Trust 1197, 7.563%, 11/15/47 (IF)

       4,520   Texas, General Obligation Bonds, Water Financial Assistance, State     8/09 at 100.00           Aa1        4,522,215
                  Participation Program, Series 1999C, 5.500%, 8/01/35

               White Settlement Independent School District, Tarrant County,
               Texas, General Obligation Bonds, Series 2006:
       9,110      0.000%, 8/15/36                                                      8/15 at 33.75           AAA        1,568,924
       9,110      0.000%, 8/15/41                                                      8/15 at 25.73           AAA        1,126,725
       7,110      0.000%, 8/15/45                                                      8/15 at 20.76           AAA          672,962

       2,045   Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA            4/09 at 100.00           AAA        2,066,554
                  Mortgage-Backed Securities Program Single Family Mortgage
                  Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative
                  Minimum Tax)

       2,000   Wylie Independent School District, Taylor County, Texas, General        8/15 at 57.10           AAA          698,740
                  Obligation Bonds, Series 2005, 0.000%, 8/15/26
------------------------------------------------------------------------------------------------------------------------------------
     103,245   Total Texas                                                                                               63,991,837
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 4.8% (2.9% of Total Investments)

       3,565   Utah Associated Municipal Power Systems, Revenue Bonds, Payson         4/13 at 100.00           AAA        3,416,910
                  Power Project, Series 2008, 5.000%, 4/01/24 - FSA Insured (UB)

      16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health Services         2/09 at 100.00            AA(4)    16,084,187
                  Inc., Series 1997, 5.250%, 8/15/26 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      19,615   Total Utah                                                                                                19,501,097
------------------------------------------------------------------------------------------------------------------------------------

               Vermont - 2.3% (1.4% of Total Investments)

               Vermont Educational and Health Buildings Financing Agency, Revenue
                  Bonds, Fletcher Allen Health Care Inc., Series 2000A:
       3,720      6.125%, 12/01/15 - AMBAC Insured                                   12/10 at 101.00            AA        3,785,658
       4,265      6.250%, 12/01/16 - AMBAC Insured                                   12/10 at 101.00            AA        4,335,884

       1,255   Vermont Housing Finance Agency, Single Family Housing Bonds,          11/09 at 100.00           AAA        1,254,736
                  Series 2000-13A, 5.950%, 11/01/25 - FSA Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,240   Total Vermont                                                                                              9,376,278
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 3.9% (2.3% of Total Investments)

       8,810   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00            AA        7,236,534
                  Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                  1/01/36 - MBIA Insured (Alternative Minimum Tax)

       7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,           3/10 at 101.00            AA        6,809,852
                  Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                  (Alternative Minimum Tax)

       2,500   Washington State Health Care Facilities Authority, Revenue Bonds,        No Opt. Call           N/R        1,781,300
                  Northwest Hospital and Medical Center of Seattle, Series 2007,
                  5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
      18,535   Total Washington                                                                                          15,827,686
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 1.1% (0.6% of Total Investments)

       5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00           BBB        4,303,600
                  Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            45
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 3.2% (1.9% of Total Investments)

$      7,480   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco    6/12 at 100.00           BBB    $   7,126,046
                  Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27

       5,000   Madison, Wisconsin, Industrial Development Revenue Refunding Bonds,    4/12 at 100.00           AA-        4,584,250
                  Madison Gas and Electric Company Projects, Series 2002A,
                  5.875%, 10/01/34 (Alternative Minimum Tax)

       2,100   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00            A-        1,293,264
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                  8/15/33
------------------------------------------------------------------------------------------------------------------------------------
      14,580   Total Wisconsin                                                                                           13,003,560
------------------------------------------------------------------------------------------------------------------------------------
$    943,430   Total Investments (cost $741,979,512) - 166.2%                                                           679,023,366
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.3)%                                                                        (9,595,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.6%                                                                       6,688,109
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (65.5)% (6)                                                    (267,575,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 408,541,475
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)   Portion of  investment  has been  pledged  as  collateral  for  Recourse
        Trusts.

  (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.4%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  46
-----

NQU | Nuveen Quality Income Municipal Fund, Inc.
      Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 3.2% (2.0% of Total Investments)

               Jefferson County, Alabama, Sewer Revenue Capitol Improvement
               Warrants, Series 2001A:
$      7,475      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured               2/11 at 101.00           AAA    $   8,004,380
       6,340      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured               2/11 at 101.00           AAA        6,751,656
       6,970      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured               2/11 at 101.00           AAA        7,463,615
------------------------------------------------------------------------------------------------------------------------------------
      20,785   Total Alabama                                                                                             22,219,651
------------------------------------------------------------------------------------------------------------------------------------

               Alaska - 1.7% (1.0% of Total Investments)

       6,110   Alaska Housing Finance Corporation, General Housing Purpose Bonds,    12/14 at 100.00            AA        5,744,622
                  Series 2005A, 5.000%, 12/01/27 - FGIC Insured

      11,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/14 at 100.00          Baa3        5,852,000
                  Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
      17,110   Total Alaska                                                                                              11,596,622
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 2.3% (1.4% of Total Investments)

       5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,               7/13 at 100.00            A2        4,793,547
                  Multipurpose Stadium Facility Project, Series 2003A, 5.000%,
                  7/01/28 - MBIA Insured

       1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002,      No Opt. Call            AA        1,045,240
                  5.250%, 7/01/17 - FGIC Insured

       2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/18 at 100.00           AA-        2,142,049
                  Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33

       8,010   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00           Aa1        7,828,894
                  Arizona, Electric System Revenue Refunding Bonds, Series 2002A,
                  5.125%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
      16,710   Total Arizona                                                                                             15,809,730
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 0.9% (0.5% of Total Investments)

               Arkansas Development Finance Authority, Tobacco Settlement Revenue
               Bonds, Arkansas Cancer Research Center Project, Series 2006:
       2,500      0.000%, 7/01/36 - AMBAC Insured                                       No Opt. Call           Aa3          462,250
      19,800      0.000%, 7/01/46 - AMBAC Insured                                       No Opt. Call           Aa3        1,887,138

       4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical          11/14 at 100.00           Aa3        3,617,680
                  Sciences Campus, Series 2004B, 5.000%, 11/01/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      26,300   Total Arkansas                                                                                             5,967,068
------------------------------------------------------------------------------------------------------------------------------------

               California - 9.2% (5.6% of Total Investments)

      12,500   Anaheim Public Finance Authority, California, Subordinate Lease          No Opt. Call           AAA        2,183,000
                  Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%,
                  9/01/35 - FSA Insured

       1,000   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00           Aaa        1,103,780
                  Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)

       6,000   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00             A        4,735,200
                  Revenue Bonds, Adventist Health System/West, Series 2003A,
                  5.000%, 3/01/33

       3,450   California Infrastructure Economic Development Bank, Revenue Bonds,   10/11 at 101.00            A-        3,017,784
                  J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34

       1,360   California Statewide Community Development Authority, Revenue          7/15 at 100.00           BBB          988,774
                  Bonds, Daughters of Charity Health System, Series 2005A, 5.250%,
                  7/01/30

                                                                           -----
                                                                            47
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      3,600   California Statewide Community Development Authority, Revenue          7/18 at 100.00           AA-    $   3,205,008
                  Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 -
                  FGIC Insured

      14,600   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28     8/13 at 100.00            A+       14,001,254

       4,000   California, General Obligation Bonds, Trust 2652, 0.751%, 6/01/37      6/17 at 100.00            A+        2,202,960
                  (IF)

      10,000   California, Various Purpose General Obligation Bonds, Series 1999,     4/09 at 101.00            AA        8,939,600
                  4.750%, 4/01/29 - MBIA Insured

       6,250   California, Various Purpose General Obligation Bonds, Series 2005      3/16 at 100.00            AA        2,167,125
                  Trust 2813, 0.930%, 3/01/35 - MBIA Insured (IF)

       8,500   Foothill/Eastern Transportation Corridor Agency, California, Toll      1/10 at 100.00            AA        7,044,205
                  Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 - MBIA Insured

               Golden State Tobacco Securitization Corporation, California,
               Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
      10,000      5.000%, 6/01/33                                                     6/17 at 100.00           BBB        6,235,600
       1,500      5.125%, 6/01/47                                                     6/17 at 100.00           BBB          885,750

      30,000   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call            AA        5,058,000
                  California, Toll Road Revenue Refunding Bonds, Series 1997A,
                  0.000%, 1/15/35 - MBIA Insured

       3,000   San Mateo County Community College District, California, General         No Opt. Call           Aa1          806,370
                  Obligation Bonds, Series 2006C, 0.000%, 9/01/30 - MBIA Insured

       1,500   Tobacco Securitization Authority of Northern California, Tobacco       6/15 at 100.00           BBB          944,625
                  Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45
------------------------------------------------------------------------------------------------------------------------------------
     117,260   Total California                                                                                          63,519,035
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 5.6% (3.4% of Total Investments)

       1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     9/18 at 102.00           AAA          901,010
                  Health System, Series 2005C, 5.250%, 3/01/40 - FSA Insured

      10,000   Denver City and County, Colorado, Airport System Revenue Refunding    11/10 at 100.00            AA        8,835,100
                  Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC Insured
                  (Alternative Minimum Tax)

       5,385   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA        1,600,691
                  Series 1997B, 0.000%, 9/01/26 - MBIA Insured

      43,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA        7,512,960
                  Series 2000B, 0.000%, 9/01/33 - MBIA Insured

      14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 65.63           Aaa        8,960,544
                  Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) - MBIA
                  Insured

       7,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call            AA        1,137,220
                  Series 2004A, 0.000%, 9/01/34 - MBIA Insured

       8,740   Larimer County School District R1, Poudre, Colorado, General          12/10 at 100.00           Aa3(4)     9,234,160
                  Obligation Bonds, Series 2000, 5.125%, 12/15/19 (Pre-refunded
                  12/15/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
      89,525   Total Colorado                                                                                            38,181,685
------------------------------------------------------------------------------------------------------------------------------------

               Connecticut - 0.7% (0.4% of Total Investments)

       4,395   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,       8/11 at 100.00            A-(4)     4,709,946
                  5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 0.8% (0.5% of Total Investments)

       5,000   Orange County Health Facilities Authority, Florida, Hospital          11/10 at 101.00            A1(4)     5,434,250
                  Revenue Bonds, Adventist Health System/Sunbelt Obligated Group,
                  Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 1.5% (0.9% of Total Investments)

      10,000   Hawaii Department of Transportation, Airport System Revenue            7/10 at 101.00            A2       10,141,500
                  Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

-----
  48
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 15.4% (9.3% of Total Investments)

               Chicago Board of Education, Illinois, Unlimited Tax General
               Obligation Bonds, Dedicated Revenues, Series 2001C:
$      1,000      5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured             12/11 at 100.00           AAA    $   1,076,810
       3,000      5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured             12/11 at 100.00           AAA        3,186,480
       2,000      5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured             12/11 at 100.00           AAA        2,124,320

               Chicago Board of Education, Illinois, Unlimited Tax General
               Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
       9,400      0.000%, 12/01/14 - FGIC Insured                                       No Opt. Call            AA        7,163,364
       4,400      0.000%, 12/01/15 - FGIC Insured                                       No Opt. Call            AA        3,167,120

      32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,              No Opt. Call            AA        8,268,124
                  Series 1999, 0.000%, 1/01/32 - FGIC Insured

               Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive
               21 Program, Series 2000A:
         680      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured               7/10 at 101.00           AA-(4)       727,253
       4,320      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured               7/10 at 101.00           AA-(4)     4,620,197

         190   Chicago, Illinois, General Obligation Bonds, Series 2002A,             7/12 at 100.00            AA          191,632
                  5.000%, 1/01/18 - AMBAC Insured

               Chicago, Illinois, General Obligation Bonds, Series 2002A:
          70      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured              7/12 at 100.00           AAA           74,686
       6,190      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured              7/12 at 100.00            AA(4)     6,604,359

       5,045   Chicago, Illinois, General Obligation Refunding Bonds, Series          1/10 at 101.00            AA        5,060,791
                  2000D, 5.750%, 1/01/30 - FGIC Insured

      13,240   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A,        1/09 at 101.00            AA        9,959,922
                  5.125%, 1/01/35 - MBIA Insured (Alternative Minimum Tax)

               Chicago, Illinois, Second Lien Wastewater Transmission Revenue
               Bonds, Series 2000:
       8,000      5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured               1/10 at 101.00            AA(4)     8,404,480
       7,750      6.000%, 1/01/30 (Pre-refunded 1/01/10) - MBIA Insured               1/10 at 101.00            AA(4)     8,164,005

               Illinois Educational Facilities Authority, Student Housing
               Revenue Bonds, Educational Advancement Foundation Fund,
               University Center Project, Series 2002:
       3,000      6.625%, 5/01/17 (Pre-refunded 5/01/12)                              5/12 at 101.00           Aaa        3,370,350
       1,800      6.000%, 5/01/22 (Pre-refunded 5/01/12)                              5/12 at 101.00           Aaa        1,985,202

       1,050   Illinois Finance Authority, General Obligation Debt Certificates,     12/14 at 100.00           Aa3        1,004,493
                  Local Government Program - Kankakee County, Series 2005B,
                  5.000%, 12/01/20 - AMBAC Insured

       5,110   Illinois Finance Authority, Illinois, Northwestern University,        12/15 at 100.00           AAA        4,167,094
                  Revenue Bonds, Tender Option Bond Trust 3174, 10.395%,
                  12/01/42 (IF)

       2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial         8/18 at 100.00           AAA        1,706,740
                  Hospital, Series 2008, 5.250%, 8/15/47 - AGC Insured (UB)

       1,000   Illinois Finance Authority, Revenue Bonds, Edward Health Services      2/18 at 100.00            AA          804,190
                  Corporation, Series 2008A, 5.500%, 2/01/40 - AMBAC Insured

       5,000   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial       8/14 at 100.00           AA+(4)     5,467,550
                  Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)

      10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health       2/10 at 101.00            AA(4)    10,285,800
                  System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

       5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           12/10 at 100.00            AA        5,027,100
                  Series 2000, 5.450%, 12/01/21 - MBIA Insured

       2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue          6/12 at 101.00           AAA        2,172,685
                  Bonds, McCormick Place Expansion Project, Series 2002A, 5.000%,
                  12/15/28 - MBIA Insured

         986   Montgomery, Illinois, Lakewood Creek Project Special Assessment        3/16 at 100.00          BBB+          744,588
                  Bonds, Series 2007, 4.700%, 3/01/30 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
     135,171   Total Illinois                                                                                           105,529,335
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            49
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.9% (1.2% of Total Investments)

$      2,000   Indiana Health Facility Financing Authority, Hospital Revenue          3/14 at 100.00            AA    $   1,764,880
                  Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                  AMBAC Insured

       3,240   Indiana Health Facility Financing Authority, Hospital Revenue          7/12 at 100.00            AA        3,261,028
                  Bonds, Marion General Hospital, Series 2002, 5.625%, 7/01/19 -
                  AMBAC Insured

       2,400   Indiana Health Facility Financing Authority, Revenue Bonds,            5/15 at 100.00            AA        1,992,432
                  Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                  AMBAC Insured

       7,400   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/09 at 100.50            AA        6,229,912
                  Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                  MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      15,040   Total Indiana                                                                                             13,248,252
------------------------------------------------------------------------------------------------------------------------------------

               Iowa - 0.9% (0.6% of Total Investments)

               Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue
               Bonds, Series 2005C:
       4,000      5.375%, 6/01/38                                                     6/15 at 100.00           BBB        2,366,720
       7,000      5.625%, 6/01/46                                                     6/15 at 100.00           BBB        4,164,230
------------------------------------------------------------------------------------------------------------------------------------
      11,000   Total Iowa                                                                                                 6,530,950
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 0.9% (0.6% of Total Investments)

       4,585   Johnson County Unified School District 232, Kansas, General            9/10 at 100.00           Aaa        4,782,934
                  Obligation Bonds, Series 2000, 4.750%, 9/01/19 (Pre-refunded
                  9/01/10) - FSA Insured

       1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and        6/14 at 100.00            AA        1,515,255
                  Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,335   Total Kansas                                                                                               6,298,189
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 0.5% (0.3% of Total Investments)

       1,000   Kentucky Economic Development Finance Authority, Louisville Arena      6/18 at 100.00           AAA          970,940
                  Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                  2008A-1, 6.000%, 12/01/33 - AGC Insured

       2,500   Kentucky State Property and Buildings Commission, Revenue Refunding    2/12 at 100.00           AAA        2,682,025
                  Bonds, Project 74, Series 2002, 5.375%, 2/01/18 (Pre-refunded
                  2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,500   Total Kentucky                                                                                             3,652,965
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 3.7% (2.2% of Total Investments)

      10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,           No Opt. Call           AAA       10,447,900
                  Franciscan Missionaries of Our Lady Health System, 5.750%,
                  7/01/25 - FSA Insured (UB)

       9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00            A3        7,012,890
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

       5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane           7/12 at 100.00            AA(4)     5,846,555
                  University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                  7/01/12) - AMBAC Insured

       2,890   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB        2,067,622
                  Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      27,390   Total Louisiana                                                                                           25,374,967
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 8.4% (5.1% of Total Investments)

         500   Massachusetts Health and Educational Facilities Authority, Revenue     7/18 at 100.00            A3          339,440
                  Bonds, CareGroup Inc., Series 2008E-1, 5.125%, 7/01/38

       7,405   Massachusetts Health and Educational Facilities Authority, Revenue       No Opt. Call           AAA        7,715,344
                  Bonds, Massachusetts Institute of Technology, Series 2008,
                  5.500%, 7/01/32 (UB)

       6,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    12/08 at 102.00           BBB        5,196,480
                  Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%,
                  12/01/19 (Alternative Minimum Tax)

      12,500   Massachusetts Turnpike Authority, Metropolitan Highway System          1/09 at 100.00            AA        9,915,125
                  Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                  Insured

      13,500   Massachusetts Turnpike Authority, Metropolitan Highway System          1/09 at 101.00            AA       10,614,645
                  Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 - AMBAC
                  Insured

-----
  50
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

$      1,375   Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA     8/09 at 101.00           AAA    $   1,431,293
                  Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29
                  (Pre-refunded 8/01/09)

       5,570   Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA     8/09 at 101.00           AAA        5,679,339
                  Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29

      10,000   Massachusetts Water Resources Authority, General Revenue Bonds,        8/10 at 101.00            AA(4)    10,593,000
                  Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) - FGIC
                  Insured

       5,730   University of Massachusetts Building Authority, Senior Lien Project   11/10 at 100.00            AA(4)     6,044,520
                  Revenue Bonds, Series 2000-2, 5.250%, 11/01/20 (Pre-refunded
                  11/01/10) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      62,580   Total Massachusetts                                                                                       57,529,186
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 2.6% (1.6% of Total Investments)

       5,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue        7/15 at 100.00            AA        4,273,700
                  Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

       3,790   Michigan Municipal Bond Authority, General Obligation Bonds,           6/15 at 100.00           AAA        3,766,161
                  Detroit City School District, Series 2005, 5.000%, 6/01/20 - FSA
                  Insured

       7,425   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00            A1(4)     7,775,089
                  Henry Ford Health System, Series 1999A, 6.000%, 11/15/24
                  (Pre-refunded 11/15/09)

       3,050   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement      6/18 at 100.00          Baa3        2,279,845
                  Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
      19,265   Total Michigan                                                                                            18,094,795
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 1.4% (0.8% of Total Investments)

               Chaska, Minnesota, Electric Revenue Bonds, Generating Facility
               Project, Series 2000A:
       1,930      6.000%, 10/01/20 (Pre-refunded 10/01/10)                           10/10 at 100.00            A3(4)     2,053,539
       2,685      6.000%, 10/01/25 (Pre-refunded 10/01/10)                           10/10 at 100.00            A3(4)     2,856,867

       3,655   Dakota and Washington Counties Housing and Redevelopment Authority,      No Opt. Call           AAA        4,702,706
                  Minnesota, GNMA Mortgage-Backed Securities Program Single Family
                  Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19
                  (Alternative Minimum Tax) (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       8,270   Total Minnesota                                                                                            9,613,112
------------------------------------------------------------------------------------------------------------------------------------

               Mississippi - 0.6% (0.4% of Total Investments)

       1,875   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00            AA        1,656,863
                  Bonds, Baptist Memorial Healthcare, Series 2008, 5.000%,
                  9/01/24 (UB)

       2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue       1/11 at 101.00           Aaa        2,661,375
                  Bonds, Forrest County General Hospital, Series 2000, 5.500%,
                  1/01/27 (Pre-refunded 1/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,375   Total Mississippi                                                                                          4,318,238
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 1.6% (1.0% of Total Investments)

      15,000   Kansas City Municipal Assistance Corporation, Missouri, Leasehold        No Opt. Call            AA        4,713,000
                  Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 - AMBAC Insured

       2,400   Missouri-Illinois Metropolitan District Bi-State Development          10/13 at 100.00           AAA        2,323,896
                  Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                  Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 -
                  FSA Insured

      15,350   Springfield Public Building Corporation, Missouri, Lease Revenue         No Opt. Call            AA        3,936,815
                  Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%,
                  6/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      32,750   Total Missouri                                                                                            10,973,711
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 5.9% (3.6% of Total Investments)

      34,470   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00            AA(4)    36,757,424
                  Series 2002C, 5.000%, 6/15/20 (Pre-refunded 6/15/12) - MBIA
                  Insured

       6,845   Director of Nevada State Department of Business and Industry,            No Opt. Call            AA        1,639,857
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 0.000%, 1/01/23 - AMBAC Insured

                                                                           -----
                                                                            51
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nevada (continued)

$      2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare       7/17 at 100.00             A    $   1,918,700
                  West, Trust 2634, 0.777%, 7/01/31 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      43,815   Total Nevada                                                                                              40,315,981
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 5.6% (3.4% of Total Investments)

       1,000   New Jersey Building Authority, State Building Revenue Bonds,          12/12 at 100.00           AAA        1,073,720
                  Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) - FSA
                  Insured

      10,000   New Jersey Health Care Facilities Financing Authority, Revenue          1/17 at 37.38          Baa2        1,007,000
                  Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%,
                  7/01/36

       2,150   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-(4)     2,344,747
                  Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                  7/01/30 (Pre-refunded 7/01/10)

       2,025   New Jersey Transportation Trust Fund Authority, Transportation        12/11 at 100.00            AA(4)     2,217,294
                  System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded
                  12/15/11) - MBIA Insured

       3,200   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00           AAA        3,510,880
                  System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                  6/15/13)

               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
      20,000      0.000%, 12/15/33 - FSA Insured                                        No Opt. Call           AAA        4,439,600
      20,000      0.000%, 12/15/35 - AMBAC Insured                                      No Opt. Call            AA        3,846,000
      20,000      0.000%, 12/15/36 - AMBAC Insured                                      No Opt. Call            AA        3,599,600

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
       2,165      5.750%, 6/01/32 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        2,308,994
       1,000      6.125%, 6/01/42 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        1,100,210

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       9,420      6.750%, 6/01/39 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA       10,780,813
       1,850      6.250%, 6/01/43 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA        2,078,216
------------------------------------------------------------------------------------------------------------------------------------
      92,810   Total New Jersey                                                                                          38,307,074
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 0.9% (0.5% of Total Investments)

       5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue           8/11 at 101.00           AA-(4)     6,315,280
                  Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%,
                  8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------

               New York - 19.0% (11.5% of Total Investments)

               Dormitory Authority of the State of New York, Improvement Revenue
               Bonds, Mental Health Services Facilities, Series 2000B:
         100      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured               2/10 at 100.00            A1(4)       104,930
          65      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured               2/10 at 100.00           AAA           68,179
       1,005      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured               2/10 at 100.00           AAA        1,054,547
       8,830      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured               2/10 at 100.00           AAA        9,265,319

         275   Dormitory Authority of the State of New York, Insured Revenue          7/10 at 100.00            AA          255,459
                  Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 - MBIA
                  Insured

       2,250   Dormitory Authority of the State of New York, Insured Revenue            No Opt. Call            AA        2,128,073
                  Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%,
                  7/01/24 - MBIA Insured

      20,000   Erie County Tobacco Asset Securitization Corporation, New York,        7/10 at 101.00           AAA       21,412,398
                  Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                  6.125%, 7/15/30 (Pre-refunded 7/15/10)

       1,320   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA          939,404
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured

       1,130   Long Island Power Authority, New York, Electric System General         9/11 at 100.00           AAA        1,212,863
                  Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (Pre-refunded
                  9/01/11)

      15,000   Metropolitan Transportation Authority, New York, Dedicated Tax         4/10 at 100.00            AA(4)    15,806,550
                  Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded 4/01/10) -
                  FGIC Insured

-----
  52
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$     13,335   Metropolitan Transportation Authority, New York, Transportation       11/16 at 100.00           AAA    $  10,733,875
                  Revenue Bonds, Series 2006B, 4.500%, 11/15/32 - FSA Insured (UB)

          68   Metropolitan Transportation Authority, New York, Transportation       11/16 at 100.00           AAA           34,840
                  Revenue Bonds, Series 2006B, Drivers 1662, 5.904%, 11/15/32 - FSA
                  Insured (IF)

      12,500   Nassau County Tobacco Settlement Corporation, New York, Tobacco        7/09 at 101.00           AAA       13,055,250
                  Settlement Asset-Backed Bonds, Series 1999A, 6.400%, 7/15/33
                  (Pre-refunded 7/15/09)

               New York City Transitional Finance Authority, New York, Future Tax
               Secured Bonds, Fiscal Series 2000B:
       8,035      5.750%, 11/15/19 (Pre-refunded 5/15/10)                             5/10 at 101.00           AAA        8,534,456
       2,065      5.750%, 11/15/19 (Pre-refunded 5/15/10)                             5/10 at 101.00           AAA        2,193,360

               New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
         950      5.000%, 8/01/17                                                     8/12 at 100.00            AA          955,700
       6,555      5.750%, 8/01/18                                                     8/12 at 100.00           AAA        6,835,030

       3,990   New York City, New York, General Obligation Bonds, Fiscal Series       8/12 at 100.00            AA(4)     4,389,319
                  2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series       8/12 at 100.00            AA        5,301,900
                  2003A, 5.750%, 8/01/16

               New York State Environmental Facilities Corporation, State Clean
               Water and Drinking Water Revolving Funds Revenue Bonds, New York
               City Municipal Water Finance Authority Projects, Second
               Resolution Bonds, Series 2001C:
       6,035      5.000%, 6/15/20                                                     6/11 at 100.00           AAA        6,067,891
       6,575      5.000%, 6/15/22                                                     6/11 at 100.00           AAA        6,581,049

      11,540   Port Authority of New York and New Jersey, Consolidated Revenue       11/12 at 101.00           AAA       11,623,203
                  Bonds, One Hundred Twenty-Eighth Series 2002, 5.000%, 11/01/20 -
                  FSA Insured

       2,250   United Nations Development Corporation, New York, Senior Lien          1/09 at 100.00            A3        2,190,983
                  Revenue Bonds, Series 2004A, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
     128,873   Total New York                                                                                           130,744,578
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 3.0% (1.8% of Total Investments)

       4,000   North Carolina Medical Care Commission, Health System Revenue Bonds,  10/17 at 100.00            AA        3,050,440
                  Mission St. Joseph's Health System, Series 2008, 4.500%, 10/01/31
                  (UB)

         665   North Carolina Medical Care Commission, Hospital Revenue Bonds, Pitt  12/08 at 101.00            AA          592,176
                  County Memorial Hospital, Series 1998A, 4.750%, 12/01/28 - MBIA
                  Insured

       7,405   North Carolina Medical Care Commission, Hospital Revenue Bonds, Pitt  12/08 at 101.00            AA(4)     7,494,156
                  County Memorial Hospital, Series 1998A, 4.750%, 12/01/28
                  (Pre-refunded 12/01/08) - MBIA Insured

       7,500   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00            AA        7,360,575
                  Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

       3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina, Doing    1/18 at 100.00           AA-        2,422,260
                  Business as Carolinas HealthCare System, Health Care Refunding
                  Revenue Bonds, Series 2008A, 5.000%, 1/15/47 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,570   Total North Carolina                                                                                      20,919,607
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 5.5% (3.3% of Total Investments)

      10,000   American Municipal Power Ohio Inc., General Revenue Bonds, Series      2/18 at 100.00            A1        8,916,300
                  2008, 5.250%, 2/15/43

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
         170      5.125%, 6/01/24                                                     6/17 at 100.00           BBB          133,246
       1,800      5.875%, 6/01/30                                                     6/17 at 100.00           BBB        1,261,818
       1,740      5.750%, 6/01/34                                                     6/17 at 100.00           BBB        1,158,840
       5,730      5.875%, 6/01/47                                                     6/17 at 100.00           BBB        3,584,745

                                                                           -----
                                                                            53
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

               Cincinnati City School District, Hamilton County, Ohio, General
               Obligation Bonds, Series 2002:
$      2,165      5.250%, 6/01/19 - FSA Insured                                      12/12 at 100.00           AAA    $   2,209,491
       2,600      5.250%, 6/01/21 - FSA Insured                                      12/12 at 100.00           AAA        2,623,634
       2,000      5.000%, 12/01/22 - FSA Insured                                     12/12 at 100.00           AAA        1,970,120

      10,000   Columbus City School District, Franklin County, Ohio, General         12/16 at 100.00           AAA        8,037,100
                  Obligation Bonds, Series 2006, 4.250%, 12/01/32 - FSA Insured (UB)

       9,850   Ohio Water Development Authority, Solid Waste Disposal Revenue         3/09 at 102.00           N/R        7,895,563
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      46,055   Total Ohio                                                                                                37,790,857
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 8.9% (5.4% of Total Investments)

       1,675   Oklahoma Development Finance Authority, Health System Revenue Bonds,   8/18 at 100.00           AA-        1,435,676
                  Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38

       6,040   Oklahoma Development Finance Authority, Revenue Bonds, Saint John      2/17 at 100.00           AA-        4,880,441
                  Health System, Series 2007, 5.000%, 2/15/42

       2,000   Oklahoma Municipal Power Authority, Power Supply System Revenue        1/17 at 100.00            AA        1,429,480
                  Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

      17,510   Pottawatomie County Home Finance Authority, Oklahoma, Single Family      No Opt. Call           AAA       19,283,413
                  Mortgage Revenue Bonds, Series 1991A, 8.625%, 7/01/10 (ETM)

      11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,     12/08 at 100.00            B-       11,646,483
                  American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory
                  put 12/01/08) (Alternative Minimum Tax)

      23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,     12/08 at 100.00            B-       22,833,381
                  American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory
                  put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      61,980   Total Oklahoma                                                                                            61,508,874
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 0.5% (0.3% of Total Investments)

       3,000   Deschutes County School District 1, Bend-La Pine, Oregon, General      6/11 at 100.00           Aaa        3,208,590
                  Obligation Bonds, Series 2001A, 5.500%, 6/15/18 (Pre-refunded
                  6/15/11) - FSA Insured

         285   Oregon Housing and Community Services Department, Single Family        1/14 at 100.00           Aa2          264,098
                  Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,285   Total Oregon                                                                                               3,472,688
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 4.1% (2.5% of Total Investments)

         220   Allentown, Pennsylvania, General Obligation Bonds, Series 2003,       10/13 at 100.00          Baa1          224,253
                  5.500%, 10/01/19 - FGIC Insured

       2,875   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        2,904,613
                  Resource Recovery Revenue Refunding Bonds, Panther Creek Partners
                  Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

       1,850   Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue   2/09 at 100.00           AAA        1,862,229
                  Refunding Bonds, Delaware Valley Medical Center, Series 1992,
                  7.000%, 8/01/22

       1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+        1,065,885
                  Bonds, Series 2008, 4.650%, 10/01/31 (Alternative Minimum Tax)
                  (UB)

       2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series      12/14 at 100.00            AA        2,605,200
                  2004A, 5.500%, 12/01/31 - AMBAC Insured

       7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00           AAA        6,774,222
                  Ordinance, Series 2008, 5.000%, 8/01/32 - FSA Insured (UB)

               Philadelphia School District, Pennsylvania, General Obligation
               Bonds, Series 2002B:
       6,000      5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured               8/12 at 100.00           Aa3(4)     6,540,600
       5,500      5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured               8/12 at 100.00           Aa3(4)     5,995,550
------------------------------------------------------------------------------------------------------------------------------------
      28,345   Total Pennsylvania                                                                                        27,972,552
------------------------------------------------------------------------------------------------------------------------------------

-----
  54
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 3.0% (1.8% of Total Investments)

$      2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior     7/18 at 100.00          BBB-    $   2,237,875
                  Lien Series 2008A, 6.000%, 7/01/44

       5,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call          BBB+          495,750
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured

       5,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%,            8/12 at 100.00           AAA        4,556,650
                  8/01/27 - FSA Insured

       1,500   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00          BBB-        1,380,825
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.125%,
                  7/01/20

               Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue
               Bonds, Series 2007A:
      50,000      0.000%, 8/01/47 - AMBAC Insured                                       No Opt. Call            AA        3,560,500
      55,000      0.000%, 8/01/54 - AMBAC Insured                                       No Opt. Call            AA        2,332,000

       3,750   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue         8/17 at 100.00            A+        1,791,375
                  Bonds, Trust 2653, 0.777%, 8/01/57 (IF)

       1,500   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call           AAA        1,370,310
                  Series 2001A, 5.500%, 7/01/29

       3,695   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00           BBB        2,786,584
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
     127,945   Total Puerto Rico                                                                                         20,511,869
------------------------------------------------------------------------------------------------------------------------------------

               Rhode Island - 0.2% (0.1% of Total Investments)

       1,655   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00           BBB        1,208,630
                  Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 10.8% (6.6% of Total Investments)

      24,725   Greenville County School District, South Carolina, Installment        12/12 at 101.00            AA(4)    27,213,817
                  Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                  (Pre-refunded 12/01/12)

               Horry County School District, South Carolina, General Obligation
               Bonds, Series 2001A:
       5,840      5.000%, 3/01/20                                                     3/12 at 100.00           Aa1        5,864,470
       5,140      5.000%, 3/01/21                                                     3/12 at 100.00           Aa1        5,139,640

               Medical University Hospital Authority, South Carolina, FHA-Insured
               Mortgage Revenue Bonds, Series 2004A:
       5,240      5.250%, 8/15/20 - MBIA Insured                                      8/14 at 100.00            AA        5,241,624
       3,000      5.250%, 2/15/24 - MBIA Insured                                      8/14 at 100.00            AA        2,941,080

      13,615   South Carolina Transportation Infrastructure Bank, Junior Lien        10/11 at 100.00           Aa3(4)    14,497,252
                  Revenue Bonds, Series 2001B, 5.125%, 10/01/21 (Pre-refunded
                  10/01/11) - AMBAC Insured

      12,670   Tobacco Settlement Revenue Management Authority, South Carolina,       5/16 at 100.00           BBB(4)    13,577,299
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%,
                  5/15/28 (Pre-refunded 5/15/16)
------------------------------------------------------------------------------------------------------------------------------------
      70,230   Total South Carolina                                                                                      74,475,182
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 0.4% (0.2% of Total Investments)

       3,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00            A1        2,658,930
                  Tennessee, Hospital Revenue Bonds, Baptist Health System of
                  East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 16.9% (10.2% of Total Investments)

         535   Alamo Community College District, Bexar County, Texas, Combined       11/11 at 100.00           AAA          562,194
                  Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16 -
                  FSA Insured

         465   Alamo Community College District, Bexar County, Texas, Combined       11/11 at 100.00           Aaa          499,196
                  Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16
                  (Pre-refunded 11/01/11) - FSA Insured

      11,255   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Caa1        9,777,781
                  Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                  (Mandatory put 11/01/11) (Alternative Minimum Tax)

       5,500   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00            AA        4,144,085
                  Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                  FGIC Insured

       5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00            A+        4,469,250
                  Refunding and Improvement Bonds, Series 2001A, 5.625%, 11/01/21 -
                  FGIC Insured (Alternative Minimum Tax)

                                                                           -----
                                                                            55
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$      2,700   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue    11/11 at 100.00            AA    $   2,330,100
                  Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

      14,975   Harris County-Houston Sports Authority, Texas, Third Lien Revenue      11/24 at 55.69            AA        2,235,019
                  Bonds, Series 2004-A3., 0.000%, 11/15/34 - MBIA Insured

      22,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue         12/10 at 100.00            AA(4)    23,706,223
                  Refunding Bonds, Series 2000B, 5.250%, 12/01/30 (Pre-refunded
                  12/01/10) - FGIC Insured

       6,000   Leander Independent School District, Williamson and Travis              8/14 at 33.33           AAA        1,187,820
                  Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                  8/15/34

      17,655   Matagorda County Navigation District 1, Texas, Revenue Refunding      11/08 at 102.00            AA       15,176,238
                  Bonds, Houston Industries Inc., Series 1998B, 5.150%, 11/01/29 -
                  MBIA Insured

       7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue       11/08 at 100.00           BBB        7,435,035
                  Refunding Bonds, Union Pacific Corporation, Series 1992,
                  5.350%, 11/01/10

       2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply System        10/12 at 100.00            A3        1,898,560
                  Revenue Refunding Bonds, Series2002A, 5.750%, 10/01/21 - RAAI
                  Insured

      14,680   San Antonio Independent School District, Bexar County, Texas,          8/09 at 100.00           AAA       15,158,715
                  General Obligation Bonds, Series1999, 5.800%, 8/15/29
                  (Pre-refunded 8/15/09)

      11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding            No Opt. Call           AAA       11,719,682
                  Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)

       3,750   Spring Branch Independent School District, Harris County, Texas,       2/11 at 100.00           AAA        3,947,250
                  Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                  5.125%, 2/01/23 (Pre-refunded 2/01/11)

       4,375   Tarrant County Cultural & Educational Facilities Financing            11/17 at 100.00           AA-        2,413,119
                  Corporation, Texas, Revenue Bonds, Tarrant County Health
                  Resources, Series 2008, Trust 1197, 7.563%, 11/15/47 (IF)

               White Settlement Independent School District, Tarrant County,
               Texas, General Obligation Bonds, Series 2006:
       9,110      0.000%, 8/15/38                                                      8/15 at 30.30           AAA        1,371,237
       9,110      0.000%, 8/15/39                                                      8/15 at 28.63           AAA        1,283,326
       6,610      0.000%, 8/15/42                                                      8/15 at 24.42           AAA          764,513
       7,110      0.000%, 8/15/43                                                      8/15 at 23.11           AAA          769,160

       5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and          8/11 at 100.00            AA(4)     5,294,150
                  Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/22
                  (Pre-refunded 8/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     167,280   Total Texas                                                                                              116,142,653
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 1.8% (1.1% of Total Investments)

       5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds,     2/09 at 100.00           BB-        5,687,770
                  Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries,
                  Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)

       7,155   Utah Associated Municipal Power Systems, Revenue Bonds, Payson         4/13 at 100.00           AAA        6,808,340
                  Power Project, Series 2008, 5.000%, 4/01/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      12,955   Total Utah                                                                                                12,496,110
------------------------------------------------------------------------------------------------------------------------------------

               Virginia - 2.3% (1.4% of Total Investments)

       4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding         7/11 at 100.00            AA        3,100,920
                  Bonds, Series 2001B, 5.125%,7/01/31 - FGIC Insured (Alternative
                  Minimum Tax)

      11,040   Suffolk Redevelopment and Housing Authority, Virginia, FNMA              No Opt. Call           Aaa       11,287,186
                  Multifamily Housing Revenue Refunding Bonds, Windsor at Potomac
                  Vista L.P. Project, Series 2001, 4.850%, 7/01/31(Mandatory put
                  7/01/11)

         665   Virginia Housing Development Authority, Rental Housing Bonds,          5/09 at 101.00           AA+          645,762
                  Series 1999F, 5.000%, 5/01/15(Alternative Minimum Tax)

-----
  56
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Virginia (continued)

               Virginia Resources Authority, Water System Revenue Refunding Bonds,
               Series 2002:
$        500      5.000%, 4/01/18                                                     4/12 at 102.00            AA    $     515,600
         500      5.000%, 4/01/19                                                     4/12 at 102.00            AA          512,640
------------------------------------------------------------------------------------------------------------------------------------
      16,705   Total Virginia                                                                                            16,062,108
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 10.3% (6.2% of Total Investments)

       6,750   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00           AAA        6,866,168
                  Columbia Generating Station - Nuclear Project 2, Series 2002B,
                  5.350%, 7/01/18 - FSA Insured

       2,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00           Aaa        2,645,500
                  Columbia Generating Station - Nuclear Project 2, Series 2002C,
                  5.750%, 7/01/17 - MBIA Insured

       6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B, 5.625%,      8/10 at 100.00            AA        6,181,400
                  2/01/24 - MBIA Insured (Alternative Minimum Tax)

      13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,         12/10 at 100.00           Aa3       13,451,590
                  Series 2000, 5.400%, 12/01/25

       5,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      10/16 at 100.00            AA        3,839,450
                  Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 -
                  FGIC Insured

       4,945   Washington State Tobacco Settlement Authority, Tobacco Settlement      6/13 at 100.00           BBB        4,399,764
                  Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

      18,145   Washington, General Obligation Bonds, Series 2001-02A, 5.000%,         7/11 at 100.00           AAA       18,125,041
                  7/01/23 - FSA Insured

               Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
               Series 2002C:
       7,000      5.000%, 1/01/21 - FSA Insured                                       1/12 at 100.00           AAA        7,019,810
       7,960      5.000%, 1/01/22 - FSA Insured                                       1/12 at 100.00           AAA        7,970,985
------------------------------------------------------------------------------------------------------------------------------------
      72,650   Total Washington                                                                                          70,499,708
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 1.7% (1.0% of Total Investments)

         170   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco    6/12 at 100.00           BBB          161,956
                  Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27

       7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding Bonds,      12/08 at 102.00           Aaa        7,721,251
                  Dairyland Power Cooperative, Series 1997A, 5.450%, 9/01/14 -
                  AMBAC Insured

       3,000   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00          BBB+        2,531,910
                  Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29

       2,100   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00            A-        1,293,264
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                  8/15/33
------------------------------------------------------------------------------------------------------------------------------------
      12,815   Total Wisconsin                                                                                           11,708,381
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            57
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.5% (0.3% of Total Investments)

$      4,000   Wyoming Municipal Power Agency Power Supply System Revenue Bonds,      1/18 at 100.00            A2   $    3,362,000
                  2008 Series A, 5.375%, 1/01/42
------------------------------------------------------------------------------------------------------------------------------------
$  1,555,654   Total Investments (cost $1,193,404,343) - 165.1%                                                       1,135,216,249
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.0)%                                                                       (41,558,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                      10,309,369
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (60.6)% (5)                                                    (416,375,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  687,592,618
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.7%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  58
-----

NPF | Nuveen Premier Municipal Income Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.7% (1.0% of Total Investments)

$      2,000   Alabama Special Care Facilities Financing Authority, Revenue          11/16 at 100.00           Aa1    $   1,634,980
                  Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)

               Birmingham Special Care Facilities Financing Authority, Alabama,
               Revenue Bonds, Baptist Health System Inc., Series 2005A:
       1,200      5.250%, 11/15/20                                                   11/15 at 100.00          Baa1        1,026,972
         400      5.000%, 11/15/30                                                   11/15 at 100.00          Baa1          288,580

       1,000   Montgomery BMC Special Care Facilities Financing Authority,           11/14 at 100.00            A3(4)     1,087,690
                  Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                  5.250%, 11/15/29 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
       4,600   Total Alabama                                                                                              4,038,222
------------------------------------------------------------------------------------------------------------------------------------

               Alaska - 1.1% (0.6% of Total Investments)

       2,000   Alaska Housing Finance Corporation, General Mortgage Revenue           6/09 at 101.00           AAA        1,933,880
                  Bonds, Series 1999A, 6.000%, 6/01/49 - MBIA Insured

       1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/14 at 100.00          Baa3          532,000
                  Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       3,000   Total Alaska                                                                                               2,465,880
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 8.3% (4.7% of Total Investments)

               Glendale Industrial Development Authority, Arizona, Revenue Bonds,
               John C. Lincoln Health Network, Series 2005B:
         100      5.250%, 12/01/24                                                   12/15 at 100.00           BBB           81,101
         135      5.250%, 12/01/25                                                   12/15 at 100.00           BBB          107,771

       7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call            AA        4,657,310
                  Series 2005B, 0.000%, 7/01/39 - FGIC Insured

       7,500   Salt River Project Agricultural Improvement and Power District,        1/13 at 100.00           Aa1        7,377,075
                  Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%,
                  1/01/25 (UB)

       6,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00           Aa1        6,310,200
                  Arizona, Electric System Revenue Refunding Bonds, Series 2002A,
                  5.250%, 1/01/15

       1,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call           AA-          726,564
                  Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
      21,935   Total Arizona                                                                                             19,260,021
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 0.9% (0.5% of Total Investments)

       2,155   Arkansas Development Finance Authority, State Facility Revenue        11/15 at 100.00           AAA        2,109,120
                  Bonds, Department of Correction Special Needs Unit Project,
                  Series 2005B, 5.000%, 11/01/25 - FSA Insured

           9   Stuttgart Public Facilities Board, Arkansas, Single Family               No Opt. Call           Aaa            8,878
                  Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11
------------------------------------------------------------------------------------------------------------------------------------
       2,164   Total Arkansas                                                                                             2,117,998
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            59
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California - 23.2% (13.3% of Total Investments)

$     10,000   Anaheim Public Finance Authority, California, Public Improvement       9/17 at 100.00            AA    $   7,391,000
                  Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 - FGIC
                  Insured

       5,690   California Department of Veterans Affairs, Home Purchase Revenue       6/12 at 101.00            AA        5,680,668
                  Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

       1,350   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00           Aa1        1,228,338
                  University of Southern California, Series 2005, 4.750%,
                  10/01/28 (UB)

       1,975   California Health Facilities Financing Authority, Revenue Bonds,         No Opt. Call             A        1,912,314
                  Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                  (Mandatory put 7/01/14)

         500   California Statewide Community Development Authority, Revenue          7/15 at 100.00           BBB          324,160
                  Bonds, Daughters of Charity Health System, Series 2005A,
                  5.000%, 7/01/39

       1,600   California Statewide Community Development Authority, Revenue          8/16 at 100.00            A+        1,365,616
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

         950   California Statewide Community Development Authority, Revenue          5/18 at 100.00           AA-          634,956
                  Bonds, Sutter Health, Series 2008B, Tender Option Bond Trust
                  3175, 11.640%, 11/15/48 (IF)

               California, General Obligation Bonds, Series 2004:
       4,000      5.000%, 2/01/23                                                     2/14 at 100.00            A+        3,853,600
       4,900      5.000%, 6/01/23 - AMBAC Insured                                    12/14 at 100.00            AA        4,795,581

       1,000   Chula Vista, California, Industrial Development Revenue Bonds, San     6/14 at 102.00            A2          915,160
                  Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21

      25,000   Foothill/Eastern Transportation Corridor Agency, California, Toll        No Opt. Call           AAA       17,230,250
                  Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)

       3,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00           BBB        2,066,750
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                  5.125%, 6/01/47

         450   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00           AAA          508,469
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                  6/01/39 (Pre-refunded 6/01/13)

       6,005   Los Angeles Unified School District, California, General               7/15 at 100.00            AA        5,975,215
                  Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC Insured

               San Diego County, California, Certificates of Participation,
               Burnham Institute, Series 2006:
         100      5.000%, 9/01/21                                                     9/15 at 102.00          Baa3           82,752
         110      5.000%, 9/01/23                                                     9/15 at 102.00          Baa3           88,191
------------------------------------------------------------------------------------------------------------------------------------
      67,130   Total California                                                                                          54,053,020
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 3.5% (2.0% of Total Investments)

       1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical       6/16 at 100.00            A-          755,160
                  Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

       1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview          9/14 at 100.00            A3          958,399
                  Medical Center, Series 2004, 5.000%, 9/01/25

         400   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     3/15 at 100.00          BBB+          293,072
                  Health Care, Series 2005F, 5.000%, 3/01/25

       1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    12/09 at 101.00           Aaa        1,053,520
                  Healthcare Inc., Series 1999A, 5.750%, 12/01/23 (Pre-refunded
                  12/01/09) - FSA Insured

         750   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley       1/15 at 100.00          BBB+          686,348
                  Medical Center, Series 2004, 5.000%, 1/15/17

               Denver, Colorado, Airport Revenue Bonds, Trust 2365:
       2,770      2.901%, 11/15/23 - FGIC Insured (IF)                               11/16 at 100.00            AA        1,909,361
       1,700      1.184%, 11/15/24 - FGIC Insured (IF)                               11/16 at 100.00            AA        1,150,254
       2,235      1.186%, 11/15/25 - FGIC Insured (IF)                               11/16 at 100.00            AA        1,440,279
------------------------------------------------------------------------------------------------------------------------------------
      11,005   Total Colorado                                                                                             8,246,393
------------------------------------------------------------------------------------------------------------------------------------

-----
  60
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.7% (0.4% of Total Investments)

$      2,020   Connecticut Development Authority, Pollution Control Revenue           4/09 at 102.00          Baa1    $   1,596,467
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 1.8% (1.1% of Total Investments)

       1,700   Hillsborough County Industrial Development Authority, Florida,         4/10 at 101.00           N/R        1,140,785
                  Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                  Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                  (Alternative Minimum Tax)

       2,500   Hillsborough County Industrial Development Authority, Florida,        10/12 at 100.00          Baa2        2,349,950
                  Pollution Control Revenue Bonds, Tampa Electric Company
                  Project, Series 2002, 5.100%, 10/01/13

       1,000   South Miami Health Facilities Authority, Florida, Hospital             8/17 at 100.00           AA-          786,750
                  Revenue, Baptist Health System Obligation Group, Series 2007,
                  5.000%, 8/15/42 (UB)
------------------------------------------------------------------------------------------------------------------------------------
       5,200   Total Florida                                                                                              4,277,485
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 4.9% (2.8% of Total Investments)

       8,050   George L. Smith II World Congress Center Authority, Atlanta,           7/10 at 101.00            AA        7,126,504
                  Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series
                  2000, 5.500%, 7/01/20 - MBIA Insured (Alternative Minimum Tax)

       4,105   Municipal Electric Authority of Georgia, Combustion Turbine           11/13 at 100.00            AA        4,197,157
                  Revenue Bonds, Series 2003A, 5.125%, 11/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,155   Total Georgia                                                                                             11,323,661
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 0.9% (0.5% of Total Investments)

       2,250   Hawaii Department of Budget and Finance, Special Purpose Revenue       1/09 at 101.00            AA        2,158,650
                  Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%,
                  1/01/20 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Idaho - 0.2% (0.1% of Total Investments)

          85   Idaho Housing and Finance Association, Single Family Mortgage          1/09 at 100.00           Aa1           86,479
                  Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)

         500   Madison County, Idaho, Hospital Revenue Certificates of                9/16 at 100.00          BBB-          379,825
                  Participation, Madison Memorial Hospital, Series 2006, 5.250%,
                  9/01/26
------------------------------------------------------------------------------------------------------------------------------------
         585   Total Idaho                                                                                                  466,304
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 11.3% (6.4% of Total Investments)

         655   Chicago Public Building Commission, Illinois, General Obligation         No Opt. Call            AA(4)       720,513
                  Lease Certificates, Chicago Board of Education, Series 1990B,
                  7.000%, 1/01/15 - MBIA Insured (ETM)

       8,670   Chicago, Illinois, General Obligation Bonds, City Colleges, Series       No Opt. Call            AA        3,664,202
                  1999, 0.000%, 1/01/24 - FGIC Insured

       8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001,         No Opt. Call            AA        8,034,370
                  5.750%, 11/01/30 - AMBAC Insured (5)

         200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,           1/16 at 100.00          BBB-          154,814
                  Series 2006, 5.125%, 1/01/25

       1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00          Baa3          771,390
                  Medical Center, Series 2002, 5.500%, 5/15/32

       1,500   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     2/12 at 100.00            AA        1,554,690
                  2002, 5.500%, 2/01/17 - FGIC Insured

               Lombard Public Facilities Corporation, Illinois, Second Tier
               Conference Center and Hotel Revenue Bonds, Series 2005B:
         850      5.250%, 1/01/25                                                     1/16 at 100.00            AA          788,681
       1,750      5.250%, 1/01/30                                                     1/16 at 100.00            AA        1,578,185

               Metropolitan Pier and Exposition Authority, Illinois, Revenue
               Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
      10,575      0.000%, 12/15/23 - MBIA Insured                                       No Opt. Call            AA        4,540,271
      10,775      0.000%, 12/15/24 - MBIA Insured                                       No Opt. Call            AA        4,340,493
------------------------------------------------------------------------------------------------------------------------------------
      44,475   Total Illinois                                                                                            26,147,609
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            61
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.2% (1.8% of Total Investments)

$      2,275   Anderson School Building Corporation, Madison County, Indiana,         1/14 at 100.00           AAA    $   2,484,368
                  First Mortgage Bonds, Series 2003, 5.500%, 7/15/23
                  (Pre-refunded 1/15/14) - FSA Insured

       6,180   Crown Point Multi-School Building Corporation, Indiana, First            No Opt. Call            AA        2,661,170
                  Mortgage Bonds, Crown Point Community School Corporation,
                  Series 2000, 0.000%, 1/15/23 - MBIA Insured

       1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23          7/16 at 100.00          BBB+          995,163

       1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/15 at 100.00          BBB-          762,360
                  Madison Center Inc., Series 2005, 5.250%, 2/15/28

         605   St. Joseph County PHM Elementary/Middle School Building                  No Opt. Call             A          609,114
                  Corporation, Indiana, First Mortgage Bonds, Series 1994,
                  6.300%, 1/15/09
------------------------------------------------------------------------------------------------------------------------------------
      11,310   Total Indiana                                                                                              7,512,175
------------------------------------------------------------------------------------------------------------------------------------

               Iowa - 1.0% (0.6% of Total Investments)

       4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue     6/15 at 100.00           BBB        2,352,040
                  Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 0.2% (0.1% of Total Investments)

         510   Louisville and Jefferson County Metropolitan Government, Kentucky,    10/16 at 100.00           N/R          381,215
                  Industrial Building Revenue Bonds, Sisters of Mercy of the
                  Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 6.3% (3.6% of Total Investments)

       1,310   Louisiana Housing Finance Agency, GNMA Collateralized Mortgage         3/09 at 100.00           AAA        1,310,144
                  Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995,
                  6.850%, 9/01/25

       1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00            A3        1,168,815
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

               Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
         825      4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00           AAA          669,710
       8,880      4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00            AA        6,808,208

           5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00            AA              334
                  Residuals 660-3, 10.838%, 5/01/41 - FGIC Insured (IF)

       3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,            No Opt. Call           BBB        3,705,614
                  International Paper Company, Series 2002A, 5.700%, 4/01/14

       1,375   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB          983,730
                  Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      17,845   Total Louisiana                                                                                           14,646,555
------------------------------------------------------------------------------------------------------------------------------------

               Maine - 1.3% (0.7% of Total Investments)

       3,220   Maine State Housing Authority, Single Family Mortgage Purchase         5/13 at 100.00           AA+        3,039,133
                  Bonds, Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 1.2% (0.7% of Total Investments)

       2,000   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-        1,705,780
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

       1,550   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00            AA        1,074,600
                  Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                  7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,550   Total Maryland                                                                                             2,780,380
------------------------------------------------------------------------------------------------------------------------------------

-----
  62
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 1.7% (1.0% of Total Investments)

$      1,000   Massachusetts Development Finance Authority, Revenue Bonds,           10/14 at 100.00           BBB    $     833,880
                  Hampshire College, Series 2004, 5.625%, 10/01/24

       3,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00             A(4)     3,120,030
                  Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,000   Total Massachusetts                                                                                        3,953,910
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 4.5% (2.6% of Total Investments)

       2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,             4/13 at 100.00           BBB        2,911,106
                  5.250%, 4/01/17 - SYNCORA GTY Insured

       4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second         7/16 at 100.00            AA        3,662,474
                  Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

       1,000   Michigan State Hospital Finance Authority, Revenue Bonds, Trinity     12/16 at 100.00           Aa2          856,950
                  Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)

         170   Monroe County Hospital Finance Authority, Michigan, Mercy              6/16 at 100.00          Baa3          107,064
                  Memorial Hospital Corporation Revenue Bonds, Series 2006,
                  5.500%, 6/01/35

       3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit      12/12 at 100.00            AA        2,990,334
                  Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 - FGIC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,720   Total Michigan                                                                                            10,527,928
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 5.5% (3.1% of Total Investments)

       4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete           7/14 at 100.00            A-        3,727,385
                  Inc., Series 2004, 4.950%, 7/01/22

       1,000   Duluth Economic Development Authority, Minnesota, Healthcare           2/14 at 100.00            A-(4)     1,070,310
                  Facilities Revenue Bonds, Benedictine Health System -
                  St. Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21
                  (Pre-refunded 2/15/14)

       2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,             12/13 at 100.00          Baa1        2,142,661
                  Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003,
                  6.000%, 12/01/20

               Minnesota Higher Education Facilities Authority, Revenue Bonds,
               University of St. Thomas, Series 2004-5Y:
         530      5.250%, 10/01/19                                                   10/14 at 100.00            A2          522,750
       1,500      5.250%, 10/01/34                                                   10/14 at 100.00            A2        1,336,725

       1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds, Series      10/14 at 100.00            A3          966,500
                  2004A, 5.250%, 10/01/19

       3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office       12/13 at 100.00           AA+        3,050,940
                  Building at Cedar Street, Series 2003, 5.250%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
      13,670   Total Minnesota                                                                                           12,817,271
------------------------------------------------------------------------------------------------------------------------------------

               Mississippi - 0.9% (0.5% of Total Investments)

       2,325   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00            AA        2,054,510
                  Bonds, Baptist Memorial Healthcare, Series 2004, 5.000%,
                  9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 1.1% (0.6% of Total Investments)

         100   Hannibal Industrial Development Authority, Missouri, Health            3/16 at 100.00          BBB+           84,920
                  Facilities Revenue Bonds, Hannibal Regional Hospital, Series
                  2006, 5.000%, 3/01/22

       2,880   Joplin Industrial Development Authority, Missouri, Health              2/15 at 102.00          BBB+        2,482,934
                  Facilities Revenue Bonds, Freeman Health System, Series 2004,
                  5.500%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
       2,980   Total Missouri                                                                                             2,567,854
------------------------------------------------------------------------------------------------------------------------------------

               Nebraska - 2.5% (1.4% of Total Investments)

       1,580   Douglas County Hospital Authority 2, Nebraska, Health Facilities         No Opt. Call           Aa3        1,523,720
                  Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%,
                  11/15/16

       1,440   Grand Island, Nebraska, Electric System Revenue Bonds, Series          3/09 at 100.00             A(4)     1,535,846
                  1977, 6.100%, 9/01/12 (ETM)

                                                                           -----
                                                                            63
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska (continued)

$      2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan           No Opt. Call            A2    $   2,329,344
                  Program, Series 1993A-5B, 6.250%, 6/01/18 - MBIA Insured
                  (Alternative Minimum Tax)

         515   Omaha Public Power District, Nebraska, Separate Electric System        2/17 at 100.00           AAA          457,650
                  Revenue Bonds, Nebraska City 2, Series 2006A, 14.495%, 2/01/49 -
                  AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       5,885   Total Nebraska                                                                                             5,846,560
------------------------------------------------------------------------------------------------------------------------------------

               New Hampshire - 2.1% (1.2% of Total Investments)

       5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily Housing     7/10 at 101.00           Aaa        4,688,150
                  Remarketed Revenue Bonds, Countryside LP, Series 1994, 6.100%,
                  7/01/24 (Alternative Minimum Tax)

          90   New Hampshire Municipal Bond Bank, Revenue Bonds, Coe-Brown              No Opt. Call           N/R           89,294
                  Northwood Academy, Series 1994, 7.250%, 5/01/09
------------------------------------------------------------------------------------------------------------------------------------
       5,090   Total New Hampshire                                                                                        4,777,444
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 6.4% (3.7% of Total Investments)

       1,000   New Jersey Economic Development Authority, School Facilities           9/15 at 100.00           AA-        1,001,060
                  Construction Bonds, Series 2005P, 5.250%, 9/01/24

               New Jersey State Transportation Trust Fund Authority, Revenue
               Bonds, Series 2006C:
      25,000      0.000%, 12/15/35 - AMBAC Insured (UB)                                 No Opt. Call            AA        4,807,500
      10,000      0.000%, 12/15/36 - AMBAC Insured (UB)                                 No Opt. Call            AA        1,799,800

       3,000   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00           AAA        3,291,450
                  System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded
                  6/15/13)

       1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00            AA        1,482,255
                  5.000%, 1/01/19 - FGIC Insured

       2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            1/15 at 100.00           AAA        2,501,150
                  5.000%, 1/01/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      43,000   Total New Jersey                                                                                          14,883,215
------------------------------------------------------------------------------------------------------------------------------------

               New York - 21.8% (12.4% of Total Investments)

      10,000   Dormitory Authority of the State of New York, Revenue Bonds, State     5/10 at 101.00           AAA       10,601,200
                  University Educational Facilities Revenue Bonds, 1999
                  Resolution, Series 2000B, 5.500%, 5/15/30 (Pre-refunded
                  5/15/10) - FSA Insured

       1,500   Dormitory Authority of the State of New York, State and Local          7/14 at 100.00           AA-        1,528,935
                  Appropriation Lease Bonds, Upstate Community Colleges, Series
                  2004B, 5.250%, 7/01/19

          10   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA            4,119
                  Driver Trust 1649, Series 2006A, 4.745%, 2/15/47 - MBIA Insured
                  (IF)

       2,180   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        1,551,441
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       7,500   Long Island Power Authority, New York, Electric System Revenue         6/16 at 100.00            AA        7,257,150
                  Bonds, Residual Series 2006A, 5.000%, 12/01/25 - FGIC Insured
                  (UB)

       5,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00            AA        4,775,500
                  Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 - FGIC
                  Insured

       2,000   New York City Municipal Water Finance Authority, New York, Water      12/14 at 100.00           AAA        1,983,520
                  and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%,
                  6/15/23 - AMBAC Insured

       4,265   New York City, New York, General Obligation Bonds, Fiscal Series      10/13 at 100.00            AA        4,224,227
                  2003D, 5.250%, 10/15/22 (UB)

       1,200   New York City, New York, General Obligation Bonds, Fiscal Series       8/14 at 100.00            AA        1,245,864
                  2004B, 5.250%, 8/01/15

       1,000   New York City, New York, General Obligation Bonds, Series 2004C-1,     8/14 at 100.00            AA          988,780
                  Trust 3217, 13.994%, 8/15/20 (IF)

         910   New York Convention Center Development Corporation, Hotel Fee         11/15 at 100.00             A          542,342
                  Revenue Bonds, Trust 2364, Series 2005, 8.714%, 11/15/44 -
                  AMBAC Insured (IF)

       3,250   New York State Municipal Bond Bank Agency, Special School Purpose      6/13 at 100.00            A+        3,223,708
                  Revenue Bonds, Series 2003C, 5.250%, 6/01/22

-----
  64
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

               New York State Thruway Authority, General Revenue Bonds, Series 2005G:
$      6,460      5.000%, 1/01/25 - FSA Insured (UB)                                  7/15 at 100.00           AAA    $   6,395,981
       2,580      5.000%, 1/01/26 - FSA Insured (UB)                                  7/15 at 100.00           AAA        2,544,783

       1,850   New York State Urban Development Corporation, State Personal Income    3/15 at 100.00           AAA        1,830,372
                  Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/24 - FSA Insured
                  (UB)

       1,000   New York State Urban Development Corporation, Subordinate Lien         7/14 at 100.00             A          987,220
                  Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22

       1,000   Rensselaer County Industrial Development Agency, New York, Civic       3/16 at 100.00             A          929,720
                  Facility Revenue Bonds, Rensselaer Polytechnic Institute, Series
                  2006, 5.000%, 3/01/26
------------------------------------------------------------------------------------------------------------------------------------
      51,705   Total New York                                                                                            50,614,862
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 4.3% (2.5% of Total Investments)

      10,300   North Carolina Eastern Municipal Power Agency, Power System Revenue      No Opt. Call            AA       10,088,232
                  Refunding Bonds, Series 1993B, 6.000%, 1/01/22 - CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 2.8% (1.6% of Total Investments)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
         105      5.125%, 6/01/24                                                     6/17 at 100.00           BBB           82,299
       1,050      5.875%, 6/01/30                                                     6/17 at 100.00           BBB          736,061
       1,055      5.750%, 6/01/34                                                     6/17 at 100.00           BBB          702,630
       2,355      5.875%, 6/01/47                                                     6/17 at 100.00           BBB        1,473,312

       4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc., Series          No Opt. Call          BBB+        3,258,760
                  2004, 4.250%, 4/01/33 (Mandatory put 4/01/14) (Alternative
                  Minimum Tax)

         250   Port of Greater Cincinnati Development Authority, Ohio, Economic      10/16 at 100.00           N/R          204,725
                  Development Revenue Bonds, Sisters of Mercy of the Americas,
                  Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
       8,815   Total Ohio                                                                                                 6,457,787
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 1.2% (0.7% of Total Investments)

               Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
               Bonds, Series 2005:
         500      5.375%, 9/01/29                                                     9/16 at 100.00           BBB          384,080
         450      5.375%, 9/01/36                                                     9/16 at 100.00           BBB          328,262

       2,725   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00            AA        2,119,205
                  Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36
                  (UB)

          44   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00            AA           24,436
                  Bonds, Saint Francis Health System, Series 2006, Trust 3500,
                  7.262%, 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       3,719   Total Oklahoma                                                                                             2,855,983
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 1.3% (0.7% of Total Investments)

               Oregon, General Obligation Bonds, State Board of Higher Education,
               Series 2004A:
       1,795      5.000%, 8/01/21                                                     8/14 at 100.00            AA        1,801,085
       1,240      5.000%, 8/01/23                                                     8/14 at 100.00            AA        1,239,901
------------------------------------------------------------------------------------------------------------------------------------
       3,035   Total Oregon                                                                                               3,040,986
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 1.3% (0.8% of Total Investments)

       2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue   12/15 at 100.00            AA        1,836,720
                  Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       1,240   Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue   2/09 at 100.00           AAA        1,248,196
                  Refunding Bonds, Delaware Valley Medical Center, Series 1992,
                  7.000%, 8/01/22
------------------------------------------------------------------------------------------------------------------------------------
       3,240   Total Pennsylvania                                                                                         3,084,916
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            65
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 2.9% (1.6% of Total Investments)

$      7,430   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00           BBB    $   6,643,609
                  Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 8.4% (4.8% of Total Investments)

       2,500   Berkeley County School District, South Carolina, Installment          12/13 at 100.00            A-        2,377,375
                  Purchase Revenue Bonds, Securing Assets for Education, Series
                  2003, 5.250%, 12/01/24

       4,405   Dorchester County School District 2, South Carolina, Installment      12/14 at 100.00           AA-        4,236,156
                  Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23

         835   Greenville County School District, South Carolina, Installment        12/13 at 100.00            AA          844,302
                  Purchase Revenue Bonds, Series 2003, Trust 3219, 14.010%,
                  12/01/19 (IF)

       3,620   Greenville, South Carolina, Hospital Facilities Revenue Refunding      5/13 at 100.00            AA        3,477,951
                  Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC Insured

         310   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00            A-(4)       338,818
                  Development Revenue Bonds, Bon Secours Health System Inc., Series
                  2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

       1,190   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00            A-        1,015,796
                  Development Revenue Bonds, Bon Secours Health System Inc., Series
                  2002B, 5.625%, 11/15/30

               South Carolina JOBS Economic Development Authority, Hospital
               Refunding and Improvement Revenue Bonds, Palmetto Health
               Alliance, Series 2003C:
       4,895      6.375%, 8/01/34 (Pre-refunded 8/01/13)                              8/13 at 100.00          BBB+(4)     5,428,310
         605      6.375%, 8/01/34 (Pre-refunded 8/01/13)                              8/13 at 100.00          BBB+(4)       680,698

       1,025   Tobacco Settlement Revenue Management Authority, South Carolina,       5/12 at 100.00           BBB(4)     1,066,031
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                  5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
      19,385   Total South Carolina                                                                                      19,465,437
------------------------------------------------------------------------------------------------------------------------------------

               South Dakota - 0.7% (0.4% of Total Investments)

       1,750   South Dakota Health and Educational Facilities Authority, Revenue     11/14 at 100.00           AA-        1,600,935
                  Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 1.5% (0.9% of Total Investments)

       2,060   Johnson City Health and Educational Facilities Board, Tennessee,       7/23 at 100.00            AA(4)     2,062,987
                  Hospital Revenue Refunding and Improvement Bonds, Johnson City
                  Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded
                  7/01/23) - MBIA Insured

       1,600   Johnson City Health and Educational Facilities Board, Tennessee,       7/16 at 100.00          BBB+        1,127,360
                  Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                  5.500%, 7/01/36

         400   Sumner County Health, Educational, and Housing Facilities Board,      11/17 at 100.00           N/R          296,672
                  Tennessee, Revenue Refunding Bonds, Sumner Regional Health System
                  Inc., Series 2007, 5.500%, 11/01/37
------------------------------------------------------------------------------------------------------------------------------------
       4,060   Total Tennessee                                                                                            3,487,019
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 8.0% (4.6% of Total Investments)

       1,075   Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU   10/13 at 101.00          Caa1          692,311
                  Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38
                  (Alternative Minimum Tax)

       3,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00            AA        2,919,150
                  Series 2004A, 5.250%, 5/15/25 - MBIA Insured

               Kerrville Health Facilities Development Corporation, Texas, Revenue
               Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
         400      5.250%, 8/15/21                                                       No Opt. Call          BBB-          341,136
         600      5.125%, 8/15/26                                                       No Opt. Call          BBB-          470,292

       2,265   Lower Colorado River Authority, Texas, Contract Revenue Refunding      5/13 at 100.00            AA        2,225,657
                  Bonds, Transmission Services Corporation, Series 2003C, 5.250%,
                  5/15/25 - AMBAC Insured

         290   Mansfield Independent School District, Tarrant County, Texas,          2/11 at 100.00           AAA          291,804
                  General Obligation Bonds, Series 2001, 5.375%, 2/15/26

-----
  66
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$      1,710   Mansfield Independent School District, Tarrant County, Texas,          2/11 at 100.00           AAA    $   1,811,967
                  General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                  (Pre-refunded 2/15/11)

         950   North Texas Thruway Authority, Second Tier System Revenue Refunding    1/18 at 100.00            A3          802,028
                  Bonds, Series 2008, 5.750%, 1/01/38

       1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU   11/15 at 100.00          Caa1          566,540
                  Electric Company, Series 2001C, 5.200%, 5/01/28

       3,000   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00           AA-        2,438,100
                  Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/36
                  (UB)

         275   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00           AA-          181,255
                  Corporation, Texas, Revenue Bonds, Texas Health Resources
                  Project, Trust 1031, 7.369%, 2/15/36 (IF)

               Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
       3,525      5.250%, 2/15/18 - AMBAC Insured                                     8/13 at 100.00            AA        3,599,448
       2,250      5.250%, 2/15/19 - AMBAC Insured                                     8/13 at 100.00            AA        2,284,043
------------------------------------------------------------------------------------------------------------------------------------
      20,340   Total Texas                                                                                               18,623,731
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 0.2% (0.1% of Total Investments)

         330   Utah Housing Corporation, Single Family Mortgage Bonds, Series         7/11 at 100.00           Aaa          297,373
                  2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          25   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      1/09 at 100.00           Aaa           25,458
                  1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          95   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      1/09 at 101.00           Aaa           95,078
                  1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         450   Total Utah                                                                                                   417,909
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 8.8% (5.0% of Total Investments)

       2,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00           Aaa        2,645,500
                  Columbia Generating Station - Nuclear Project 2, Series 2002C,
                  5.750%, 7/01/17 - MBIA Insured

       7,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/13 at 100.00           AAA        7,360,430
                  Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)

       3,160   King County Public Hospital District 2, Washington, Limited Tax        6/11 at 101.00            AA        3,066,369
                  General Obligation Bonds, Evergreen Hospital Medical Center,
                  Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

       1,000   Skagit County Public Hospital District 1, Washington, Revenue Bonds,     No Opt. Call          Baa2          889,850
                  Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

       6,220   Washington, General Obligation Refunding Bonds, Series 1992A and         No Opt. Call           AA+        6,460,341
                  1992AT-6, 6.250%, 2/01/11
------------------------------------------------------------------------------------------------------------------------------------
      19,880   Total Washington                                                                                          20,422,490
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 1.9% (1.1% of Total Investments)

       2,000   West Virginia Water Development Authority, Infrastructure Revenue     10/13 at 101.00           AAA        2,220,440
                  Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded 10/01/13) -
                  AMBAC Insured

       2,150   West Virginia Water Development Authority, Loan Program II Revenue    11/13 at 101.00            AA        2,136,778
                  Bonds, Series 2003B, 5.250%, 11/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,150   Total West Virginia                                                                                        4,357,218
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            67
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 6.9% (4.0% of Total Investments)

$      5,670   Wisconsin Health and Educational Facilities Authority, Revenue         7/11 at 100.00            A-    $   5,225,130
                  Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/30

         160   Wisconsin Health and Educational Facilities Authority, Revenue         5/16 at 100.00           BBB          114,202
                  Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

       1,000   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00          BBB+          913,428
                  Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18

         205   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 101.00           AA-          180,847
                  Bonds, Froedtert and Community Health Obligated Group, Series
                  2001, 5.375%, 10/01/30

       2,145   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 101.00           AA-(4)     2,316,813
                  Bonds, Froedtert and Community Health Obligated Group, Series
                  2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)

       5,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/10 at 101.00          BBB+        5,025,798
                  Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 - RAAI
                  Insured

       2,500   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,       5/16 at 100.00            AA        2,368,450
                  5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      16,680   Total Wisconsin                                                                                           16,144,668
------------------------------------------------------------------------------------------------------------------------------------

               Wyoming - 0.4% (0.2% of Total Investments)

       1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC   12/15 at 100.00           BBB          882,063
                  Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
$    481,913   Total Long-Term Investments (cost $428,112,805) - 168.8%                                                 392,479,745
============------------------------------------------------------------------------------------------------------------------------

               Short-Term Investments - 6.3% (3.6% of Total Investments)

       2,990   King County, Washington, Sewer Revenue Bonds, Variable Rate Demand                              A-1        2,989,500
                  Obligations, Series 2001, Trust 554, 3.000%, 1/01/19 - FGIC
                  Insured (6)

       2,500   Maryland Health and Higher Educational Facilities Authority,                                   A-1+        2,500,000
                  Variable Rate Demand Obligations, Goucher College, Series 2007,
                  1.450%, 7/01/37 (6)

       6,855   New Jersey State Transportation Trust Fund Authority, Variable Rate                          VMIG-1        6,855,000
                  Demand Obligations, Series 2006C, ROCS 684Z, 2.720%, 12/15/35 -
                  AMBAC Insured (6)

       1,300   Red River Authority, Texas, Pollution Control Revenue Bonds,                                   A-1+        1,300,000
                  Southwestern Public Service Company, Variable Rate Demand
                  Obligations, Series 1996, 8.300%, 7/01/16 - AMBAC Insured (6)

       1,000   Virginia Resources Authority, Clean Water State Revolving Fund                                  A-1        1,000,000
                  Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust
                  2917, 5.690%, 10/01/28 (6)
------------------------------------------------------------------------------------------------------------------------------------
$     14,645   Total Short-Term Investments (cost $14,644,500)                                                           14,644,500
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $442,757,305) - 175.1%                                                           407,124,245
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (22.7)%                                                                      (52,830,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.2%                                                                       5,072,920
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.6)% (7)                                                    (126,850,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 232,517,165
               =====================================================================================================================

-----
  68
-----

Forward Swaps outstanding at October 31, 2008:

                                      Fund                                       Fixed Rate                              Unrealized
                   Notional    Pay/Receive      Floating Rate   Fixed Rate          Payment  Effective  Termination    Appreciation
Counterparty         Amount  Floating Rate              Index  (Annualized)       Frequency   Date (8)         Date  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.  $36,000,000        Receive  3-Month USD-LIBOR         5.299%  Semi-Annually   11/07/08     11/07/28     $(3,882,335)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Portion of investment has been pledged to collateralize the net payment obligations under forward swap contracts.

  (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.2%.

  (8)   Effective  Date   represents  the  date  on  which  both  the  Fund  and
        counterparty commence interest payment accruals on each forward swap contract.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            69
                                                                           -----

NMZ | Nuveen Municipal High Income Opportunity Fund
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               National - 2.6% (1.5% of Total Investments)

               Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
$      5,000      6.000%, 12/31/45 (Mandatory put 4/30/19) (Alternative Minimum       4/19 at 100.00           Aaa    $   4,871,900
                    Tax)
       1,000      5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum       4/15 at 100.00           Aaa        1,009,870
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,000   Total National                                                                                             5,881,770
------------------------------------------------------------------------------------------------------------------------------------

               Alabama - 0.9% (0.5% of Total Investments)

       2,000   Bessemer, Alabama, General Obligation Warrants, Series 2007,           2/17 at 102.00           N/R        1,402,340
                  6.500%, 2/01/37

       1,000   Birmingham Special Care Facilities Financing Authority, Alabama,      11/15 at 100.00          Baa1          721,450
                  Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%,
                  11/15/30
------------------------------------------------------------------------------------------------------------------------------------
       3,000   Total Alabama                                                                                              2,123,790
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 6.6% (3.9% of Total Investments)

         479   Estrella Mountain Ranch Community Facilities District, Goodyear,       7/10 at 102.00           N/R          464,189
                  Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%,
                  7/01/25

       2,000   Maricopa County Industrial Development Authority, Arizona,            11/08 at 101.00           N/R        1,918,700
                  Multifamily Housing Revenue Bonds, Privado Park Apartments
                  Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11)
                  (Alternative Minimum Tax)

       6,720   Maricopa County Industrial Development Authority, Arizona, Senior      1/11 at 103.00            BB        4,989,802
                  Living Facility Revenue Bonds, Christian Care Mesa II Inc.,
                  Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

               Phoenix Industrial Development Authority, Arizona, Educational
               Revenue Bonds, Keystone Montessori School, Series 2004A:
         235      6.375%, 11/01/13                                                   11/11 at 103.00           N/R          228,509
         790      7.250%, 11/01/23                                                   11/11 at 103.00           N/R          738,445
       1,715      7.500%, 11/01/33                                                   11/11 at 103.00           N/R        1,554,733

         990   Pima County Industrial Development Authority, Arizona, Charter         7/16 at 100.00           N/R          695,277
                  School Revenue Bonds, Franklin Phonetic Charter School, Series
                  2006, 5.750%, 7/01/36

       1,645   Pima County Industrial Development Authority, Arizona, Charter         7/14 at 100.00           N/R(4)     1,912,049
                  School Revenue Bonds, Heritage Elementary School, Series 2004,
                  7.500%, 7/01/34 (Pre-refunded 7/01/14)

         550   Pima County Industrial Development Authority, Arizona, Charter        12/14 at 100.00          BBB-          424,463
                  School Revenue Bonds, Noah Webster Basic Schools Inc., Series
                  2004, 6.125%, 12/15/34

         500   Pima County Industrial Development Authority, Arizona, Charter           No Opt. Call           AAA          570,505
                  School Revenue Bonds, Pointe Educational Services Charter
                  School, Series 2004, 6.250%, 7/01/14 (ETM)

       1,150   Pinal County Industrial Development Authority, Arizona,               10/12 at 100.00          BBB-          939,079
                  Correctional Facilities Contract Revenue Bonds, Florence West
                  Prison LLC, Series 2002A, 5.250%, 10/01/22 - ACA Insured

       1,000   Tucson Industrial Development Authority, Arizona, Charter School       9/14 at 100.00          BBB-          819,600
                  Revenue Bonds, Arizona Agribusiness and Equine Center Charter
                  School, Series 2004A, 5.850%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
      17,774   Total Arizona                                                                                             15,255,351
------------------------------------------------------------------------------------------------------------------------------------

-----
  70
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California - 16.2% (9.6% of Total Investments)

$      8,000   Alameda Public Finance Authority, California, Revenue Bond               No Opt. Call           N/R    $   4,640,000
                  Anticipation Notes, Alameda Power and Telecom, Series 2004,
                  7.000%, 6/01/09

         940   California Health Facilities Financing Authority, Hospital Revenue    11/08 at 100.00           CCC          725,379
                  Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15

       3,125   California Health Facilities Financing Authority, Revenue Bonds,       8/18 at 100.00           AA-        2,304,188
                  Sutter Health, Tender Option Series 2008A, Bond Trust 3229,
                  11.559%, 8/15/38 (IF)

       4,000   California Statewide Communities Development Authority, Revenue          No Opt. Call            BB        2,646,480
                  Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                  5.500%, 12/01/33 (Alternative Minimum Tax)

       3,220   California Statewide Community Development Authority, Revenue          5/18 at 100.00           AA-        2,361,033
                  Bonds, Sutter Health, Series 2008C, Trust 3175, 11.118%,
                  11/15/38 (IF)

       2,925   California Statewide Community Development Authority, Revenue          3/14 at 102.00           N/R        2,580,201
                  Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34

       1,320   California Statewide Community Development Authority, Revenue          5/18 at 100.00           AA-          882,254
                  Bonds, Sutter Health, Series 2008B, Tender Option Bond Trust
                  3175, 11.640%, 11/15/48 (IF)

       1,005   California Statewide Community Development Authority, Subordinate      1/14 at 100.00           N/R          882,692
                  Lien Multifamily Housing Revenue Bonds, Corona Park
                  Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative
                  Minimum Tax)

       5,500   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00           AAA        6,214,615
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                  6/01/39 (Pre-refunded 6/01/13)

       2,500   Independent Cities Lease Finance Authority, California, Revenue        5/14 at 100.00           N/R        2,026,725
                  Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44

       1,015   Independent Cities Lease Finance Authority, California, Subordinate    5/14 at 100.00           N/R          782,210
                  Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B,
                  6.500%, 5/15/44

       1,200   Lake Elsinore, California, Special Tax Bonds, Community Facilities     9/13 at 102.00           N/R          941,496
                  District 2003-2 Improvement Area A, Canyon Hills, Series 2004A,
                  5.950%, 9/01/34

       3,400   Lee Lake Water District, Riverside County, California, Special Tax     9/13 at 102.00           N/R        2,667,572
                  Bonds, Community Facilities District 3, Series 2004, 5.950%,
                  9/01/34

       2,950   Los Angeles Regional Airports Improvement Corporation, California,    12/12 at 102.00            B-        2,143,913
                  Sublease Revenue Bonds, Los Angeles International Airport,
                  American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%,
                  12/01/24 (Alternative Minimum Tax)

         800   Moreno Valley Unified School District, Riverside County,               9/14 at 100.00           N/R          617,624
                  California, Special Tax Bonds, Community Facilities District,
                  Series 2004, 5.550%, 9/01/29

       2,250   San Diego County, California, Certificates of Participation, San       9/12 at 100.00          Baa1        1,844,685
                  Diego-Imperial Counties Developmental Services Foundation
                  Project, Series 2002, 5.500%, 9/01/27

       3,895   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 103.00           N/R        3,054,887
                  Community Facilities District 2001-1, Series 2004A, 6.125%,
                  9/01/39
------------------------------------------------------------------------------------------------------------------------------------
      48,045   Total California                                                                                          37,315,954
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 12.7% (7.6% of Total Investments)

         915   Bradburn Metropolitan District 3, Colorado, General Obligation        12/13 at 101.00           N/R          752,139
                  Bonds, Series 2003, 7.500%, 12/01/33

       5,594   Buffalo Ridge Metropolitan District, Colorado, Limited Obligation     12/13 at 101.00           N/R        4,715,294
                  Assessment Bonds, Series 2003, 7.500%, 12/01/33

         400   Colorado Educational and Cultural Facilities Authority, Charter       12/10 at 101.00           BBB(4)       440,160
                  School Revenue Bonds, Academy Charter School - Douglas County
                  School District Re. 1, Series 2000, 6.875%,
                  12/15/20(Pre-refunded 12/15/10)

                                                                           -----
                                                                            71
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$        650   Colorado Educational and Cultural Facilities Authority, Charter        9/11 at 100.00           Ba1(4) $     723,814
                  School Revenue Bonds, Bromley East Charter School, Series 2000A,
                  7.250%, 9/15/30 (Pre-refunded 9/15/11)

       3,500   Colorado Educational and Cultural Facilities Authority, Charter        5/14 at 101.00           N/R        2,730,490
                  School Revenue Bonds, Denver Arts and Technology Academy, Series
                  2003, 8.000%, 5/01/34

               Colorado Educational and Cultural Facilities Authority, Charter
               School Revenue Bonds, Excel Academy Charter School, Series 2003:
         470      7.300%, 12/01/23 (Pre-refunded 12/01/11)                           12/11 at 100.00           AAA          531,330
         875      7.500%, 12/01/33 (Pre-refunded 12/01/11)                           12/11 at 100.00           AAA          994,315

       1,784   Colorado Educational and Cultural Facilities Authority, Charter        2/10 at 100.00           AAA        1,894,162
                  School Revenue Bonds, Jefferson County School District R-1 -
                  Compass Montessori Secondary School, Series 2002, 8.000%,
                  2/15/32 (Pre-refunded 2/15/10)

       1,000   Colorado Educational and Cultural Facilities Authority, Charter        2/16 at 101.00           N/R          694,150
                  School Revenue Bonds, Jefferson County School District R-1 -
                  Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36

               Colorado Health Facilities Authority, Colorado, Revenue Bonds,
               Catholic Health Initiatives, Series 2006A, Trust 1088:
         570      7.364%, 9/01/41 (IF)                                                9/16 at 100.00            AA          386,266
       2,195      7.447%, 9/01/41 (IF)                                                9/16 at 100.00            AA        1,487,464

       2,200   Colorado Health Facilities Authority, Colorado, Revenue Bonds,         4/18 at 100.00           AAA        1,758,240
                  Catholic Health Initiatives, Series 2006C-1, Trust 1090,
                  6.761%, 10/01/41 - FSA Insured (IF)

       4,300   Denver Health and Hospitals Authority, Colorado, Revenue Bonds,       12/14 at 100.00           AAA        4,921,952
                  Series 2004A, 6.250%, 12/01/33(Pre-refunded 12/01/14)

       1,000   Denver, Colorado, FHA-Insured Multifamily Housing Mortgage Loan        7/10 at 100.00           AAA          874,720
                  Revenue Bonds, Garden Court Community Project, Series 1998,
                  5.400%, 7/01/39

       3,145   Kit Carson County Health Service District, Colorado, Health Care         No Opt. Call           N/R        2,345,698
                  Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34

       1,250   Mesa County, Colorado, Residential Care Facilities Mortgage Revenue   12/11 at 101.00          BBB+        1,063,500
                  Bonds, Hilltop Community Resources Inc. Obligated Group, Series
                  2001A, 5.250%, 12/01/21 - RAAI Insured

       1,000   Mountain Shadows Metropolitan District, Colorado, General             12/16 at 100.00           N/R          660,140
                  Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27

       1,995   Park Creek Metropolitan District, Colorado, Limited Tax Obligation    12/13 at 100.00           N/R        1,910,392
                  Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put
                  12/01/13)

         500   Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited     12/13 at 100.00           N/R          418,720
                  Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33
------------------------------------------------------------------------------------------------------------------------------------
      33,343   Total Colorado                                                                                            29,302,946
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 14.1% (8.4% of Total Investments)

       1,565   Aberdeen Community Development District, Florida, Special              5/14 at 100.00           N/R        1,021,663
                  Assessment Bonds, Series 2005, 5.500%, 5/01/36

       7,585   Beacon Lakes Community Development District, Florida, Special          5/13 at 101.00           N/R        6,050,099
                  Assessment Bonds, Series 2003A, 6.900%, 5/01/35

         700   Broward County, Florida, Airport Facility Revenue Bonds, Learjet      11/14 at 101.00           Ba2          622,027
                  Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)

       1,140   Century Gardens Community Development District, Miami-Dade County,     5/14 at 101.00           N/R          886,304
                  Florida, Special Assessment Revenue Bonds, Series 2004, 5.900%,
                  5/01/34

       8,525   Harmony Community Development District, Florida, Special Assessment    5/14 at 103.25           N/R        8,269,677
                  Bonds, Series 2001, 7.250%, 5/01/32

-----
  72
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$        440   Islands at Doral Northeast Community Development District,             5/14 at 101.00           N/R    $     381,480
                  Miami-Dade County, Florida, Special Assessment Bonds, Series
                  2004, 6.125%, 5/01/24

       3,000   Jacksonville, Florida, Economic Development Commission Health Care     9/17 at 100.00           N/R        2,349,990
                  Facilities Revenue Bonds, The Florida Proton Therapy Institute
                  Project, Series 2007, 6.250%, 9/01/27

         610   Lexington Community Development District, Florida, Special             5/14 at 101.00           N/R          489,147
                  Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

       2,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A,     10/18 at 100.00           AAA        1,062,880
                  Trust 1145, 8.125%, 10/01/38 - AGC Insured (Alternative Minimum
                  Tax) (IF)

         985   Old Palm Community Development District, Florida, Special              5/15 at 101.00           N/R          686,013
                  Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%,
                  5/01/35

       3,755   Palm Beach County Housing Finance Authority, Florida, Multifamily      7/09 at 103.00           N/R        2,963,371
                  Housing Revenue Bonds, Lake Delray Apartments, Series 1999A,
                  6.400%, 1/01/31 (Alternative Minimum Tax)

       2,000   Pine Island Community Development District, Florida, Special           5/12 at 101.00           N/R        1,440,340
                  Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35

       1,000   Sarasota County Health Facility Authority, Florida, Revenue Bonds,     7/17 at 100.00           N/R          640,120
                  Sarasota-Manatee Jewish Housing Council, Inc., Series 2007,
                  5.750%, 7/01/45

               Stonegate Community Development District, Florida, Special
               Assessment Revenue Bonds, Series 2004:
         440      6.000%, 5/01/24                                                     5/14 at 101.00           N/R          376,517
         500      6.125%, 5/01/34                                                     5/14 at 101.00           N/R          400,940

         985   Tolomato Community Development District, Florida, Special              5/14 at 101.00           N/R          666,934
                  Assessment Bonds, Series 2006, 5.400%, 5/01/37

       1,715   Tolomato Community Development District, Florida, Special              5/18 at 100.00           N/R        1,384,468
                  Assessment Bonds, Series 2007, 6.650%, 5/01/40

               Westchester Community Development District 1, Florida, Special
               Assessment Bonds, Series 2003:
         135      6.000%, 5/01/23                                                     5/13 at 101.00           N/R          106,696
       3,735      6.125%, 5/01/35                                                     5/13 at 101.00           N/R        2,760,314
------------------------------------------------------------------------------------------------------------------------------------
      44,574   Total Florida                                                                                             32,558,980
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 1.5% (0.9% of Total Investments)

         500   Effingham County Development Authority, Georgia, Solid Waste           7/10 at 100.00             B          382,285
                  Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%,
                  7/01/18 (Alternative Minimum Tax) (5)

         900   Fulton County Residential Care Facilities Authority, Georgia,          2/09 at 100.00           N/R          650,961
                  Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34

       1,000   Fulton County Residential Care Facilities Authority, Georgia,          7/17 at 100.00           N/R          602,960
                  Revenue Bonds, Elderly Care, Lenbrook Square Project, Series
                  2006A, 5.125%, 7/01/37

       1,915   Fulton County Residential Care Facilities Authority, Georgia,         12/13 at 102.00           N/R        1,763,332
                  Revenue Bonds, St. Anne's Terrace, Series 2003, 7.625%, 12/01/33
------------------------------------------------------------------------------------------------------------------------------------
       4,315   Total Georgia                                                                                              3,399,538
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 1.0% (0.6% of Total Investments)

       2,000   Hawaii State Department of Budget and Finance, Private School            No Opt. Call           N/R        1,519,660
                  Revenue Bonds, Island Pacific Academy Project, Series 2007,
                  6.375%, 3/01/34

       1,000   Hawaii State Department of Budget and Finance, Private School          2/17 at 100.00           N/R          694,240
                  Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
       3,000   Total Hawaii                                                                                               2,213,900
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            73
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 9.0% (5.3% of Total Investments)

$      2,000   Chicago, Illinois, Certificates of Participation Tax Increment        12/08 at 100.00           N/R    $   1,930,800
                  Revenue Notes, Chicago/Kingsbury Redevelopment Project, Series
                  2004A, 6.570%, 2/15/13

       1,000   Chicago, Illinois, Certificates of Participation, Tax Increment        7/11 at 100.00           N/R          912,710
                  Allocation Revenue Bonds, Diversey-Narragansett Project, Series
                  2006, 7.460%, 2/15/26

       2,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional           10/16 at 100.00           N/R        1,529,340
                  Medical Center Galena-Stauss Hospital, Series 2006, 6.750%,
                  10/01/46

       1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue     8/13 at 100.00           AAA        1,186,245
                  Refunding Bonds, Sinai Health System, Series 2003, 5.150%,
                  2/15/37

       1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00          Baa3          771,390
                  Medical Center, Series 2002, 5.500%, 5/15/32

       7,800   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/12 at 100.00            A3        6,842,394
                  Hospital, Residual Series 2002A, 5.750%, 7/01/29 (UB)

         900   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/12 at 100.00            A-          789,507
                  Hospital, Series 2002A, 5.750%, 7/01/29

       1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest          11/08 at 102.00           N/R        1,110,634
                  Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

       1,150   Lombard Public Facilities Corporation, Illinois, First Tier            1/16 at 100.00           N/R          941,988
                  Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                  7.125%, 1/01/36

       1,255   Lombard Public Facilities Corporation, Illinois, Third Tier            7/18 at 100.00           N/R          778,589
                  Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                  4.000%, 1/01/36

       2,022   Plano Special Service Area 1, Illinois, Special Tax Bonds,             3/14 at 102.00           N/R        1,642,127
                  Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

         998   Volo Village, Illinois, Special Service Area 3 Special Tax Bonds,      3/16 at 102.00           N/R          732,033
                  Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36
                  (Mandatory put 2/29/16)

       1,000   Yorkville United City Business District, Illinois, Storm Water and     1/17 at 102.00           N/R          762,900
                  Water Improvement Project Revenue Bonds, Series 2007, 6.000%,
                  1/01/26

         969   Yorkville, Illinois, Special Service Area 2005-108 Assessment          3/16 at 102.00           N/R          676,440
                  Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------
      24,844   Total Illinois                                                                                            20,607,097
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 11.9% (7.0% of Total Investments)

       6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue          7/12 at 103.00           N/R        5,166,546
                  Bonds, Series 2004A, 6.650%, 1/15/24

      22,770   Indiana Finance Authority, Water Facilities Refunding Revenue         10/16 at 100.00            AA       16,216,338
                  Bonds, Indiana-American Water Company Inc. Project, Series
                  2006, 4.875%, 10/01/36 - AMBAC Insured (Alternative Minimum Tax)

               Indiana Health Facility Financing Authority, Hospital Revenue
               Bonds, Community Foundation of Northwest Indiana, Series 2004A:
         500      6.250%, 3/01/25                                                     3/14 at 101.00           BBB          452,525
       2,500      6.000%, 3/01/34                                                     3/14 at 101.00           BBB        2,064,975

       1,595   Indiana Health Facility Financing Authority, Revenue Bonds,           11/16 at 100.00           Aa1          864,474
                  Ascension Health, Series 2006B-4, Tender Option Bond Series
                  2842, 9.101%, 11/15/39 (IF)

         200   Jasper County, Indiana, Economic Development Revenue Refunding         4/10 at 101.00            B2          143,916
                  Bonds, Georgia Pacific Corporation Project, Series 2000,
                  6.700%, 4/01/29 (Alternative Minimum Tax)

       1,000   St. Joseph County, Indiana, Economic Development Revenue Bonds,        7/15 at 103.00           N/R          876,130
                  Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35

       1,650   Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue    11/10 at 102.00           N/R        1,489,307
                  Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      36,575   Total Indiana                                                                                             27,274,211
------------------------------------------------------------------------------------------------------------------------------------

-----
  74
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.4% (0.2% of Total Investments)

$      1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care            7/16 at 100.00          BBB-    $     760,600
                  Initiatives Project, Series 2006A, 5.500%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 0.6% (0.4% of Total Investments)

       2,000   Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%,         8/17 at 100.00           N/R        1,387,300
                  8/15/37
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 8.3% (4.9% of Total Investments)

       1,000   Carter Marina Community Development District, Louisiana, Special      10/12 at 100.00           N/R          856,090
                  Assessment Bonds, Series 2007, 6.250%, 10/01/22

       8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                 No Opt. Call            B-        3,825,340
                  Smurfit-Stone Container Corporation, Series 2003, 7.450%,
                  3/01/24 (Alternative Minimum Tax)

       4,500   Louisiana Local Government Environmental Facilities & Community       11/17 at 100.00           BB+        3,423,330
                  Development Authority, Revenue Bonds, Westlake Chemical
                  Corporation Project, Series 2007, 6.750%, 11/01/32

       1,000   Louisiana Local Government Environmental Facilities and Community      9/16 at 100.00           N/R          682,590
                  Development Authority, Carter Plantation Hotel Project Revenue
                  Bonds, Series 2006A, 6.000%, 9/01/36

       1,000   Louisiana Local Government Environmental Facilities and Community      6/16 at 101.00           N/R          823,150
                  Development Authority, Revenue Bonds, CDF Healthcare of
                  Louisiana LLC, Series 2006A, 7.000%, 6/01/36

       3,000   Louisiana Local Government Environmental Facilities and Community     12/17 at 100.00           N/R        2,241,120
                  Development Authority, Revenue Bonds, Southgate Suites Hotel
                  LLC Project, Series 2007A, 6.750%, 12/15/37

               Ouachita Parish Industrial Development Authority, Louisiana,
               Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
         865      8.250%, 3/01/19 (Alternative Minimum Tax)                           3/10 at 102.00           N/R          797,279
         805      8.500%, 3/01/24 (Alternative Minimum Tax)                           3/10 at 102.00           N/R          738,692

       5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds,       4/11 at 100.00           N/R        4,392,791
                  Freeport McMoran Project, Series 1992, 7.700%, 10/01/22
                  (Alternative Minimum Tax)

       2,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB        1,430,880
                  Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      27,795   Total Louisiana                                                                                           19,211,262
------------------------------------------------------------------------------------------------------------------------------------

               Maine - 1.1% (0.6% of Total Investments)

       3,155   Portland Housing Development Corporation, Maine, Section 8             2/14 at 102.00          Baa2        2,483,080
                  Assisted Senior Living Revenue Bonds, Avesta Housing
                  Development Corporation, Series 2004A, 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 1.3% (0.8% of Total Investments)

       2,000   Maryland Energy Financing Administration, Revenue Bonds, AES           3/09 at 100.00           N/R        1,712,760
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)

       1,350   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-        1,082,349
                  Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

         435   Prince George's County, Maryland, Revenue Bonds, Dimensions Health     1/09 at 100.00            B3          296,970
                  Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
       3,785   Total Maryland                                                                                             3,092,079
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 0.6% (0.4% of Total Investments)

         525   Massachusetts Development Finance Agency, Pioneer Valley Resource        No Opt. Call           N/R          458,435
                  Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006,
                  5.875%, 7/01/14 (Alternative Minimum Tax)

       1,350   Massachusetts Health and Educational Facilities Authority, Revenue     7/14 at 100.00            BB        1,018,575
                  Bonds, Northern Berkshire Community Services Inc., Series
                  2004B, 6.375%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       1,875   Total Massachusetts                                                                                        1,477,010
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            75
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.1% (3.0% of Total Investments)

$      1,240   Countryside Charter School, Berrien County, Michigan, Charter          4/09 at 100.00           N/R    $   1,034,011
                  School Revenue Bonds, Series 1999, 7.000%, 4/01/29

         870   Countryside Charter School, Berrien County, Michigan, Charter          4/09 at 100.00           N/R          813,763
                  School Revenue Bonds, Series 2000, 8.000%, 4/01/29

               Detroit Local Development Finance Authority, Michigan, Tax
               Increment Bonds, Series 1998A:
       1,425      5.500%, 5/01/21                                                     5/09 at 101.00           BB-          899,090
          15      5.500%, 5/01/21 - ACA Insured                                       5/09 at 101.00           BB-            9,464

               Garden City Hospital Finance Authority, Michigan, Revenue Bonds,
               Garden City Hospital Obligated Group, Series 2007A:
       1,000      4.875%, 8/15/27                                                     8/17 at 100.00           N/R          600,840
       1,000      5.000%, 8/15/38                                                     8/17 at 100.00           N/R          548,840

       3,580   Michigan State Hospital Finance Authority, Hospital Revenue            2/09 at 100.00           BB-        2,653,245
                  Refunding Bonds, Detroit Medical Center Obligated Group, Series
                  1993B, 5.500%, 8/15/23

         500   Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea      5/15 at 100.00           BBB          366,175
                  Community Hospital, Series 2005, 5.000%, 5/15/30

       1,500   Michigan State Hospital Finance Authority, Revenue Bonds, Hills       11/15 at 102.00           N/R        1,142,955
                  and Dales General Hospital, Series 2005A, 6.750%, 11/15/38

       2,625   Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates       6/10 at 102.00           N/R(4)     2,856,184
                  of Participation, Series 2000, 8.250%, 6/01/30 (Pre-refunded
                  6/01/10)

               Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
               Refunding Bonds, NOMC Obligated Group, Series 1993:
         985      6.000%, 8/01/13 (6)                                                 2/09 at 100.00             C            9,850
       1,500      6.000%, 8/01/18 (6)                                                 2/09 at 100.00             C           15,000
       1,800      6.000%, 8/01/23 (6)                                                 2/09 at 100.00             C           18,000

       1,000   Summit Academy North Charter School, Michigan, Charter School         11/15 at 100.00           BB+          695,330
                  Revenue Bonds, Series 2005, 5.500%, 11/01/30
------------------------------------------------------------------------------------------------------------------------------------
      19,040   Total Michigan                                                                                            11,662,747
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 4.2% (2.5% of Total Investments)

               Minneapolis, Minnesota, Student Housing Revenue Bonds, Riverton
               Community Housing Project, Series 2000:
         100      7.200%, 7/01/14 (Pre-refunded 7/01/10)                              7/10 at 100.00           N/R(4)       107,279
         100      7.300%, 7/01/15 (Pre-refunded 7/01/10)                              7/10 at 100.00           N/R(4)       107,434

       1,325   Ramsey, Anoka County, Minnesota, Charter School Lease Revenue          6/14 at 102.00           N/R        1,099,432
                  Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33

       5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health         7/14 at 100.00           N/R(4)     5,428,600
                  Services, Series 2003B, 5.250%, 7/01/30 (Pre-refunded 7/01/14)

       1,430   St. Paul Housing and Redevelopment Authority, Minnesota, Charter       6/14 at 102.00           N/R        1,256,198
                  School Revenue Bonds, Higher Ground Academy Charter School,
                  Series 2004A, 6.625%, 12/01/23

       1,100   St. Paul Housing and Redevelopment Authority, Minnesota, Charter       6/14 at 102.00           N/R          917,686
                  School Revenue Bonds, HOPE Community Academy Charter School,
                  Series 2004A, 6.750%, 12/01/33

       1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,               5/15 at 100.00           N/R          779,380
                  HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30
------------------------------------------------------------------------------------------------------------------------------------
      10,055   Total Minnesota                                                                                            9,696,009
------------------------------------------------------------------------------------------------------------------------------------

-----
  76
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.3% (0.2% of Total Investments)

$        951   Mississippi Home Corporation, Multifamily Housing Revenue Bonds,      10/19 at 101.00           N/R    $     667,120
                  Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 3.1% (1.8% of Total Investments)

       2,000   Branson Regional Airport Transportation Development District,          7/17 at 100.00           N/R        1,339,560
                  Missouri, Project Revenue Bonds, Series 2007B, 6.000%, 7/01/37
                  (Alternative Minimum Tax)

       5,935   Missouri Environmental Improvement and Energy Resources Authority,    12/16 at 100.00             A        4,278,838
                  Water Facility Revenue Bonds, Missouri-American Water Company,
                  Series 2006, 4.600%, 12/01/36 - AMBAC Insured (Alternative
                  Minimum Tax) (UB)

       1,300   Saint Louis Industrial Development Authority, Missouri, Saint         12/10 at 102.00           N/R          910,052
                  Louis Convention Center Headquarters Hotel Project, Series
                  2000A, 7.250%, 12/15/35 (Alternative Minimum Tax)

         805   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,         12/08 at 100.00           N/R          605,416
                  Grace Lofts Redevelopment Projects, Series 2007A, 6.000%,
                  3/27/26
------------------------------------------------------------------------------------------------------------------------------------
      10,040   Total Missouri                                                                                             7,133,866
------------------------------------------------------------------------------------------------------------------------------------

               Montana - 2.6% (1.5% of Total Investments)

       5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,           7/10 at 101.00           BB-        4,292,652
                  Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                  (Alternative Minimum Tax)

       2,030   Montana Board of Investments, Resource Recovery Revenue Bonds,           No Opt. Call           N/R        1,691,518
                  Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,230   Total Montana                                                                                              5,984,170
------------------------------------------------------------------------------------------------------------------------------------

               Nebraska - 2.5% (1.5% of Total Investments)

       6,485   Omaha Public Power District, Nebraska, Separate Electric System        2/17 at 100.00           AAA        5,762,830
                  Revenue Bonds, Nebraska City 2, Series 2006A, 14.495%, 2/01/49 -
                  AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 1.8% (1.0% of Total Investments)

       1,170   Clark County, Nevada, Industrial Development Revenue Bonds, Nevada     1/09 at 100.00           BB+          780,987
                  Power Company Project, Series 1995C, 5.500%, 10/01/30

         500   Clark County, Nevada, Industrial Development Revenue Bonds, Nevada    11/08 at 100.00           BB+          337,835
                  Power Company, Series 1997A, 5.900%, 11/01/32 (Alternative
                  Minimum Tax)

       1,465   Clark County, Nevada, Local Improvement Bonds, Mountain's Edge         8/16 at 100.00           N/R        1,222,469
                  Special Improvement District 142, Series 2003, 6.375%, 8/01/23

       1,000   Director of Nevada State Department of Business and Industry,          1/10 at 100.00            AA          601,140
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.375%, 1/01/40 - AMBAC Insured

       4,500   Director of Nevada State Department of Business and Industry,          1/10 at 102.00           N/R        1,048,635
                  Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series
                  2000, 7.375%, 1/01/40
------------------------------------------------------------------------------------------------------------------------------------
       8,635   Total Nevada                                                                                               3,991,066
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 6.2% (3.7% of Total Investments)

       1,660   New Jersey Economic Development Authority, Special Facilities          9/09 at 101.00             B          938,149
                  Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%,
                  9/15/29 (Alternative Minimum Tax)

         500   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B          323,745
                  Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                  11/15/30 (Alternative Minimum Tax)

         500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-(4)       545,290
                  Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                  7/01/30 (Pre-refunded 7/01/10)

                                                                           -----
                                                                            77
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey (continued)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
$      7,825      6.750%, 6/01/39 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA    $   8,955,400
       2,760      7.000%, 6/01/41 (Pre-refunded 6/01/13) (7)                          6/13 at 100.00           AAA        3,186,530

         500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/17 at 100.00           BBB          270,200
                  Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------------
      13,745   Total New Jersey                                                                                          14,219,314
------------------------------------------------------------------------------------------------------------------------------------

               New York - 0.6% (0.4% of Total Investments)

       1,000   New York City Industrial Development Agency, New York, American        8/16 at 101.00            B-          690,430
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

       1,700   New York City Industrial Development Agency, New York, Special        12/09 at 100.00          CCC+          750,346
                  Facilities Revenue Bonds, American Airlines Inc., Series 1994,
                  6.900%, 8/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,700   Total New York                                                                                             1,440,776
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 4.9% (2.9% of Total Investments)

       3,000   Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas    1/18 at 100.00           AA-        1,844,760
                  HealthCare System Revenue Bonds, Series 2008A, Trust 1149,
                  6.780%, 1/15/47 (IF)

       5,500   North Carolina Capital Facilities Finance Agency, Solid Waste          7/12 at 106.00           N/R        4,158,330
                  Facilities Revenue Bonds, Liberty Tire Services of North
                  Carolina LLC, Series 2004A, 6.750%, 7/01/29

       5,780   North Carolina Capital Facilities Financing Agency, General Revenue   10/16 at 100.00           AA+        5,320,663
                  Bonds, Duke University, Series 2006A, 5.000%, 10/01/44 (UB)
------------------------------------------------------------------------------------------------------------------------------------
      14,280   Total North Carolina                                                                                      11,323,753
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 8.4% (5.0% of Total Investments)

               Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services
               and Education Corporation, Series 1998:
         500      5.700%, 1/01/13                                                     1/10 at 100.00            B-          457,415
         400      5.800%, 1/01/18                                                     1/10 at 100.00            B-          328,752

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
               2007A-2:
         345      5.125%, 6/01/24                                                     6/17 at 100.00           BBB          270,411
         375      5.750%, 6/01/34                                                     6/17 at 100.00           BBB          249,750
      10,855      5.875%, 6/01/47                                                     6/17 at 100.00           BBB        6,790,997

       3,255   Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue    5/14 at 102.00           N/R        2,566,893
                  Bonds, Bond Fund Program - Garfield Heights Project, Series
                  2004D, 5.250%, 5/15/23

       6,700   Ohio Water Development Authority, Solid Waste Disposal Revenue         3/09 at 102.00           N/R        5,370,586
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)

       1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company,      4/15 at 100.00          Caa2          320,920
                  Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)

       4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue     7/17 at 102.00           N/R        3,012,360
                  Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      27,430   Total Ohio                                                                                                19,368,084
------------------------------------------------------------------------------------------------------------------------------------

-----
  78
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.9% (1.1% of Total Investments)

$        985   Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue    1/16 at 101.00           N/R    $     799,446
                  Bonds, Series 2006, 7.000%, 1/01/35

         660   Oklahoma Development Finance Authority, Revenue Refunding Bonds,       8/09 at 101.00           AAA          686,228
                  Hillcrest Healthcare System, Series 1999A, 5.625%, 8/15/29
                  (Pre-refunded 8/15/09)

         850   Tulsa Industrial Authority, Oklahoma, Student Housing Revenue         10/16 at 100.00            A2          689,350
                  Bonds, University of Tulsa, Series 2006, 5.000%, 10/01/37

       1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American      12/08 at 100.00            B-          895,491
                  Airlines Inc., Series 1995, 6.250%, 6/01/20

       1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,        No Opt. Call          Caa2        1,275,840
                  American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory
                  put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------------
       5,330   Total Oklahoma                                                                                             4,346,355
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 6.4% (3.8% of Total Investments)

               Allegheny County Hospital Development Authority, Pennsylvania,
               Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
         695      9.250%, 11/15/22 (Pre-refunded 11/15/10)                           11/10 at 102.00           AAA          792,529
       6,455      9.250%, 11/15/30 (Pre-refunded 11/15/10)                           11/10 at 102.00           AAA        7,360,830

         460   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call           BB-          387,798
                  Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       1,000   Berks County Industrial Development Authority, Pennsylvania, First    11/17 at 101.00           N/R          734,760
                  Mortgage Revenue Bonds, One Douglassville Properties Project,
                  Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)

       2,000   Chester County Health and Education Facilities Authority,             10/15 at 102.00           N/R        1,406,120
                  Pennsylvania, Revenue Bonds, Immaculata University, Series 2005,
                  5.750%, 10/15/37

         400   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00           Ba3          266,432
                  Facilities Revenue Bonds, Reliant Energy Inc., Series 2002A,
                  6.750%, 12/01/36 (Alternative Minimum Tax)

         600   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00           Ba3          399,648
                  Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                  6.750%, 12/01/36 (Alternative Minimum Tax)

       4,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00           BBB        3,463,440
                  Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                  5.800%, 6/01/23 - ACA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      15,610   Total Pennsylvania                                                                                        14,811,557
------------------------------------------------------------------------------------------------------------------------------------

               Rhode Island - 1.9% (1.1% of Total Investments)

       1,500   Central Falls Detention Facility Corporation, Rhode Island,            7/15 at 103.00           N/R        1,289,115
                  Detention Facility Revenue Bonds, Series 2005, 7.250%, 7/15/35

       1,000   Rhode Island Student Loan Authority, Student Loan Program Revenue     12/17 at 100.00             A          931,010
                  Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)

       3,000   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00           BBB        2,190,870
                  Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
       5,500   Total Rhode Island                                                                                         4,410,995
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 1.7% (1.0% of Total Investments)

       4,000   Lancaster County, South Carolina, Assessment Bonds, Edgewater II      11/17 at 100.00           N/R        3,451,440
                  Improvement District, Series 2007A, 7.750%, 11/01/39

         490   Tobacco Settlement Revenue Management Authority, South Carolina,         No Opt. Call           BBB(4)       536,638
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%,
                  5/15/30 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       4,490   Total South Carolina                                                                                       3,988,078
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            79
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.5% (2.1% of Total Investments)

$      1,200   Jackson, Tennessee, Hospital Revenue Refunding Bonds,                  4/18 at 100.00            A+    $   1,003,368
                  Jackson-Madison County General Hospital Project, Series 2008,
                  5.750%, 4/01/41

       3,500   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00            A1        2,893,590
                  Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                  Tennessee Inc., Series 2002, 6.500%, 4/15/31

       1,500   Maury County Industrial Development Board, Tennessee, Multi-Modal      3/09 at 100.00          CCC+          481,260
                  Interchangeable Rate Pollution Control Revenue Refunding Bonds,
                  Saturn Corporation, Series 1994, 6.500%, 9/01/24

               Sumner County Health, Educational, and Housing Facilities Board,
               Tennessee, Revenue Refunding Bonds, Sumner Regional Health
               System Inc., Series 2007:
       2,000      5.500%, 11/01/37                                                   11/17 at 100.00           N/R        1,483,360
       2,000      5.500%, 11/01/46                                                   11/17 at 100.00           N/R        1,438,820

         990   Wilson County Health and Educational Facilities Board, Tennessee,      7/17 at 100.00           N/R          688,109
                  Senior Living Revenue Bonds, Rutland Place, Series 2007A,
                  6.300%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
      11,190   Total Tennessee                                                                                            7,988,507
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 11.1% (6.6% of Total Investments)

       1,935   Austin Convention Enterprises Inc., Texas, Convention Center Hotel     1/11 at 100.00           N/R        1,607,385
                  Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26

       1,000   Austin Convention Enterprises Inc., Texas, Convention Center Hotel     1/17 at 100.00            BB          694,910
                  Revenue Bonds, First Tier Series 2006B, 5.750%, 1/01/34

          10   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Caa1            8,688
                  Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                  (Mandatory put 11/01/11) (Alternative Minimum Tax)

         700   Brazos River Authority, Texas, Pollution Control Revenue Refunding     7/18 at 100.00          Caa1          554,666
                  Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33
                  (Alternative Minimum Tax)

       1,750   Dallas-Ft. Worth International Airport Facility Improvement           11/12 at 100.00          CCC+          614,618
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)

               Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional
               Health System, Series 2004A:
       1,840      7.000%, 9/01/25                                                     9/14 at 100.00           N/R        1,540,374
       6,600      7.125%, 9/01/34                                                     9/14 at 100.00           N/R        5,549,346

         585   Gulf Coast Industrial Development Authority, Texas, Solid Waste        4/12 at 100.00          Baa3          549,461
                  Disposal Revenue Bonds, Citgo Petroleum Corporation Project,
                  Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

       1,000   Heart of Texas Education Finance Corporation, Texas, Gateway           8/16 at 100.00           N/R          724,670
                  Charter Academy, Series 2006A, 6.000%, 2/15/36

       2,020   Houston, Texas, Airport System Special Facilities Revenue Bonds,       7/09 at 101.00            B-        1,105,869
                  Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29
                  (Alternative Minimum Tax)

         975   Houston, Texas, Airport System Special Facilities Revenue Bonds,       7/09 at 101.00            B-          533,774
                  Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29
                  (Alternative Minimum Tax)

         600   Houston, Texas, Airport System Special Facilities Revenue Bonds,       7/11 at 101.00            B-          367,278
                  Continental Air Lines Inc., Series 2001E, 7.375%, 7/01/22
                  (Alternative Minimum Tax)

       1,000   La Vernia Education Financing Corporation, Texas, Charter School       8/11 at 100.00           N/R          677,320
                  Revenue Bonds, Riverwalk Education Foundation, Series 2007A,
                  5.450%, 8/15/36

         770   North Texas Thruway Authority, Second Tier System Revenue Refunding    1/18 at 100.00            A3          650,065
                  Bonds, Series 2008, 5.750%, 1/01/38

       1,000   Sabine River Authority, Texas, Pollution Control Revenue Refunding     8/13 at 101.00          Caa1          684,190
                  Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%,
                  8/01/22

       2,000   Sea Breeze Public Facility Corporation, Texas, Multifamily Housing     1/21 at 100.00           N/R        1,444,420
                  Revenue Bonds, Sea Breeze Senior Apartments, Series 2006,
                  6.500%, 1/01/46 (Alternative Minimum Tax)

-----
  80
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$      4,400   Tarrant County Cultural and Educational Facilities Finance             2/17 at 100.00           AA-    $   2,900,084
                  Corporation, Texas, Revenue Bonds, Texas Health Resources
                  Project, Series 2007A, Trust 1031, 7.369%, 2/15/36 (IF)

       5,770   Texas Department of Housing and Community Affairs, Multifamily         7/21 at 100.00           N/R        4,403,318
                  Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004,
                  6.600%, 1/01/41 (Alternative Minimum Tax)

       1,000   Texas Public Finance Authority, Charter School Finance Corporation     2/15 at 100.00           N/R          631,160
                  Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%,
                  2/15/37

         340   Trinity River Authority of Texas, Pollution Control Revenue            5/13 at 101.00          Caa1          217,121
                  Refunding Bonds, TXU Electric Company, Series 2003, 6.250%,
                  5/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      35,295   Total Texas                                                                                               25,458,717
------------------------------------------------------------------------------------------------------------------------------------

               Virgin Islands - 2.8% (1.7% of Total Investments)

       5,000   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/14 at 100.00           BBB        3,954,550
                  Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative
                  Minimum Tax)

       3,300   Virgin Islands Public Finance Authority, Senior Secured Lien           7/14 at 100.00           BBB        2,545,092
                  Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004,
                  5.875%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
       8,300   Total Virgin Islands                                                                                       6,499,642
------------------------------------------------------------------------------------------------------------------------------------

               Virginia - 0.5% (0.3% of Total Investments)

       1,940   Isle of Wight County Industrial Development Authority, Virginia,       3/17 at 100.00           BBB        1,082,210
                  Environmental Improvement Revenue Bonds, International Paper
                  Company Project, Series 2007A, 4.700%, 3/01/31 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 5.0% (3.0% of Total Investments)

       3,000   Skagit County Public Hospital District 1, Washington, Revenue         12/13 at 100.00          Baa2        2,827,110
                  Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/18

               Vancouver Downtown Redevelopment Authority, Washington, Revenue
               Bonds, Conference Center Project, Series 2003A:
       1,750      6.000%, 1/01/28 - ACA Insured                                       1/14 at 100.00           N/R        1,372,438
       4,725      6.000%, 1/01/34 - ACA Insured                                       1/14 at 100.00           N/R        3,509,541
       2,500      5.250%, 1/01/34 - ACA Insured                                       1/14 at 100.00           N/R        1,676,575

       1,000   Washington State Economic Development Finance Authority, Revenue      12/17 at 100.00           N/R          742,440
                  Bonds, Coeur D'Alene Fiber Project, Series 2007G, 7.000%,
                  12/01/27 (Alternative Minimum Tax)

       2,000   Washington State Health Care Facilities Authority, Revenue Bonds,        No Opt. Call           N/R        1,425,040
                  Northwest Hospital and Medical Center of Seattle, Series 2007,
                  5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
      14,975   Total Washington                                                                                          11,553,144
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 0.3% (0.2% of Total Investments)

         500   Ohio County Commission, West Virginia, Special District Excise Tax     3/16 at 100.00           N/R          343,895
                  Revenue Bonds, Fort Henry Economic Development, Series 2006B,
                  5.625%, 3/01/36

         500   Ohio County Commission, West Virginia, Tax Increment Revenue Bonds,      No Opt. Call           N/R          385,860
                  Fort Henry Centre Financing District, Series 2007A, 5.850%,
                  6/01/34
------------------------------------------------------------------------------------------------------------------------------------
       1,000   Total West Virginia                                                                                          729,755
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            81
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 5.1% (3.0% of Total Investments)

$        550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,           12/14 at 101.00           N/R(4) $     675,329
                  Wisconsin, Revenue Bonds, Series2003A, 7.750%, 6/01/16
                  (Pre-refunded 12/01/14)

               Wisconsin Health and Educational Facilities Authority, Revenue
               Bonds, Aurora Health Care Inc., Series 1999A:
       9,485      5.600%, 2/15/29                                                     2/09 at 101.00          BBB+        7,689,584
       2,300      5.600%, 2/15/29 - ACA Insured                                       2/09 at 101.00          BBB+        1,864,633

               Wisconsin Health and Educational Facilities Authority, Revenue
               Bonds, Southwest Health Center Inc., Series 2004A:
         875      6.125%, 4/01/24                                                     4/14 at 100.00           N/R          685,615
       1,000      6.250%, 4/01/34                                                     4/14 at 100.00           N/R          729,270

       2,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00          BBB+               --
                  Bonds, Wheaton Franciscan Health, Trust 2113, -0.428%, 8/15/26 (IF)

       3,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00          BBB+               --
                  Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust
                  2191, 0.558%, 8/15/34 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      19,210   Total Wisconsin                                                                                           11,644,431
------------------------------------------------------------------------------------------------------------------------------------
$    504,511   Total Investments (cost $484,255,890) - 168.7%                                                           388,107,994
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.5)%                                                                       (10,300,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.4)%                                                                    (7,685,121)
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (60.8)% (8)                                                    (140,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 230,122,873
               =====================================================================================================================

               Futures Contracts outstanding at October 31, 2008:

                                                                                                                         Unrealized
                                                  Contract      Number of          Contract             Value at       Appreciation
               Type                               Position      Contracts        Expiration     October 31, 2008     (Depreciation)
               ---------------------------------------------------------------------------------------------------------------------
               U.S. Treasury Bond                    Short           (279)            12/08     $    (31,561,875)    $    1,213,249
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

  (6) On April 14, 2008, the Adviser concluded that the issuer was not likely to meet its interest payment obligations and directed the Custodian to cease accruing additional income and "write off" any remaining recorded balances on the Fund's records. On July 1, 2008, the Fund received a default distribution of principal and interest from the Issuer's Debt Service Reserve Fund and applied such amounts to the Fund's records as indicated by the issuer's Notice to Bondholders.

  (7)   Portion of  investment  has been  pledged  as  collateral  for  Recourse
        Trusts.

  (8) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.1%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  82
-----

NMD | Nuveen Municipal High Income Opportunity Fund 2
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.3% (1.0% of Total Investments)

$      2,290   Birmingham Special Care Facilities Financing Authority, Alabama,      11/15 at 100.00          Baa1    $   1,959,805
                  Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%,
                  11/15/20
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 4.6% (3.5% of Total Investments)

       1,000   Estrella Mountain Ranch Community Facilities District, Goodyear,       7/17 at 100.00           N/R          773,510
                  Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32

       4,000   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,           12/17 at 102.00           N/R        3,209,800
                  Government Project Bonds, Series 2007, 7.000%, 12/01/27

       6,405   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call           AA-        1,977,864
                  Bonds, Series 2007, Trust 2373, 7.925%, 12/01/37 (IF)

       1,000   Yuma County Industrial Development Authority, Arizona, Exempt         12/17 at 100.00           N/R          715,810
                  Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series
                  2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      12,405   Total Arizona                                                                                              6,676,984
------------------------------------------------------------------------------------------------------------------------------------

               California - 14.4% (10.8% of Total Investments)

       2,000   California Educational Facilities Authority, Revenue Bonds,           12/16 at 100.00          Baa3        1,304,180
                  Dominican University, Series 2006, 5.000%, 12/01/36

       4,950   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00           AA-        3,322,552
                  Sutter Health, Tender Option Series 2007A, Bond Trust 3175,
                  11.625%, 11/15/46 (IF)

       7,000   California Statewide Community Development Authority, Revenue          7/15 at 100.00           BBB        4,872,700
                  Bonds, Daughters of Charity Health System, Series 2005A, 5.250%,
                  7/01/35

               Daly City Housing Development Finance Agency, California, Mobile
               Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding,
               Series 2007A:
       3,500      5.000%, 12/15/37                                                   12/17 at 100.00            A-        2,444,890
       2,000      6.500%, 12/15/47                                                   12/17 at 100.00           N/R        1,427,060

               Golden State Tobacco Securitization Corporation, California,
               Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
       3,000      5.750%, 6/01/47                                                     6/17 at 100.00           BBB        1,974,840
       2,500      5.125%, 6/01/47                                                     6/17 at 100.00           BBB        1,476,250

       3,190   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A               --
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2213, 1.760%, 6/01/45 - AMBAC Insured (IF)

       5,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A               --
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2448, 0.906%, 6/01/38 - FGIC Insured (IF)

       6,015   Independent Cities Lease Finance Authority, California, Senior Lien    8/15 at 100.00           BBB        4,026,501
                  Revenue Bonds, Caritas Affordable Housing Project Mobile Home
                  Park, Series 2005A, 5.200%, 8/15/45 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,155   Total California                                                                                          20,848,973
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 8.8% (6.6% of Total Investments)

       2,000   Arista Metropolitan District, Colorado, Special Revenue Bonds,        12/15 at 100.00           N/R        1,885,300
                  Series 2008, 9.250%, 12/01/37

         500   Colorado Educational and Cultural Facilities Authority, Charter       12/16 at 100.00           N/R          345,985
                  School Revenue Bonds, Carbon Valley Academy, Series 2006,
                  5.625%, 12/01/36

       1,530   Colorado Educational and Cultural Facilities Authority, Charter        5/17 at 100.00           BB+        1,057,291
                  School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%,
                  5/01/37

                                                                           -----
                                                                            83
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$      2,000   Colorado Educational and Cultural Facilities Authority, Revenue        6/18 at 102.00           N/R    $   1,542,820
                  Bonds, Pikes Peak School of Expeditionary Learning Charter
                  School, Series 2008, 6.625%, 6/01/38

       1,510   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     3/15 at 100.00          BBB+        1,106,347
                  Health Care, Series 2005F, 5.000%, 3/01/25

       5,045   Colorado Housing and Finance Authority, Revenue Bonds, Confluence      4/17 at 100.00           N/R        3,840,910
                  Energy LLC Project, Series 2007, 6.750%, 4/01/27 (Alternative
                  Minimum Tax)

       1,000   Public Authority for Colorado Energy, Natural Gas Revenue Bonds,         No Opt. Call             A          771,780
                  Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38

       3,000   University of Colorado Hospital Authority, Revenue Bonds, Series       5/16 at 100.00          Baa1        2,166,600
                  2006A, 5.250%, 11/15/39
------------------------------------------------------------------------------------------------------------------------------------
      16,585   Total Colorado                                                                                            12,717,033
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 15.8% (11.9% of Total Investments)

       1,500   Beeline Community Development District, Palm Beach County, Florida,    5/18 at 100.00           N/R        1,239,480
                  Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37

       2,000   Escambia County, Florida, Environmental Improvement Revenue Bonds,     8/11 at 100.00           BBB        1,281,760
                  International Paper Company Projects, Series 2006B, 5.000%,
                  8/01/26 (Alternative Minimum Tax)

       1,500   Jacksonville Economic Development Commission, Florida, Health Care     5/16 at 100.00            AA        1,193,595
                  Facilities Revenue Bonds, Mayo Clinic, Series 2006, 5.000%,
                  11/15/36 (4)

       2,960   Old Palm Community Development District, Florida, Special              5/15 at 101.00           N/R        2,061,522
                  Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%,
                  5/01/35

       1,500   Palm Glades Community Development District, Florida, Special           5/18 at 100.00           N/R        1,183,455
                  Assessment Bond, Series 2008A, 7.125%, 5/01/39

       1,000   Pine Island Community Development District, Florida, Special           5/12 at 101.00           N/R          720,170
                  Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35

       1,000   Poinciana West Community Development District, Florida, Special        5/17 at 100.00           N/R          763,270
                  Assessment Bonds, Series 2007, 6.000%, 5/01/37

         985   Reunion West Community Development District, Florida, Special          5/12 at 101.00           N/R          718,459
                  Assessment Bonds, Series 2004, 6.250%, 5/01/36

       6,260   South Miami Health Facilities Authority, Florida, Revenue Bonds,       8/17 at 100.00           AA-        4,034,445
                  Baptist Health Systems of South Florida, Trust 1030, 7.372%,
                  8/15/37 (IF)

       6,000   Split Pine Community Development District, Florida, Special            5/17 at 100.00           N/R        3,932,940
                  Assessment Bonds, Series 2007A, 5.250%, 5/01/39

       5,000   Stoneybrook Venice Community Development District, Florida, Capital    5/18 at 100.00           N/R        4,058,900
                  Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38

       1,480   Tolomato Community Development District, Florida, Special              5/14 at 101.00           N/R        1,002,093
                  Assessment Bonds, Series 2006, 5.400%, 5/01/37

         985   Winter Garden Village at Fowler Groves Community Development           5/16 at 100.00           N/R          730,919
                  District, Florida, Special Assessment Bonds, Series 2006,
                  5.650%, 5/01/37
------------------------------------------------------------------------------------------------------------------------------------
      32,170   Total Florida                                                                                             22,921,008
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 3.2% (2.4% of Total Investments)

       3,500   Effingham County Industrial Development Authority, Georgia,            6/11 at 101.00            B2        2,530,255
                  Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                  Project, Series 2001, 6.500%, 6/01/31

       2,000   Fulton County Residential Care Facilities Authority, Georgia,          2/09 at 100.00           N/R        1,446,580
                  Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34

       1,000   Fulton County Residential Care Facilities Authority, Georgia,          7/17 at 100.00           N/R          586,020
                  Revenue Bonds, Elderly Care, Lenbrook Square Project, Series
                  2006A, 5.125%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------
       6,500   Total Georgia                                                                                              4,562,855
------------------------------------------------------------------------------------------------------------------------------------

-----
  84
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Idaho - 2.1% (1.6% of Total Investments)

               Madison County, Idaho, Hospital Revenue Certificates of
               Participation, Madison Memorial Hospital, Series 2006:
$      2,145      5.250%, 9/01/26                                                     9/16 at 100.00          BBB-    $   1,629,449
       2,000      5.250%, 9/01/37                                                     9/16 at 100.00          BBB-        1,378,900
------------------------------------------------------------------------------------------------------------------------------------
       4,145   Total Idaho                                                                                                3,008,349
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 7.4% (5.6% of Total Investments)

       1,100   Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue     1/18 at 102.00           N/R          924,209
                  Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%,
                  1/01/28

       5,620   Illinois Finance Authority, Charter School Revenue Bonds, Chicago        No Opt. Call           BBB        3,656,035
                  Charter School Foundation, Series 2007, 5.000%, 12/01/36

       1,500   Illinois Finance Authority, Revenue Bonds, Roosevelt University,       4/17 at 100.00          Baa1        1,200,765
                  Series 2007, 5.500%, 4/01/37

       2,500   Lombard Public Facilities Corporation, Illinois, First Tier            1/16 at 100.00           BB-        1,703,250
                  Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                  5.500%, 1/01/36 - ACA Insured

               Southwestern Illinois Development Authority, Illinois, Saint Clair
               County Comprehensive Mental Health Center, Series 2007:
       1,295      6.200%, 6/01/17                                                       No Opt. Call           N/R        1,103,444
       2,745      6.625%, 6/01/37                                                     6/17 at 103.00           N/R        2,088,890
------------------------------------------------------------------------------------------------------------------------------------
      14,760   Total Illinois                                                                                            10,676,593
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 3.9% (2.9% of Total Investments)

       3,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue       8/16 at 100.00          Baa2        2,050,920
                  Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29

       1,980   Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan          No Opt. Call           Aa2        1,023,145
                  Ventures Energy Corporation Guaranteed, Series 2007A, 9.926%,
                  10/15/20 (IF)

       2,000   Indiana Health Facility Financing Authority, Revenue Bonds,            3/17 at 100.00           BBB        1,472,160
                  Community Foundation of Northwest Indiana, Series 2007, 5.500%,
                  3/01/37

       1,625   Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue      9/17 at 100.00           N/R        1,067,121
                  Bonds, Series 2007, 5.800%, 9/01/47
------------------------------------------------------------------------------------------------------------------------------------
       8,605   Total Indiana                                                                                              5,613,346
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 7.3% (5.5% of Total Investments)

       7,500   Louisiana Local Government Envirnomental Facilities & Community       11/17 at 100.00           BB+        5,705,546
                  Development Authority, Revenue Bonds, Westlake Chemical
                  Corporation Project, Series 2007, 6.750%, 11/01/32

         500   Louisiana Local Government Environmental Facilities and Community        No Opt. Call            AA          436,165
                  Development Authority, Revenue Bonds, Capital Projects and
                  Equipment Acquisition Program, Series 2000A, 6.300%,
                  7/01/30 - AMBAC Insured (4)

       5,000   Louisiana Local Government Environmental Facilities and Community     12/17 at 100.00           N/R        3,735,200
                  Development Authority, Revenue Bonds, Southgate Suites Hotel LLC
                  Project, Series 2007A, 6.750%, 12/15/37

       1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB          715,440
                  Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      14,000   Total Louisiana                                                                                           10,592,351
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 1.6% (1.2% of Total Investments)

       3,000   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00           BBB        2,300,580
                  Revenue Bonds, Mercy Medical Center Project, Series 2007A,
                  5.500%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 0.6% (0.4% of Total Investments)

          90   Boston Industrial Development Financing Authority, Massachusetts,      9/12 at 102.00           N/R           63,360
                  Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                  6.500%, 9/01/35 (Alternative Minimum Tax)

       1,000   Massachusetts Health and Educational Facilities Authority Revenue      1/18 at 100.00           N/R          750,550
                  Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%,
                  1/15/38
------------------------------------------------------------------------------------------------------------------------------------
       1,090   Total Massachusetts                                                                                          813,910
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            85
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 1.4% (1.1% of Total Investments)

$      1,000   Garden City Hospital Finance Authority, Michigan, Revenue Bonds,       8/17 at 100.00           N/R    $     600,840
                  Garden City Hospital Obligated Group, Series 2007A, 4.875%,
                  8/15/27

       1,750   Michigan Public Educational Facilities Authority, Charter School      12/17 at 100.00           N/R        1,399,615
                  Revenue Bonds, American Montessori Academy, Series 2007, 6.500%,
                  12/01/37

          20   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,     2/09 at 101.00            BB           14,271
                  Detroit Medical Center Obligated Group, Series 1998A, 5.250%,
                  8/15/23
------------------------------------------------------------------------------------------------------------------------------------
       2,770   Total Michigan                                                                                             2,014,726
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 2.6% (2.0% of Total Investments)

       5,000   St. Paul Housing and Redevelopment Authority, Minnesota, Revenue      11/15 at 100.00          Baa3        3,798,000
                  Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 1.1% (0.8% of Total Investments)

          40   Saint Louis Industrial Development Authority, Missouri, Saint Louis   12/10 at 102.00           N/R           30,008
                  Convention Center Headquarters Hotel Project, Series 2000A,
                  7.000%, 12/15/15 (Alternative Minimum Tax)

       2,026   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,          3/09 at 100.00           N/R        1,588,830
                  Fashion Square Redevelopment Project, Series 2008A, 6.300%,
                  8/22/26
------------------------------------------------------------------------------------------------------------------------------------
       2,066   Total Missouri                                                                                             1,618,838
------------------------------------------------------------------------------------------------------------------------------------

               Montana - 0.4% (0.3% of Total Investments)

         725   Montana Board of Investments, Resource Recovery Revenue Bonds,           No Opt. Call           N/R          604,114
                  Yellowstone Energy LP, Series1993, 7.000%, 12/31/19 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 2.2% (1.7% of Total Investments)

          55   Clark County, Nevada, Industrial Development Revenue Bonds, Nevada     1/09 at 100.00           BB+           36,098
                  Power Company, Series1995A, 5.600%, 10/01/30 (Alternative
                  Minimum Tax)

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
       1,200      5.625%, 1/01/32 - AMBAC Insured                                     1/10 at 102.00            AA          723,516
       1,200      5.375%, 1/01/40 - AMBAC Insured                                     1/10 at 100.00            AA          721,368

               Sparks Tourism Improvement District 1, Legends at Sparks Marina,
               Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
       1,000      6.500%, 6/15/20                                                     6/18 at 100.00           Ba2          892,590
       1,000      6.750%, 6/15/28                                                     6/18 at 100.00           Ba2          848,440
------------------------------------------------------------------------------------------------------------------------------------
       4,455   Total Nevada                                                                                               3,222,012
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 4.5% (3.4% of Total Investments)

               New Jersey Economic Development Authority, Special Facilities
               Revenue Bonds, Continental Airlines Inc., Series 1999:
       3,000      6.250%, 9/15/19 (Alternative Minimum Tax)                           9/09 at 101.00             B        1,973,640
          55      6.400%, 9/15/23 (Alternative Minimum Tax)                           9/09 at 101.00             B           33,992
         240      6.250%, 9/15/29 (Alternative Minimum Tax)                           9/09 at 101.00             B          135,636

          25   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B           16,187
                  Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                  11/15/30 (Alternative Minimum Tax)

       5,700   New Jersey Health Care Facilities Financing Authority, New Jersey,     7/18 at 100.00          Baa2        4,432,035
                  Revenue Bonds, Saint Peters University Hospital, Series 2007,
                  5.750%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
       9,020   Total New Jersey                                                                                           6,591,490
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 0.3% (0.2% of Total Investments)

         500   Montecito Estates Public Improvement District, New Mexico, Special    10/17 at 100.00           N/R          398,395
                  Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------

-----
  86
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New York - 2.0% (1.5% of Total Investments)

$      3,000   New York City Industrial Development Agency, New York, American        8/16 at 101.00            B-    $   2,071,290
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

       1,030   New York City Industrial Development Agency, New York, Civic           7/16 at 101.00           N/R          833,219
                  Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                  Series 2008A-1, 5.800%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
       4,030   Total New York                                                                                             2,904,509
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 3.6% (2.7% of Total Investments)

       1,685   Albemarle Hospital Authority, North Carolina, Health Care             10/17 at 100.00           N/R        1,186,914
                  Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38

       3,000   Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas    1/18 at 100.00           AA-        1,844,760
                  HealthCare System Revenue Bonds, Series 2008A, Trust 1149,
                  6.780%, 1/15/47 (IF)

               North Carolina Capital Facilities Financing Agency, Educational
               Facilities Revenue Bond, Meredith College, Series 2008A:
       1,740      6.000%, 6/01/31                                                     6/18 at 100.00           BBB        1,411,210
       1,000      6.125%, 6/01/35                                                     6/18 at 100.00           BBB          808,550
------------------------------------------------------------------------------------------------------------------------------------
       7,425   Total North Carolina                                                                                       5,251,434
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 4.0% (3.0% of Total Investments)

       6,845   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/17 at 100.00           BBB        4,282,300
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2, 5.875%, 6/01/47

          95   Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone       No Opt. Call            B-           47,547
                  Container Corporation, Series 2005, 5.125%, 8/01/13

       2,000   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue     7/17 at 102.00           N/R        1,506,180
                  Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       8,940   Total Ohio                                                                                                 5,836,027
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 2.3% (1.7% of Total Investments)

       5,040   Oklahoma Development Finance Authority, Revenue Bonds, Saint John      2/17 at 100.00           AA-        3,279,276
                  Health System, Series 2007, Trust 1037, 7.417%, 2/15/42 (IF)

          45   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American      12/08 at 100.00            B-           30,185
                  Airlines Inc., Series 1995, 6.250%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
       5,085   Total Oklahoma                                                                                             3,309,461
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 1.6% (1.2% of Total Investments)

       1,010   Chester County Industrial Development Authority, Pennsylvania, Avon   12/17 at 100.00           BB+          774,084
                  Grove Charter School Revenue Bonds, Series 2007A, 6.375%,
                  12/15/37

       1,900   Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds,      7/17 at 100.00           N/R        1,474,628
                  Brethren Village Project, Series 2008A, 6.500%, 7/01/40
------------------------------------------------------------------------------------------------------------------------------------
       2,910   Total Pennsylvania                                                                                         2,248,712
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 0.8% (0.6% of Total Investments)

       1,000   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior     7/18 at 100.00          BBB-          916,180
                  Lien Series 2008A, 6.000%, 7/01/38

         500   Puerto Rico Industrial, Tourist, Educational, Medical and              6/10 at 100.00          CCC+          198,115
                  Environmental Control Facilities Financing Authority, Revenue
                  Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25

          20   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        12/08 at 100.00          CCC+            8,027
                  American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,520   Total Puerto Rico                                                                                          1,122,322
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 5.6% (4.3% of Total Investments)

       4,000   Charleston, South Carolina, Tax Increment Revenue Bonds, Charleston   12/08 at 100.00           N/R        3,967,840
                  Neck redevelopment Project, Series 2007, 7.500%, 6/01/09

                                                                           -----
                                                                            87
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina (continued)

$      1,600   Georgetown County, South Carolina, Environmental Improvement           8/11 at 100.00           BBB    $     954,400
                  Revenue Bonds, International Paper Company, Series 2006A,
                  5.000%, 8/01/30 (Alternative Minimum Tax)

       3,477   Lancaster County, South Carolina, Special Assessment Bonds,              No Opt. Call           N/R        3,236,496
                  Edgewater II Improvement District, Series 2007B, 7.700%,
                  11/01/17
------------------------------------------------------------------------------------------------------------------------------------
       9,077   Total South Carolina                                                                                       8,158,736
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 2.5% (1.9% of Total Investments)

               Sumner County Health, Educational, and Housing Facilities Board,
               Tennessee, Revenue Refunding Bonds, Sumner Regional Health
               System Inc., Series 2007:
       2,000      5.500%, 11/01/37                                                   11/17 at 100.00           N/R        1,483,360
       3,000      5.500%, 11/01/46                                                   11/17 at 100.00           N/R        2,158,230
------------------------------------------------------------------------------------------------------------------------------------
       5,000   Total Tennessee                                                                                            3,641,590
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 14.1% (10.6% of Total Investments)

         440   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Caa1          382,250
                  Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                  (Mandatory put 11/01/11) (Alternative Minimum Tax)

       3,000   Danbury Higher Education Authority Inc., Texas, Golden Rule            2/18 at 100.00           BB+        2,321,400
                  Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38

       1,000   Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily        1/14 at 102.00           N/R          754,220
                  Housing Revenue Bonds, Heritage Square Apartments Project,
                  Series 2003A, 7.000%, 1/01/39

       1,330   La Vernia Higher Education Financing Corporation, Texas, Education     2/16 at 100.00           N/R        1,020,296
                  Revenue Bonds, Amigos Por Vida Friends For Life Public Charter
                  School, Series 2008, 6.375%, 2/15/37

       4,000   Mission Economic Development Corporation, Texas, Solid Waste           4/12 at 100.00            B+        2,855,000
                  Disposal Revenue Bonds, Allied Waste Industries, Inc., Series
                  2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)

       1,800   North Texas Thruway Authority, Second Tier System Revenue              1/18 at 100.00            A3        1,519,632
                  Refunding Bonds, Series 2008, 5.750%, 1/01/38

         110   Sabine River Authority, Texas, Pollution Control Revenue Bonds,          No Opt. Call          Caa1           95,563
                  TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30
                  (Mandatory put 11/01/11) (Alternative Minimum Tax)

         385   Sabine River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Caa1          336,983
                  Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22
                  (Mandatory put 11/01/11)

       3,000   Sabine River Authority, Texas, Pollution Control Revenue Refunding     8/13 at 101.00          Caa1        2,052,570
                  Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%,
                  8/01/22

       6,325   Tarrant County Cultural and Educational Facilities Finance             2/17 at 100.00           AA-        4,168,871
                  Corporation, Texas, Revenue Bonds, Texas Health Resources
                  Project, Trust 1031, 7.368%, 2/15/36 (IF)

       1,000   Texas Public Finance Authority, Charter School Revenue Bonds,         12/14 at 100.00            BB          809,290
                  School of Excellence Charter School, Series 2004A, 7.000%,
                  12/01/34

       5,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas      8/12 at 100.00            AA        4,031,850
                  Turnpike System, Series 2002A, 5.000%, 8/15/42 - AMBAC Insured
                  (4)
------------------------------------------------------------------------------------------------------------------------------------
      27,390   Total Texas                                                                                               20,347,925
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 4.7% (3.6% of Total Investments)

       1,750   Spanish Fork City, Utah, Charter School Revenue Bonds, American       11/16 at 100.00           N/R        1,232,123
                  Leadership Academy, Series 2006, 5.700%, 11/15/36

               Utah State Charter School Finance Authority, Noah Webster Academy
               Revenue Bonds, Series:
         500      6.250%, 6/15/28                                                     6/17 at 100.00           N/R          399,045
       1,430      6.500%, 6/15/38                                                     6/17 at 100.00           N/R        1,126,983

       5,500   Utah State Charter School Finance Authority, Revenue Bonds, Summit    12/17 at 100.00          BBB-        4,067,085
                  Academy Project, Series 2007A, 5.800%, 6/15/38
------------------------------------------------------------------------------------------------------------------------------------
       9,180   Total Utah                                                                                                 6,825,236
------------------------------------------------------------------------------------------------------------------------------------

-----
  88
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.2% (4.7% of Total Investments)

$      4,000   Kalispel Indian Tribe, Washington, Priority Distribution Bonds,          No Opt. Call           N/R    $   3,188,080
                  Series 2008, 6.750%, 1/01/38

       1,000   Klickitat County Public Hospital District 2, Washington, Skyline         No Opt. Call           N/R          761,480
                  Hospital Revenue Bonds, Series 2007, 6.500%, 12/01/38

       7,000   Washington State Health Care Facilities Authority, Revenue Bonds,        No Opt. Call           N/R        4,987,640
                  Northwest Hospital and Medical Center of Seattle, Series 2007,
                  5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
      12,000   Total Washington                                                                                           8,937,200
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 0.3% (0.3% of Total Investments)

         740   Ohio County Commission, West Virginia, Special District Excise Tax     3/16 at 100.00           N/R          508,965
                  Revenue Bonds, Fort Henry Economic Development, Series 2006B,
                  5.625%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 0.0% (0.0% of Total Investments)

         500   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00          BBB+               --
                  Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust
                  2113, -0.432%, 8/15/34 (IF)

       3,500   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00          BBB+               --
                  Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust
                  2187, 0.558%, 8/15/34 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       4,000   Total Wisconsin                                                                                                   --
------------------------------------------------------------------------------------------------------------------------------------

               Wyoming - 1.4% (1.0% of Total Investments)

       3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds,       12/15 at 100.00           BBB        1,960,141
                  FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$    279,538   Total Investments (cost $268,423,709) - 132.6%                                                           191,991,620
============------------------------------------------------------------------------------------------------------------------------
               Borrowings - (27.6)% (5)                                                                                 (40,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (5.0)%                                                                    (7,247,050)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 144,744,570
               =====================================================================================================================

               Futures Contracts outstanding at October 31, 2008:

                                                                                                                         Unrealized
                                                               Contract   Number of     Contract           Value at    Appreciation
               Type                                            Position   Contracts   Expiration   October 31, 2008   (Depreciation)
               ---------------------------------------------------------------------------------------------------------------------
               U.S. Treasury Bond                                 Short        (108)       12/08       $(12,217,500)       $469,645
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

 (4)  Portion of investment has been pledged as collateral for Recourse Trusts.

 (5)  Borrowings as a percentage of Total Investments is 20.8%.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            89
                                                                           -----

    | Statement of
    | ASSETS & LIABILITIES

                                                                October 31, 2008

                                         Investment          Select           Quality         Premier    High Income    High Income
                                            Quality         Quality            Income          Income    Opportunity  Opportunity 2
                                              (NQM)           (NQS)             (NQU)           (NPF)          (NMZ)          (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost
   $790,560,125, $741,979,512,
   $1,193,404,343, $442,757,305,
   $484,255,890 and $268,423,709,
   respectively)                     $  727,146,632   $ 679,023,366   $ 1,135,216,249   $ 407,124,245   $388,107,994  $ 191,991,620
Cash                                      5,648,301              --                --       3,119,039             --             --
Time deposits(1)                                 --              --                --              --     15,076,017             --
Deposits with brokers for open
   futures contracts                             --              --                --              --        470,700         11,812
Receivables:
   Interest                              12,415,731      11,911,387        20,000,434       6,775,865      9,913,204      6,431,524
   Investments sold                          10,000          85,000         6,590,000         409,722      9,024,836         15,000
   Variation margin on futures
   contracts                                     --              --                --              --        331,313        128,250
Other assets                                 80,874          83,762           113,974          54,720        239,261         84,347
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                      745,301,538     691,103,515     1,161,920,657     417,483,591    423,163,325    198,662,553
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Borrowings                                       --              --                --              --             --     40,000,000
Cash overdraft                                   --       2,499,887        12,302,115              --      9,441,912      9,551,260
Floating rate obligations                72,382,000       9,595,000        41,558,000      52,830,000     10,300,000             --
Unrealized depreciation on forward
   swaps                                         --              --                --       3,882,335             --             --
Unrealized depreciation on Recourse
   Trusts                                        --         208,800                --              --      1,999,460      2,381,488
Payables:
   Interest                                      --              --                --              --             --        212,915
   Investments purchased                  4,529,415              --                --              --     14,026,404             --
   Preferred shares noticed for
      redemption, at liquidation
      value                                      --              --                --              --     15,000,000             --
   Common share dividends                 1,944,460       2,007,651         3,034,174       1,008,723      1,913,876      1,132,321
   Preferred share dividends                 62,813          74,903           101,869          25,407         82,518            N/A
Accrued expenses:
   Management fees                          354,502         361,512           578,214         193,035        142,329        120,390
   Offering costs                                --              --                --              --             --        472,500
   Other                                    207,941         239,287           378,667         176,926        133,953         47,109
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                  79,481,131      14,987,040        57,953,039      58,116,426     53,040,452     53,917,983
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                229,450,000     267,575,000       416,375,000     126,850,000    140,000,000            N/A
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                            $  436,370,407   $ 408,541,475   $   687,592,618   $ 232,517,165   $230,122,873  $ 144,744,570
====================================================================================================================================
Common shares outstanding                35,820,767      34,015,420        54,219,374      19,904,218     23,886,333     15,853,739
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common shares,
   divided by Common shares
   outstanding)                      $        12.18   $       12.01   $         12.68   $       11.68   $       9.63  $        9.13
====================================================================================================================================
Net assets applicable to Common
   shares consist of:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                             $      358,208   $     340,154   $       542,194   $     199,042   $    238,863  $     158,537
Paid-in surplus                         499,420,441     473,839,817       755,310,592     276,599,880    338,906,911    226,395,089
Undistributed (Over-distribution
   of) net investment income             (1,608,899)       (982,059)         (369,085)     (1,037,332)     2,005,779      1,569,363
Accumulated net realized gain
   (loss) from investments and
   derivative transactions                1,614,150      (1,491,491)       (9,702,989)     (3,729,030)   (14,094,573)    (5,034,487)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions          (63,413,493)    (63,164,946)      (58,188,094)    (39,515,395)   (96,934,107)   (78,343,932)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                            $  436,370,407   $ 408,541,475   $   687,592,618   $ 232,517,165   $230,122,873  $ 144,744,570
====================================================================================================================================
Authorized shares:
   Common                               200,000,000     200,000,000       200,000,000     200,000,000      Unlimited      Unlimited
   Preferred                              1,000,000       1,000,000         1,000,000       1,000,000      Unlimited      Unlimited
====================================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008.

(1) - Time Deposits of $15,000,000 at 2.250% maturing 11/06/08 and $76,017 at
2.250% maturing 11/04/08.

                                 See accompanying notes to financial statements.

-----
  90
-----

    | Statement of
    | OPERATIONS

                                                     Year Ended October 31, 2008

                                         Investment          Select           Quality         Premier    High Income    High Income
                                            Quality         Quality            Income          Income    Opportunity  Opportunity 2
                                              (NQM)           (NQS)             (NQU)           (NPF)          (NMZ)          (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                    $   43,699,118   $  42,630,973   $    66,695,043   $  23,584,156  $  34,287,025  $  15,629,636
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                           4,867,624       4,674,676         7,420,009       2,686,788      3,474,353      1,479,197
Preferred shares - auction fees             704,239         692,691         1,104,621         385,549        387,499             --
Preferred shares - dividend
   disbursing agent fees                     50,000          50,000            60,000          30,000         30,014             --
Shareholders' servicing agent fees
   and expenses                              49,592          43,707            72,480          26,674          2,295            214
Interest expense                          1,335,403         213,850         1,437,722       1,511,102        662,018        603,009
Custodian's fees and expenses               145,843         139,654           183,363          77,710        231,009         78,322
Directors'/Trustees' fees and
   expenses                                  16,165          15,537            25,643           8,979         10,070          6,828
Professional fees                            53,083          52,480            76,595          34,633        126,307         41,461
Shareholders' reports - printing
   and mailing expenses                      94,511         101,763           153,842          62,516         77,744         33,236
Stock exchange listing fees                  12,589          11,968            18,787           9,293          3,082         32,683
Investor relations expense                   98,722          98,422           157,626          56,457         64,796         81,157
Other expenses                               41,558          43,932            56,205          35,659         18,784          6,787
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement       7,489,329       6,138,680        10,766,893       4,925,360      5,087,971      2,362,894
   Custodian fee credit                    (109,603)       (124,038)         (124,210)        (54,416)       (11,094)       (27,854)
   Expense reimbursement                         --              --                --              --     (1,540,626)      (736,527)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                              7,379,726       6,014,642        10,642,683       4,870,944      3,536,251      1,598,513
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                    36,319,392      36,616,331        56,052,360      18,713,212     30,750,774     14,031,123
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
   Investments                            1,970,511        (525,514)        2,043,801      (3,335,364)   (13,697,890)    (6,437,236)
   Forward swaps                                 --              --                --        (247,000)            --             --
   Futures                                       --              --                --              --       (704,149)     1,400,745
Change in net unrealized
   appreciation (depreciation) of:
   Investments                         (102,361,574)   (101,745,781)     (124,593,451)    (53,822,222)  (122,536,846)   (78,813,577)
   Forward swaps                                 --              --                --      (4,012,094)            --             --
   Futures                                       --              --                --              --      1,213,249        469,645
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                              (100,391,063)   (102,271,295)     (122,549,650)    (61,416,680)  (135,725,636)   (83,380,423)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Preferred
   Shareholders
From net investment income              (10,309,882)    (10,295,198)      (16,361,736)     (5,664,126)    (5,489,754)           N/A
From accumulated net realized gains              --               --               --              --       (526,498)           N/A
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                         (10,309,882)    (10,295,198)      (16,361,736)     (5,664,126)    (6,016,252)           N/A
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations            $  (74,381,553)  $ (75,950,162)  $   (82,859,026)  $ (48,367,594) $(110,991,114) $ (69,349,300)
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through October 31, 2008.

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            91
                                                                           -----

    | Statement of
    | CHANGES in NET ASSETS

                                                                   Investment Quality (NQM)              Select Quality (NQS)
                                                              ---------------------------------    --------------------------------
                                                                         Year              Year              Year              Year
                                                                        Ended             Ended             Ended             Ended
                                                                     10/31/08          10/31/07          10/31/08          10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $    36,319,392    $   36,606,543    $   36,616,331    $   36,198,697
Net realized gain (loss) from:
   Investments                                                      1,970,511         1,949,305          (525,514)        1,994,624
   Forward swaps                                                           --                --                --                --
   Futures                                                                 --                --                --                --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                   (102,361,574)      (23,427,097)     (101,745,781)      (19,571,728)
   Forward swaps                                                           --                --                --                --
   Futures                                                                 --                --                --                --
Distributions to Preferred Shareholders:
   From net investment income                                     (10,309,882)      (10,668,647)      (10,295,198)       (9,950,399)
   From accumulated net realized gains                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                  (74,381,553)        4,460,104       (75,950,162)        8,671,194
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                        (27,513,935)      (28,773,137)      (27,346,151)      (28,151,510)
From accumulated net realized gains                                        --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                           (27,513,935)      (28,773,137)      (27,346,151)      (28,151,510)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Proceeds from sale of shares, net of offering
      costs adjustments                                                    --                --                --                --
   Proceeds from shelf offering, net of offering
      costs adjustments                                                    --                --                --                --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                        --         1,107,500           167,321         1,154,896
   Cost of repurchases                                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                  --         1,107,500           167,321         1,154,896
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                              (101,895,488)      (23,205,533)     (103,128,992)      (18,325,420)
Net assets applicable to Common shares at the
   beginning of period                                            538,265,895       561,471,428       511,670,467       529,995,887
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
   of period                                                  $   436,370,407    $  538,265,895    $  408,541,475    $  511,670,467
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                     $    (1,608,899)   $      (80,632)   $     (982,059)   $      124,715
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  92
-----

                                                                     Quality Income (NQU)                Premier Income (NPF)
                                                              ---------------------------------    --------------------------------
                                                                         Year              Year              Year              Year
                                                                        Ended             Ended             Ended             Ended
                                                                     10/31/08          10/31/07          10/31/08          10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $    56,052,360    $   54,707,748    $   18,713,212    $   19,093,554
Net realized gain (loss) from:
   Investments                                                      2,043,801         1,756,386        (3,335,364)           53,881
   Forward swaps                                                           --                --          (247,000)          178,000
   Futures                                                                 --                --                --                --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                   (124,593,451)      (29,728,496)      (53,822,222)      (12,901,205)
   Forward swaps                                                           --                --        (4,012,094)          636,942
   Futures                                                                 --                --                --                --
Distributions to Preferred Shareholders:
   From net investment income                                     (16,361,736)      (16,132,468)       (5,664,126)       (5,895,868)
   From accumulated net realized gains                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                  (82,859,026)       10,603,170       (48,367,594)        1,165,304
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                        (39,634,364)      (40,496,209)      (13,435,852)      (13,479,410)
From accumulated net realized gains                                        --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                           (39,634,364)      (40,496,209)      (13,435,852)      (13,479,410)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Proceeds from sale of shares, net of offering costs
      adjustments                                                          --                --                --                --
   Proceeds from shelf offering, net of offering costs
      adjustments                                                          --                --                --                --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                        --           227,748                --                --
   Cost of repurchases                                                     --                --           (57,215)       (2,448,254)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                  --           227,748           (57,215)       (2,448,254)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                              (122,493,390)      (29,665,291)      (61,860,661)      (14,762,360)
Net assets applicable to Common shares at the beginning
   of period                                                      810,086,008       839,751,299       294,377,826       309,140,186
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period   $   687,592,618    $  810,086,008    $  232,517,165    $  294,377,826
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                $      (369,085)   $     (333,918)   $   (1,037,332)   $     (632,067)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            93
                                                                           -----

    | Statement of
    | CHANGES in NET ASSETS (continued)

                                                                         High Income                            High Income
                                                                      Opportunity (NMZ)                     Opportunity 2 (NMD)
                                                              ---------------------------------        ----------------------------
                                                                         Year              Year             For the Period 11/15/07
                                                                        Ended             Ended        (commencement of operations)
                                                                     10/31/08          10/31/07                    through 10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $    30,750,774    $   28,668,897                      $   14,031,123
Net realized gain (loss) from:
   Investments                                                    (13,697,890)        2,665,874                          (6,437,236)
   Forward swaps                                                           --                --                                  --
   Futures                                                           (704,149)               --                           1,400,745
Change in net unrealized appreciation (depreciation) of:
   Investments                                                   (122,536,846)      (17,903,629)                        (78,813,577)
   Forward swaps                                                           --                --                                  --
   Futures                                                          1,213,249                --                             469,645
Distributions to Preferred Shareholders:
   From net investment income                                      (5,489,754)       (5,501,664)                                N/A
   From accumulated net realized gains                               (526,498)          (19,807)                                N/A
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                 (110,991,114)        7,909,671                         (69,349,300)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                        (23,458,428)      (22,823,070)                        (12,459,756)
From accumulated net realized gains                                (2,146,329)         (105,253)                                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                           (25,604,757)      (22,928,323)                        (12,459,756)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Proceeds from sale of shares, net of offering costs
      adjustments                                                          --                --                         225,146,250
   Proceeds from shelf offering, net of offering costs
      adjustments                                                   4,544,766         3,071,410                                  --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                   690,395           731,262                           1,307,101
   Cost of repurchases                                                     --                --                                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                    5,235,161         3,802,672                         226,453,351
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                                 (131,360,710)      (11,215,980)                        144,644,295
Net assets applicable to Common shares at the beginning
   of period                                                      361,483,583       372,699,563                             100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   period                                                     $   230,122,873    $  361,483,583                      $  144,744,570
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                $     2,005,779    $      505,752                      $    1,569,363
====================================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008.

                                 See accompanying notes to financial statements.

-----
  94
-----

    | Statement of
    | CASH FLOWS

                                                     Year Ended October 31, 2008

                                                                                                          Premier       High Income
                                                                                                           Income     Opportunity 2
                                                                                                            (NPF)             (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations                  $  (48,367,594)   $  (69,349,300)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                           (33,396,864)     (323,730,265)
   Proceeds from sales and maturities of investments                                                   86,471,669        48,951,587
   Proceeds from (Purchases of) short-term investments, net                                           (14,644,500)               --
   Proceeds from terminated forward swaps                                                                (247,000)               --
   Proceeds from closed/expired futures contracts                                                              --         1,400,745
   Amortization (Accretion) of premiums and discounts, net                                             (1,046,996)          (82,267)
   (Increase) Decrease in receivable for interest                                                         398,348        (6,431,524)
   (Increase) Decrease in receivable for investments sold                                                 481,786           (15,000)
   (Increase) Decrease in receivable for variation margin on futures contracts                                 --          (128,250)
   (Increase) Decrease in other assets                                                                      1,897            (7,502)
   Increase (Decrease) in payable for interest                                                                 --           212,915
   Increase (Decrease) in Preferred share dividends payable                                               (20,021)              N/A
   Increase (Decrease) in accrued management fees                                                         (48,772)          120,390
   Increase (Decrease) in accrued other liabilities                                                        15,701            47,109
   Net realized (gain) loss from investments                                                            3,335,364         6,437,236
   Net realized (gain) loss from forward swaps                                                            247,000                --
   Net realized (gain) loss from futures                                                                       --        (1,400,745)
   Change in net unrealized (appreciation) depreciation of investments                                 53,822,222        78,813,577
   Change in net unrealized (appreciation) depreciation of forward swaps                                4,012,094                --
   Taxes paid on undistributed capital gains                                                               (1,560)               --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                 51,012,774      (265,161,294)
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance                                                                  --         9,539,448
Increase (Decrease) in floating rate obligations                                                        3,652,000                --
Increase (Decrease) in borrowings                                                                              --        40,000,000
Cash distributions paid to Common shareholders                                                        (13,397,570)      (10,020,334)
(Increase) Decrease in deferred offering costs                                                                 --           (76,845)
Increase (Decrease) in payable for offering costs                                                              --           472,500
Cost of Common share repurchases                                                                          (57,215)               --
Proceeds from sale of Common shares                                                                            --       225,246,525
Increase (Decrease) in Preferred shares                                                               (38,150,000)               --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                (47,952,785)     (265,161,294)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                                                         3,059,989                --
Cash at the beginning of period                                                                            59,050                --
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                                          $    3,119,039    $           --
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through October 31, 2008.

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2008.

Supplemental Disclosure of Cash Flow Information

Cash paid by Premier Income (NPF) and High Income Opportunity 2 (NMD) for interest was $1,511,102 and $390,094, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $0 and $1,307,101, for Premier Income (NPF) and High Income Opportunity 2 (NMD), respectively.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            95
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the "Funds"). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Prior to the commencement of operations, High Income Opportunity 2 (NMD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, Investment Quality (NQM) had outstanding when issued/delayed delivery purchase commitments of $4,529,415. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

-----
  96
-----

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         Investment     Select    Quality   Premier   High Income
                                                                            Quality    Quality     Income    Income   Opportunity
                                                                               (NQM)      (NQS)      (NQU)     (NPF)         (NMZ)
----------------------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                   1,906      1,918      2,763       769         2,690
   Series T                                                                   1,906      1,918      2,764     2,153         1,455
   Series W                                                                   1,905      2,686      2,764        --         1,455
   Series W2                                                                     --         --      1,916        --            --
   Series TH                                                                  1,555      1,496      3,684     2,152            --
   Series F                                                                   1,906      2,685      2,764        --            --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                         9,178     10,703     16,655     5,074         5,600
==================================================================================================================================

                                                                           -----
                                                                            97
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower then they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding auction rate preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended October 31, 2008, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income. (NPF) and High Income Opportunity (NMZ) redeemed and/or noticed for redemption $71,550,000, $11,425,000, $35,625,000, $38,150,000 and $15,000,000 of its outstanding
Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs (approximately $11,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share of High Income Opportunity Fund 2
(NMD). High Income Opportunity Fund 2's (NMD) share of Common share offering costs ($472,500) were recorded as reductions of the proceeds from the sale of Common shares.

Common Shares Shelf Offering

On September 24, 2007, a registration statement filed by High Income Opportunity
(NMZ) became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of Common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value per Common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) in connection with the offering of its additional Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

-----
  98
-----

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

At October 31, 2008, each Fund's maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

                                             Investment         Select        Quality        Premier    High Income     High Income
                                                Quality        Quality         Income         Income    Opportunity   Opportunity 2
                                                   (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure                                 $   --    $18,750,000    $30,750,000    $22,833,400    $14,995,000     $27,000,000
====================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

                                                            Investment         Select        Quality        Premier     High Income
                                                               Quality        Quality         Income         Income     Opportunity
                                                                  (NQM)          (NQS)          (NQU)          (NPF)           (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                          $46,861,913    $ 7,181,858    $50,387,730    $52,991,228     $24,880,369
Average annual interest rate and fees                             2.85%          2.98%          2.85%          2.85%           2.66%
====================================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Premier Income (NPF) was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2008.

                                                                           -----
                                                                            99
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) were the only Funds to invest in futures contracts during the fiscal year ended October 31, 2008 and the period November 15, 2007, (commencement of operations) through October 31, 2008, respectively.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

------
  100
------

2. Fund Shares

Common Shares

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for Premium Income (NPF) and on July 30, 2008, for Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) under which each Fund may repurchase an aggregate of up to 10% of its outstanding Common Shares.

Transactions in Common shares were as follows:

                                            Investment Quality (NQM)        Select Quality (NQS)            Quality Income (NQU)
                                          ---------------------------    --------------------------      ---------------------------
                                           Year Ended      Year Ended    Year Ended      Year Ended      Year Ended      Year Ended
                                             10/31/08        10/31/07      10/31/08        10/31/07        10/31/08        10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions                --          71,808        11,184          73,380              --          14,886
   Repurchased                                     --              --            --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                     --              --            --              --              --              --
   Discount per share repurchased                  --              --            --              --              --              --
====================================================================================================================================

                                                                                   High                               High
                                              Premier Income (NPF)        Income Opportunity (NMZ)        Income Opportunity 2 (NMD)
                                          ---------------------------    --------------------------      ---------------------------
                                                                                                            For the period 11/15/07
                                           Year Ended      Year Ended    Year Ended      Year Ended     (commencement of operations)
                                             10/31/08        10/31/07      10/31/08        10/31/07                through 10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                           --              --            --              --                      15,750,000
   Sold through shelf offering**                   --              --       297,054         197,111                              --
   Issued to shareholders due
   to reinvestment of distributions                --              --        48,248          44,002                          96,739
   Repurchased                                 (4,500)       (182,300)           --              --                              --
------------------------------------------------------------------------------------------------------------------------------------
                                               (4,500)       (182,300)      345,302         241,113                      15,846,739
====================================================================================================================================
Weighted average Common share:
   Price per share repurchased                  12.69           13.41            --              --                              --
   Discount per share repurchased               12.99%           8.71%           --              --                              --
   Premium per shelf offering share sold           --              --          4.99%           4.32%                             --
====================================================================================================================================

* High Income Opportunity 2 (NMD) was the only Fund to sell shares of Common stock during the fiscal year ended October 31, 2008.

** High Income Opportunity (NMZ) is the only Fund authorized to issue additional shares of its Common stock through a shelf offering.

                                                                          ------
                                                                           101
                                                                          ------

| Notes to
| FINANCIAL STATEMENTS (continued)

Preferred Shares

High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008. Transactions in Preferred shares were as follows:

                                                       Investment Quality (NQM)                      Select Quality (NQS)
                                               ----------------------------------------    ----------------------------------------
                                                     Year Ended            Year Ended            Year Ended            Year Ended
                                                       10/31/08              10/31/07              10/31/08              10/31/07
------------------------------------------------------------------------------------------------------------------------------------
                                               Shares        Amount     Shares   Amount    Shares         Amount    Shares   Amount
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed
   for redemption:
   Series M                                       594   $ 14,850,000        --   $   --        82   $  2,050,000        --   $   --
   Series T                                       594     14,850,000        --       --        82      2,050,000        --       --
   Series W                                       595     14,875,000        --       --       114      2,850,000        --       --
   Series TH                                      485     12,125,000        --       --        64      1,600,000        --       --
   Series F                                       594     14,850,000        --       --       115      2,875,000        --       --
------------------------------------------------------------------------------------------------------------------------------------
Total                                           2,862   $ 71,550,000        --   $   --       457   $ 11,425,000        --   $   --
====================================================================================================================================

                                                         Quality Income (NQU)                        Premier Income (NPF)
                                               ----------------------------------------    ----------------------------------------
                                                     Year Ended            Year Ended            Year Ended            Year Ended
                                                       10/31/08              10/31/07              10/31/08              10/31/07
------------------------------------------------------------------------------------------------------------------------------------
                                               Shares         Amount    Shares   Amount    Shares         Amount    Shares   Amount
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed
   for redemption:
   Series M                                       237   $  5,925,000        --   $   --       231   $  5,775,000        --   $   --
   Series T                                       236      5,900,000        --       --       647     16,175,000        --       --
   Series W                                       236      5,900,000        --       --        --             --        --       --
   Series W2                                      164      4,100,000        --       --        --             --        --       --
   Series TH                                      316      7,900,000        --       --       648     16,200,000        --       --
   Series F                                       236      5,900,000        --       --        --             --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Total                                           1,425   $ 35,625,000        --   $   --     1,526   $ 38,150,000        --   $   --
====================================================================================================================================

                                                                                                 High Income Opportunity (NMZ)
                                                                                           ----------------------------------------
                                                                                                 Year Ended            Year Ended
                                                                                                   10/31/08              10/31/07
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares         Amount    Shares   Amount
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed
   for redemption:
   Series M                                                                                   310   $  7,750,000        --   $   --
   Series T                                                                                   145      3,625,000        --       --
   Series W                                                                                   145      3,625,000        --       --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                         600   $ 15,000,000        --   $   --
====================================================================================================================================

------
  102
------

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

                                          Investment         Select          Quality        Premier    High Income     High Income
                                             Quality        Quality           Income         Income    Opportunity   Opportunity 2
                                                (NQM)          (NQS)            (NQU)          (NPF)          (NMZ)           (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
Purchases                               $ 70,446,460   $ 72,433,297   $114,380,288     $ 33,396,864   $112,323,503   $ 323,730,265
Sales and maturities                     112,276,349     86,949,692    155,818,761       86,471,669    141,685,598      48,951,587
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through October 31, 2008.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                          Investment         Select        Quality          Premier    High Income     High Income
                                             Quality        Quality         Income           Income    Opportunity   Opportunity 2
                                                (NQM)          (NQS)          (NQU)            (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                     $717,819,573   $731,913,550   $1,150,840,604   $389,944,118   $470,271,232   $ 268,299,153
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                          Investment         Select          Quality        Premier    High Income     High Income
                                             Quality        Quality           Income         Income    Opportunity   Opportunity 2
                                                (NQM)          (NQS)            (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $ 17,536,739   $ 17,930,814   $   39,465,132   $  7,204,103   $  7,829,485   $         --
   Depreciation                          (80,544,105)   (80,414,938)     (96,649,945)   (42,885,000)  (103,158,318)    (76,307,533)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments        $(63,007,366)  $(62,484,124)  $  (57,184,813)  $(35,680,897)  $(95,328,833)  $ (76,307,533)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' tax year end, were as follows:

                                          Investment         Select          Quality        Premier    High Income     High Income
                                             Quality        Quality           Income         Income    Opportunity   Opportunity 2
                                                (NQM)          (NQS)            (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *   $    328,574   $    733,623   $    2,110,016   $     53,378   $  2,110,031   $   2,712,540
Undistributed net ordinary income **         101,745         77,105               --             --      1,153,312             566
Undistributed net long-term capital
   gains                                   1,470,419             --               --             --             --              --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                                          ------
                                                                           103
                                                                          ------

| Notes to
| FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Funds' tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                          Investment         Select          Quality        Premier    High Income     High Income
                                             Quality        Quality           Income         Income    Opportunity   Opportunity 2
2008                                            (NQM)          (NQS)            (NQU)          (NPF)          (NMZ)           (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income***                            $ 37,735,721   $ 37,664,043   $   55,938,511   $ 19,090,394   $ 28,742,490   $  11,191,457
Distributions from net ordinary
   income **                                 202,710             --               --             --         87,468              --
Distributions from net long-term
   capital gains****                              --             --               --             --      2,667,895              --
====================================================================================================================================

                                                         Investment           Select        Quality        Premier     High Income
                                                            Quality          Quality         Income         Income     Opportunity
2007                                                           (NQM)            (NQS)          (NQU)          (NPF)           (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                                              $ 39,550,444   $   38,224,899   $ 56,796,248   $ 19,389,148   $  28,368,237
Distributions from net ordinary
   income **                                                     --               --             --             --           4,938
Distributions from net long-term
   capital gains                                                 --               --             --             --         125,060
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through October 31, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

At October 31, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             Select          Quality        Premier    High Income     High Income
                                                            Quality           Income         Income    Opportunity   Opportunity 2
                                                               (NQS)            (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011                                    $         --   $    9,667,686   $         --   $         --   $          --
   October 31, 2013                                              --               --        156,322             --              --
   October 31, 2014                                       1,047,056               --             --             --              --
   October 31, 2016                                         355,308               --      3,445,683     12,880,924       4,564,842
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  $  1,402,364   $    9,667,686   $  3,602,005   $ 12,880,924   $   4,564,842
====================================================================================================================================

5. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

------
  104
------

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                                            Investment Quality (NQM)
                                                                                                                Select Quality (NQS)
                                                                                                                Quality Income (NQU)
                                                                                                                Premier Income (NPF)
Average Daily Net Assets (including net assets attributable to Preferred shares)                                Fund-Level Fee Rate
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For the next $3 billion                                                                                                       .3875
For net assets over $5 billion                                                                                                .3750
====================================================================================================================================

                                                                                                       High Income Opportunity (NMZ)
                                                                                                High Income Opportunity Fund 2 (NMD)
Average Daily Net Assets (including net assets attributable to Preferred shares)                                Fund-Level Fee Rate
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .5500%
For the next $125 million                                                                                                     .5375
For the next $250 million                                                                                                     .5250
For the next $500 million                                                                                                     .5125
For the next $1 billion                                                                                                       .5000
For net assets over $2 billion                                                                                                .4750
====================================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)                                                         Effective Rate at Breakpoint Level
------------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                                   .2000%
$56 billion                                                                                                                   .1996
$57 billion                                                                                                                   .1989
$60 billion                                                                                                                   .1961
$63 billion                                                                                                                   .1931
$66 billion                                                                                                                   .1900
$71 billion                                                                                                                   .1851
$76 billion                                                                                                                   .1806
$80 billion                                                                                                                   .1773
$91 billion                                                                                                                   .1691
$125 billion                                                                                                                  .1599
$200 billion                                                                                                                  .1505
$250 billion                                                                                                                  .1469
$300 billion                                                                                                                  .1445
====================================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

                                                                          ------
                                                                           105
                                                                          ------

| Notes to
| FINANCIAL STATEMENTS (continued)

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

Year Ending                                    Year Ending
November 30,                                   November 30,
--------------------------------------------------------------------------------
2003*                    .32%                  2009                       .24%
2004                     .32                   2010                       .16
2005                     .32                   2011                       .08
2006                     .32
2007                     .32
2008                     .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

The Adviser has agreed to waive 100% of High Income Opportunity 2's (NMD) management fee from November 15, 2007 (commencement of operations) through February 29, 2008, 50% of the management fee for the period March 1, 2008 through May 31, 2008, and 25% of the management fee for the period June 1, 2008 through August 31, 2008. The Adviser has not agreed to waive any portion of High Income Opportunity 2's (NMD) management fee beyond August 31, 2008.

During the fiscal year ended October 31, 2008, Nuveen Investments, LLC received commissions of $24,212, related to the sale of Common shares as a result of the High Income Opportunity (NMZ) shelf offering.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

------
  106
------

7. Borrowings

In anticipation of the issuance of preferred shares during January 2008, High Income Opportunity 2 (NMD) purchased securities with the intent of funding the settlement of the purchases with the proceeds from the issuance of preferred shares. During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused the Fund to postpone the preferred shares offering, and subsequent failed auctions of the preferred shares issued by other closed-end funds have postponed the issuance of preferred shares indefinitely. As a result, the Fund temporarily overdrew its bank account with the custodian bank to fund such security purchases. Management determined that leveraging the Fund with debt as a replacement for preferred shares continued to benefit the Funds' shareholders. Consequently in lieu of liquidating portfolio positions to raise cash to reduce the bank overdraft, management negotiated a secured leverage facility with the custodian bank. On July 31, 2008, the Fund closed on a $50 million senior committed secured 364-day revolving line of credit for investment leverage to replace the temporary borrowing from the custodian and immediately drew down on the line in the amount of $40 million. Amounts drawn on the line are recognized as "Borrowings" on the Statement of Assets and Liabilities.

For the period January 23, 2008, through October 31, 2008, the average daily balance outstanding on gross borrowings and weighted average interest rate was $28,507,023 and 2.74%, respectively. Interest on temporary borrowings from the custodian was calculated at a rate per annum of the Federal Funds Rate plus .15% through July 30, 2008 and interest on the revolving line of credit was calculated at the Federal Funds Rate plus .75% beginning on July 31, 2008. Interest expense incurred on such borrowings is recognized as "Interest expense" on the Statement of Operations.

At October 31, 2008 the Fund also had a bank overdraft of approximately $9.5 million due to normal operating activities. This bank overdraft was paid subsequent to October 31, 2008, by the Fund increasing its draw on the line of credit $5,000,000, from $40,000,000 to $45,000,000, and the selling of portfolio holdings through the normal course of business.

8. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                     Investment    Select   Quality   Premier   High Income     High Income
                        Quality   Quality    Income    Income   Opportunity   Opportunity 2
                          (NQM)     (NQS)     (NQU)     (NPF)         (NMZ)           (NMD)
--------------------------------------------------------------------------------------------
Dividend per share       $.0625    $.0670    $.0630    $.0575        $.0835          $.0800
============================================================================================

Preferred Shares

Subsequent to October 31, 2008, High Income Opportunity (NMZ) noticed for redemption an additional $35,000,000 of its outstanding Preferred shares, at liquidation value.

                                                                          ------
                                                                           107
                                                                          ------

    | Financial
    | HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                             Investment Operations
                                       -------------------------------------------------------------------
                                                                  Distributions   Distributions
                                                                       from Net            from
                           Beginning                                 Investment         Capital
                              Common                        Net       Income to        Gains to
                               Share          Net     Realized/       Preferred       Preferred
                           Net Asset   Investment    Unrealized          Share-          Share-
                               Value       Income   Gain (Loss)         holders+        holders+    Total
----------------------------------------------------------------------------------------------------------
Investment Quality (NQM)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                         $ 15.03       $ 1.01       $ (2.80)         $ (.29)          $  --   $ (2.08)
2007                           15.71         1.02          (.60)           (.30)             --       .12
2006                           15.49         1.05           .42            (.24)           (.03)     1.20
2005                           16.06         1.05          (.39)           (.16)           (.01)      .49
2004                           15.65         1.07           .43            (.08)             --      1.42

Select Quality (NQS)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                           15.05         1.08         (3.02)           (.30)             --     (2.24)
2007                           15.62         1.07          (.52)           (.29)             --       .26
2006                           15.46         1.07           .23            (.26)             --      1.04
2005                           15.69         1.06          (.16)           (.16)             --       .74
2004                           15.33         1.09           .42            (.07)           (.01)     1.43
==========================================================================================================

                                 Less Distributions
                           -------------------------------
                                  Net                            Offering
                           Investment    Capital                Costs and      Ending
                            Income to   Gains to                Preferred      Common
                               Common     Common                    Share       Share    Ending
                               Share-     Share-             Underwriting   Net Asset    Market
                              holders    holders     Total      Discounts       Value     Value
------------------------------------------------------------------------------------------------
Investment Quality (NQM)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                           $ (.77)    $   --   $  (.77)          $ --     $ 12.18   $ 10.64
2007                             (.80)        --      (.80)            --       15.03     13.88
2006                             (.84)      (.14)     (.98)            --       15.71     15.60
2005                             (.96)      (.10)    (1.06)            --       15.49     14.45
2004                            (1.01)        --     (1.01)            --       16.06     15.33

Select Quality (NQS)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                             (.80)        --      (.80)            --       12.01     10.99
2007                             (.83)        --      (.83)            --       15.05     15.00
2006                             (.88)        --      (.88)            --       15.62     15.47
2005                             (.97)        --      (.97)            --       15.46     14.83
2004                            (1.00)      (.07)    (1.07)            --       15.69     15.19
================================================================================================

                             Preferred Shares at End of Period
                           --------------------------------------
                             Aggregate   Liquidation
                                Amount    and Market       Asset
                           Outstanding         Value    Coverage
                                 (000)     Per Share   Per Share
-----------------------------------------------------------------
Investment Quality (NQM)
-----------------------------------------------------------------
Year Ended 10/31:
2008                         $ 229,450      $ 25,000    $ 72,545
2007                           301,000        25,000      69,706
2006                           301,000        25,000      71,634
2005                           301,000        25,000      71,001
2004                           301,000        25,000      72,688

Select Quality (NQS)
-----------------------------------------------------------------
Year Ended 10/31:
2008                           267,575        25,000      63,171
2007                           279,000        25,000      70,849
2006                           279,000        25,000      72,491
2005                           279,000        25,000      71,953
2004                           279,000        25,000      72,643
=================================================================

------
  108
------

                                Total Returns
                           -----------------------

                                          Based
                                             on
                            Based        Common
                               on     Share Net
                           Market         Asset
                            Value*        Value*
--------------------------------------------------
Investment Quality (NQM)
--------------------------------------------------
Year Ended 10/31:
2008                       (18.72)%      (14.43)%
2007                        (6.17)          .82
2006                        15.33          8.09
2005                         1.17          3.10
2004                         8.54          9.37

Select Quality (NQS)
--------------------------------------------------
Year Ended 10/31:
2008                       (22.19)       (15.50)
2007                         2.31          1.70
2006                        10.47          6.94
2005                         4.14          4.77
2004                        10.19          9.64
==================================================

                                                                Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                          Applicable to Common Shares                Applicable to Common Shares
                                       Before Credit/Reimbursement/Refund        After Credit/Reimbursement/Refund**
                                    ----------------------------------------   ----------------------------------------
                           Ending
                              Net
                           Assets
                       Applicable    Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                        to Common   Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                     Shares (000)    Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    $ 436,370        1.46%          1.20%           7.07%       1.44%          1.18%           7.10%          9%
2007                      538,266        1.35           1.19            6.67        1.33           1.17            6.69          11
2006                      561,471        1.20           1.20            6.79        1.17           1.17            6.82          10
2005                      553,857        1.20           1.20            6.59        1.18           1.18            6.61          22
2004                      574,164        1.20           1.20            6.78        1.20           1.20            6.79          16

Select Quality (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                      408,541        1.27           1.22            7.54        1.24           1.20            7.56          10
2007                      511,670        1.21           1.18            6.95        1.20           1.17            6.96           8
2006                      529,996        1.18           1.18            6.91        1.17           1.17            6.93           5
2005                      523,994        1.18           1.18            6.76        1.16           1.16            6.78           4
2004                      531,694        1.21           1.21            6.96        1.15           1.15            7.02           4
====================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                                          ------
                                                                           109
                                                                          ------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                    -------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/       Preferred       Preferred
                                        Net Asset   Investment    Unrealized          Share-          Share-
                                            Value       Income   Gain (Loss)         holders+        holders+    Total
-----------------------------------------------------------------------------------------------------------------------
Quality Income (NQU)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      $ 14.94       $ 1.03       $ (2.26)         $ (.30)          $  --   $ (1.53)
2007                                        15.49         1.01          (.51)           (.30)             --       .20
2006                                        15.26         1.01           .30            (.26)             --      1.05
2005                                        15.54         1.02          (.22)           (.16)             --       .64
2004                                        15.04         1.04           .51            (.08)             --      1.47

Premier Income (NPF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        14.79          .94         (3.09)           (.28)             --     (2.43)
2007                                        15.39          .95          (.59)           (.29)             --       .07
2006                                        14.90          .94           .51            (.26)             --      1.19
2005                                        15.53          .94          (.39)           (.16)           (.01)      .38
2004                                        15.13         1.00           .47            (.08)             --      1.39
=======================================================================================================================

                                               Less Distributions
                                        -------------------------------
                                               Net                            Offering
                                        Investment    Capital                Costs and      Ending
                                         Income to   Gains to                Preferred      Common
                                            Common     Common                    Share       Share    Ending
                                            Share-     Share-             Underwriting   Net Asset    Market
                                           holders    holders     Total      Discounts       Value     Value
-------------------------------------------------------------------------------------------------------------
Quality Income (NQU)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        $ (.73)    $   --   $  (.73)          $ --     $ 12.68   $ 11.67
2007                                          (.75)        --      (.75)            --       14.94     13.64
2006                                          (.82)        --      (.82)            --       15.49     14.73
2005                                          (.92)        --      (.92)            --       15.26     14.34
2004                                          (.97)        --      (.97)            --       15.54     14.58

Premier Income (NPF)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                          (.68)        --      (.68)            --       11.68     10.07
2007                                          (.67)        --      (.67)            --       14.79     13.30
2006                                          (.70)        --      (.70)            --       15.39     13.65
2005                                          (.88)      (.13)    (1.01)            --       14.90     13.57
2004                                          (.99)        --      (.99)            --       15.53     14.43
=============================================================================================================

                            Preferred Shares at End of Period
                          -------------------------------------
                            Aggregate   Liquidation
                               Amount    and Market       Asset
                          Outstanding         Value    Coverage
                                (000)     Per Share   Per Share
---------------------------------------------------------------
Quality Income (NQU)
---------------------------------------------------------------
Year Ended 10/31:
2008                        $ 416,375      $ 25,000    $ 66,284
2007                          452,000        25,000      69,806
2006                          452,000        25,000      71,446
2005                          452,000        25,000      70,745
2004                          452,000        25,000      71,576

Premier Income (NPF)
---------------------------------------------------------------
Year Ended 10/31:
2008                          126,850        25,000      70,825
2007                          165,000        25,000      69,603
2006                          165,000        25,000      71,839
2005                          165,000        25,000      70,367
2004                          165,000        25,000      72,271
===============================================================

------
  110
------

                                                               Total Returns
                                                            --------------------
                                                                           Based
                                                                              on
                                                              Based       Common
                                                                 on    Share Net
                                                             Market        Asset
                                                              Value*       Value*
----------------------------------------------------------------------------------
Quality Income (NQU)
----------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                          (9.55)%     (10.67)%
2007                                                          (2.54)        1.31
2006                                                           8.55         7.07
2005                                                           4.78         4.15
2004                                                           8.76        10.07

Premier Income (NPF)
----------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                         (19.97)      (17.03)
2007                                                           2.28          .48
2006                                                           5.93         8.20
2005                                                           1.05         2.49
2004                                                           4.75         9.48
==================================================================================

                                                                 Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                       Before Credit/Reimbursement/Refund        After Credit/Reimbursement/Refund**
                                    ----------------------------------------   ----------------------------------------
                            Ending
                               Net
                            Assets
                        Applicable   Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                         to Common  Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                      Shares (000)   Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
Quality Income (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                     $ 687,593       1.38%          1.19%           7.15%       1.36%          1.18%           7.17%          9%
2007                       810,086       1.38           1.17            6.65        1.37           1.16            6.66           5
2006                       839,751       1.18           1.18            6.62        1.17           1.17            6.63          11
2005                       827,077       1.18           1.18            6.57        1.17           1.17            6.57           6
2004                       842,093       1.20           1.20            6.83        1.20           1.20            6.83           6

Premier Income (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                       232,517       1.78           1.23            6.74        1.76           1.21            6.75           7
2007                       294,378       1.84           1.20            6.30        1.82           1.18            6.32          10
2006                       309,140       1.24           1.24            6.27        1.23           1.23            6.28          35
2005                       299,423       1.23           1.23            6.16        1.22           1.22            6.17          20
2004                       311,991       1.28           1.28            6.57        1.27           1.27            6.58          22
====================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                                          ------
                                                                           111
                                                                          ------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                              Investment Operations
                                                            --------------------------------------------------------
                                                                                       Distributions   Distributions
                                                                                            from Net            from
                                                Beginning                                 Investment         Capital
                                                   Common                        Net       Income to        Gains to
                                                    Share          Net     Realized/       Preferred       Preferred
                                                Net Asset   Investment    Unrealized          Share-          Share-
                                                    Value       Income   Gain (Loss)         holders+        holders+   Total
-----------------------------------------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                              $ 15.36       $ 1.29       $ (5.70)        $  (.23)        $  (.02)  $(4.66)
2007                                                16.00         1.23          (.65)           (.24)             --*     .34
2006                                                15.36         1.21           .65            (.19)             --     1.67
2005                                                14.87         1.22           .54            (.13)           (.01)    1.62
2004(c)                                             14.33          .98           .71            (.08)             --     1.61

High Income Opportunity 2 (NMD)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                             14.33          .89         (5.27)             --              --    (4.38)
=============================================================================================================================

                                                      Less Distributions
                                               -------------------------------
                                                      Net                            Offering
                                               Investment    Capital                Costs and      Ending
                                                Income to   Gains to                Preferred      Common
                                                   Common     Common                    Share       Share   Ending
                                                   Share-     Share-             Underwriting   Net Asset   Market
                                                  holders    holders     Total      Discounts       Value    Value
------------------------------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                            $    (.98)   $  (.09)  $ (1.07)     $      --*    $  9.63   $11.02
2007                                                 (.98)        --*     (.98)            --       15.36    15.82
2006                                                (1.04)        --     (1.04)           .01       16.00    17.25
2005                                                (1.07)      (.06)    (1.13)            --       15.36    15.99
2004(c)                                              (.89)        --      (.89)          (.18)      14.87    15.04

High Income Opportunity 2 (NMD)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                              (.79)        --      (.79)          (.03)       9.13    10.04
==================================================================================================================

                                                 Preferred Shares at End of Period     Borrowings at end of Period
                                               -------------------------------------   ---------------------------
                                                 Aggregate   Liquidation                  Aggregate
                                                    Amount    and Market       Asset         Amount          Asset
                                               Outstanding         Value    Coverage    Outstanding       Coverage
                                                     (000)     Per Share   Per Share          (000)     Per $1,000
------------------------------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                              $155,000       $25,000     $62,117      $      --       $     --
2007                                               155,000        25,000      83,304             --             --
2006                                               155,000        25,000      85,113             --             --
2005                                               155,000        25,000      82,585             --             --
2004(c)                                            155,000        25,000      80,649             --             --

High Income Opportunity 2 (NMD)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                                N/A           N/A         N/A         40,000          4,619
==================================================================================================================

------
  112
------

                                                                       Total Returns
                                                                 -------------------------
                                                                                   Based
                                                                                      on
                                                                   Based          Common
                                                                      on       Share Net
                                                                  Market           Asset
                                                                   Value**         Value**
------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                              (24.77)%        (32.63)%
2007                                                               (2.68)           2.14
2006                                                               14.79           11.34
2005                                                               14.35           11.20
2004(c)                                                             6.49           10.38

High Income Opportunity 2 (NMD)
------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                                           (28.82)         (32.15)
==========================================================================================

                                                                        Ratios/Supplemental Data
                                                 ----------------------------------------------------------------------
                                                                             Ratios to Average Net Assets
                                                                              Applicable to Common Shares
                                                                          Before Credit/Reimbursement/Refund
                                                                -------------------------------------------------------
                                                       Ending
                                                          Net
                                                       Assets
                                                   Applicable    Expenses            Expenses                  Net
                                                    to Common   Including           Excluding           Investment
                                                 Shares (000)    Interest++(a)(b)    Interest++(a)(b)       Income++(b)
-----------------------------------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                 $230,123        1.56%               1.36%                8.95%
2007                                                  361,484        1.50                1.28                 7.31
2006                                                  372,700        1.21                1.21                 7.31
2005                                                  357,025        1.20                1.20                 7.54
2004(c)                                               345,023        1.15****            1.15****             6.75****

High Income Opportunity 2 (NMD)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                               144,745        1.19****            1.19****             6.69****
=======================================================================================================================

                                                                       Ratios/Supplemental Data
                                                       -------------------------------------------------------
                                                                  Ratios to Average Net Assets
                                                                   Applicable to Common Shares
                                                               After Credit/Reimbursement/Refund***
                                                       --------------------------------------------------
                                                        Expenses            Expenses                  Net        Portfolio
                                                       Including           Excluding           Investment         Turnover
                                                        Interest++(a)(b)    Interest++(a)(b)       Income++(b)        Rate
--------------------------------------------------------------------------------------------------------------------------
High Income Opportunity (NMZ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                        1.08%                .88%                9.43%              23%
2007                                                        1.04                 .82                 7.77               12
2006                                                         .75                 .75                 7.77                9
2005                                                         .74                 .74                 8.00                6
2004(c)                                                      .70****             .70****             7.20****           52

High Income Opportunity 2 (NMD)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                                                      .81****             .81****             7.07****           22
==========================================================================================================================

N/A High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2008.

*     Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares for High Income Opportunity 2 (NMD) includes the effect of the interest expense paid on Fund borrowings as more fully described in Footnote 7 - Borrowing Arrangements as follows:

                                        Ratios of Borrowings Interest Expense to
                                  Average Net Assets Applicable to Common Shares
     ---------------------------------------------------------------------------
     High Income Opportunity 2 (NMD)
     ---------------------------------------------------------------------------
     Year Ended 10/31:
     2008(d)                                                            .30%****
     ===========================================================================

(c) For the period November 19, 2003 (commencement of operations) through October 31, 2004.

(d) For the period November 15, 2007 (commencement of operations) through October 31,2008.

                                 See accompanying notes to financial statements.

                                                                          ------
                                                                           113
                                                                          ------

                            Board Members & Officers
                        --------------------------------

  | The management of the Funds, including general supervision of the duties | performed for the Funds by the Adviser, is the responsibility of the Board | Members of the Funds. The number of board members of the Fund is currently | set at nine. None of the board members who are not "interested" persons of | the Funds (referred to herein as "independent board members") has ever | been a director or employee of, or consultant to, Nuveen or its
  | affiliates. The names and business addresses of the board members and | officers of the Funds, their principal occupations and other affiliations | during the past five years, the number of portfolios each oversees and
  |   other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(1)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Independent Board Members:

o   ROBERT P. BREMNER                                                        Private Investor and Management Consultant.
    8/22/40               | Chairman of
    333 W. Wacker Drive   | the Board         1997          186
    Chicago, IL 60606     | and Board member

o   JACK B. EVANS                                                            President, The Hall-Perrine Foundation, a private
    10/22/48              |                                                  philanthropic corporation (since 1996); Director and
    333 W. Wacker Drive   | Board member      1999          186              Vice Chairman, United Fire Group, a publicly held
    Chicago, IL 60606     |                                                  company; Member of the Board of Regents for the State
                                                                             of Iowa University System; Director, Gazette Companies;
                                                                             Life Trustee of Coe College and Iowa College
                                                                             Foundation; Member of the Advisory Council of the
                                                                             Department of Finance in the Tippie College of
                                                                             Business, University of Iowa; formerly, Director,
                                                                             Alliant Energy; formerly, Director, Federal Reserve
                                                                             Bank of Chicago; formerly, President and Chief
                                                                             Operating Officer, SCI Financial Group, Inc., a
                                                                             regional financial services firm.

o   WILLIAM C. HUNTER                                                        Dean, Tippie College of Business, University of Iowa
    3/6/48                |                                                  (since July 2006); formerly, Dean and Distinguished
    333 W. Wacker Drive   | Board member      2004          186              Professor of Finance, School of Business at the
    Chicago, IL 60606     |                                                  University of Connecticut (2003-2006); previously,
                                                                             Senior Vice President and Director of Research at the
                                                                             Federal Reserve Bank of Chicago (1995-2003); Director
                                                                             (since 1997), Credit Research Center at Georgetown
                                                                             University; Director (since 2004) of Xerox Corporation;
                                                                             Director (since 2005), Beta Gamma Sigma International
                                                                             Honor Society; Director, SS&C Technologies, Inc. (May
                                                                             2005-October 2005).

o   DAVID J. KUNDERT                                                         Director, Northwestern Mutual Wealth Management
    10/28/42              |                                                  Company; Retired (since 2004) as Chairman, JPMorgan
    333 W. Wacker Drive   | Board member      2005          186              Fleming Asset Management, President and CEO, Banc One
    Chicago, IL 60606     |                                                  Investment Advisors Corporation, and President, One
                                                                             Group Mutual Funds; prior thereto, Executive Vice
                                                                             President, Banc One Corporation and Chairman and CEO,
                                                                             Banc One Investment Management Group; Member, Board of
                                                                             Regents, Luther College; member of the Wisconsin Bar
                                                                             Association; member of Board of Directors, Friends of
                                                                             Boerner Botanical Gardens; member of Investment
                                                                             Committee, Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                     Chairman, formerly, Senior Partner and Chief Operating
    9/24/44               |                                                  Officer (retired, 2004) of Miller-Valentine Partners
    333 W. Wacker Drive   | Board member      1997          186              Ltd., a real estate investment company; Director,
    Chicago, IL 60606     |                                                  Dayton Development Coalition; formerly, member,
                                                                             Business Advisory Council, Cleveland Federal Reserve
                                                                             Bank.

------
  114
------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(1)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Independent Board Members:

o   JUDITH M. STOCKDALE                                                      Executive Director, Gaylord and Dorothy Donnelley
    12/29/47              |                                                  Foundation (since 1994); prior thereto, Executive
    333 W. Wacker Drive   | Board member      1997          186              Director, Great Lakes Protection Fund (from 1990 to
    Chicago, IL 60606     |                                                  1994).

o   CAROLE E. STONE                                                          Director, Chicago Board Options Exchange (since 2006);
    6/28/47               |                                                  Commissioner, New York State Commission on Public
    333 W. Wacker Drive   | Board member      2007          186              Authority Reform (since 2005); formerly, Chair New York
    Chicago, IL 60606     |                                                  Racing Association Oversight Board (2005-2007);
                                                                             formerly, Director, New York State Division of the
                                                                             Budget (2000-2004), Chair, Public Authorities Control
                                                                             Board (2000-2004) and Director, Local Government
                                                                             Assistance Corporation (2000-2004).

o   TERENCE J. TOTH                                                          Director, Legal & General Investment Management (since
    9/29/59               |                                                  2008); Private Investor (since 2007); CEO and
    333 W. Wacker Drive   | Board Member      2008          186              President, Northern Trust Investments (2004-2007);
    Chicago, IL 60606     |                                                  Executive Vice President, Quantitative Management &
                                                                             Securities Lending (2007-2004); prior thereto, various
                                                                             positions with Northern Trust Company (since 1994);
                                                                             Member: Goodman Theatre Board (Since 2004); Chicago
                                                                             Fellowship Boards (since 2005), University of Illinois
                                                                             Leadership Council Board (since 2007) and Catalyst
                                                                             Schools of Chicago Board (since 2008); formerly Member:
                                                                             Northern Trust Mutual Funds Board (2005-2007), Northern
                                                                             Trust Japan Board (2004-2007), Northern Trust
                                                                             Securities Inc. Board (2003-2007) and Northern Trust
                                                                             Hong Kong Board (1997-2004).

Interested Board Member:

o   JOHN P. AMBOIAN(2)(3)                                                    Chief Executive Officer (since July 2007) and Director
    6/14/61               |                                                  (since 1999) of Nuveen Investments, Inc.; Chief
    333 W. Wacker Drive   | Board Member      2008          186              Executive Officer (since 2007) of Nuveen Asset
    Chicago, IL 60606     |                                                  Management, Rittenhouse Asset Management, Nuveen
                                                                             Investments Advisors, Inc. formerly, President
                                                                             (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

                                                                          ------
                                                                           115
                                                                          ------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:

o   GIFFORD R. ZIMMERMAN                                                     Managing Director (since 2002), Assistant Secretary and
    9/9/56                | Chief                                            Associate General Counsel of Nuveen Investments, LLC;
    333 W. Wacker Drive   | Administrative    1988          186              Managing Director (since 2002), Associate General
    Chicago, IL 60606     | Officer                                          Counsel and Assistant Secretary, of Nuveen Asset
                                                                             Management; Vice President and Assistant Secretary of
                                                                             NWQ Investment Management Company, LLC. (since 2002),
                                                                             Nuveen Investments Advisers Inc. (since 2002), Symphony
                                                                             Asset Management LLC, and NWQ Investment Management
                                                                             Company, LLC (since 2003), Tradewinds Global Investors,
                                                                             LLC, and Santa Barbara Asset Management, LLC (since
                                                                             2006), Nuveen HydePark Group LLC and Nuveen Investment
                                                                             Solutions, Inc. (since 2007); Managing Director,
                                                                             Associate General Counsel and Assistant Secretary of
                                                                             Rittenhouse Asset Management, Inc. (since 2003);
                                                                             Managing Director (since 2004) and Assistant Secretary
                                                                             (since 1994) of Nuveen Investments, Inc.; formerly,
                                                                             Managing Director (2002-2004), General Counsel
                                                                             (1998-2004) and Assistant Secretary of Nuveen Advisory
                                                                             Corp. and Nuveen Institutional Advisory Corp.(3);
                                                                             Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                         Executive Vice President of Nuveen Investments, Inc.;
    6/9/55                |                                                  Executive Vice President, U.S. Structured Products of
    333 W. Wacker Drive   | Vice President    2007          120              Nuveen Investments, LLC, (since 1999), prior thereto,
    Chicago, IL 60606     |                                                  Managing Director of Structured Investments.

o   CEDRIC H. ANTOSIEWICZ                                                    Managing Director, (since 2004) previously, Vice
    1/11/62               |                                                  President (1993-2004) of Nuveen Investments, LLC.
    333 W. Wacker Drive   | Vice President    2007          120
    Chicago, IL 60606     |

o   MICHAEL T. ATKINSON                                                      Vice President (since 2002) of Nuveen Investments, LLC.
    2/3/66                | Vice President
    333 W. Wacker Drive   | and Assistant     2000          186
    Chicago, IL 60606     | Secretary

o   LORNA C. FERGUSON                                                        Managing Director (since 2004), formerly, Vice
    10/24/45              |                                                  President of Nuveen Investments, LLC; Managing Director
    333 W. Wacker Drive   | Vice President    1998          186              (since 2005) of Nuveen Asset Management; Managing
    Chicago, IL 60606     |                                                  Director (2004-2005), formerly, Vice President
                                                                             (1998-2004) of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

o   STEPHEN D. FOY                                                           Vice President (since 1993) and Funds Controller (since
    5/31/54               | Vice President                                   1998) of Nuveen Investments, LLC; formerly, Vice
    333 W. Wacker Drive   | and Controller    1998          186              President and Funds Controller (1998-2004) of Nuveen
    Chicago, IL 60606     |                                                  Investments, Inc.; Certified Public Accountant.

o   WALTER M. KELLY                                                          Senior Vice President (since 2008), Vice President
    2/24/70               | Chief Compliance                                 (2006-2008) formerly, Assistant Vice President and
    333 W. Wacker Drive   | Officer and       2003          186              Assistant General Counsel (2003-2006) of Nuveen
    Chicago, IL 60606     | Vice President                                   Investments, LLC; Vice President (since 2006) and
                                                                             Assistant Secretary (since 2008) of Nuveen Asset
                                                                             Management.

o   DAVID J. LAMB                                                            Vice President (since 2000) of Nuveen Investments, LLC;
    3/22/63               |                                                  Certified Public Accountant.
    333 W. Wacker Drive   | Vice President    2000          186
    Chicago, IL 60606     |

------
  116
------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:

o   TINA M. LAZAR                                                            Vice President of Nuveen Investments, LLC (since 1999).
    8/27/61               |
    333 W. Wacker Drive   | Vice President    2002          186
    Chicago, IL 60606     |

o   LARRY W. MARTIN                                                          Vice President, Assistant Secretary and Assistant
    7/27/51               | Vice President                                   General Counsel of Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Assistant     1988          186              President (since 2005) and Assistant Secretary of
    Chicago, IL 60606     | Secretary                                        Nuveen Investments, Inc.; Vice President (since 2005)
                                                                             and Assistant Secretary (since 1997) of Nuveen Asset
                                                                             Management; Vice President (since 2000), Assistant
                                                                             Secretary and Assistant General Counsel (since 1998) of
                                                                             Rittenhouse Asset Management, Inc.; Vice President and
                                                                             Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                             (since 2002); NWQ Investment Management Company, LLC
                                                                             (since 2002), Symphony Asset Management LLC (since
                                                                             2003), Tradewinds Global Investors, LLC, Santa Barbara
                                                                             Asset Management LLC (since 2006) and of Nuveen
                                                                             HydePark Group, LLC and Nuveen Investment Solutions,
                                                                             Inc. (since 2007); formerly, Vice President and
                                                                             Assistant Secretary of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

o   KEVIN J. MCCARTHY                                                        Managing Director (since 2008), formerly, Vice
    3/26/66               | Vice President                                   President (2007-2008), Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Secretary     2007          186              President, and Assistant Secretary, Nuveen Asset
    Chicago, IL 60606     |                                                  Management, Rittenhouse Asset Management, Inc., Nuveen
                                                                             Investment Advisers Inc., Nuveen Investment
                                                                             Institutional Services Group LLC, NWQ Investment
                                                                             Management Company, LLC, Tradewinds Global Investors
                                                                             LLC, NWQ Holdings, LLC, Symphony Asset Management LLC,
                                                                             Santa Barbara Asset Management LLC, Nuveen HydePark
                                                                             Group, LLC and Nuveen Investment Solutions, Inc. (since
                                                                             2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                             (1997-2007).

o   JOHN V. MILLER                                                           Managing Director (since 2007), formerly, Vice
    4/10/67               | Vice President    2007          186              President (2002-2007) of Nuveen Asset Management and
    333 W. Wacker Drive   |                                                  Nuveen Investments, LLC; Chartered Financial Analyst.
    Chicago, IL 60606     |

    CHRISTOPHER M. ROHRBACHER                                                Vice President, Nuveen Investments, LLC (since 2008);
o   8/1/71                | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008          186              Management (since 2008); prior thereto, Associate,
    Chicago, IL 60606     | Secretary                                        Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                           Vice President, Nuveen Investments, LLC (since 2007);
    7/3/62                | Vice President                                   prior thereto, Partner, Deloitte & Touche USA LLP
    333 W. Wacker Drive   | and Assistant     2007          186              (2005-2007), formerly, senior tax manager (2002-2005);
    Chicago, IL 60606     | Secretary                                        Certified Public Accountant.

o   MARK L. WINGET                                                           Vice President, Nuveen Investments, LLC (since 2008);
    12/21/68              | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008          186              Management (since 2008); prior thereto, Counsel, Vedder
    Chicago, IL 60606     | Secretary                                        Price P.C. (1997-2007).

(1) For High Income Opportunity (NMZ), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NMZ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For High Income Opportunity 2
      (NMD), Board Members serve three year terms. The Board of Trustees for NMD is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                                                                          ------
                                                                           117
                                                                          ------

Annual Investment
Management Agreement

                                                                Approval PROCESS
--------------------------------------------------------------------------------

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund (such funds, for purposes of this discussion of the investment management agreement approval process, the "Funds") including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. Nuveen Municipal High Income Opportunity Fund 2 began operations in November 2007 and its advisory agreement was approved by its Board in October 2007; accordingly, such advisory agreement was not considered for renewal at the May Meeting and such fund is not included within the term "Funds" for purposes of this discussion.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

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

A.    Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

                                                                          ------
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                                                                          ------

| Annual Investment Management Agreement
| Approval Process (continued)

B.    The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    Fees, Expenses and Profitability

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
      1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

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

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

                                                                          ------
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                                                                          ------

| Annual Investment Management Agreement
| Approval Process (continued)

D.    Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.    Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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

F.    Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                                          ------
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                                                                          ------

      Reinvest Automatically
       EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

      Nuveen Closed-End Funds Dividend Reinvestment Plan

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      Easy and convenient

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      How shares are purchased

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

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

      Flexible

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      Call today to start reinvesting dividends and/or distributions

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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

      Glossary of
      TERMS USED in this REPORT
      --------------------------------------------------------------------------

o Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

o Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPF repurchased 4,500 common shares and redeemed 1,526 preferred shares, and NQM, NQS, NQU and NMZ redeemed and/or noticed for redemption 2,862, 457, 1,425 and 600 preferred shares, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                                          ------
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                                                                          ------

Nuveen Investments:
--------------------------------------------------------------------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                             |  Share prices
                                             |  Fund details
                                             |  Daily financial news
                                             |  Investor education
                                             |  Interactive planning tools

                                                                     EAN-C-1008D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Municipal High Income Opportunity Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                              $ 14,110                $ 0                     $ 0                  $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                      0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2007 (4)                               N/A                N/A                     N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                      0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)  The fund commenced operations November 15, 2007.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
October 31, 2008                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
October 31, 2007 (1)                            N/A                      N/A                     N/A
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations November 15, 2007.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2008                               $ 0                      $ 0                     $ 0                $ 0
October 31, 2007 (1)                           N/A                      N/A                     N/A                N/A

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1)  The fund commenced operations November 15, 2007.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGERS

The following individuals have primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
JOHN V. MILLER             Nuveen Municipal High Income Opportunity Fund 2
JOHNATHAN WILHELM          Nuveen Municipal High Income Opportunity Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
John V. Miller      Registered Investment Company      5          $3.69 billion
                    Other Pooled Investment Vehicles   3          $117 million
                    Other Accounts                     10         $1.4 million

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Johnathan Wilhelm   Registered Investment Company      5          $4.08 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     7          $1.0 million

* Assets are as of October 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED
                                                                          EQUITY             IN THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY       BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND      INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------
John V. Miller             Nuveen Municipal High Income Opportunity       $10,001-$50,000   $100,001-$500,000
                           Fund 2
-------------------------------------------------------------------------------------------------------------------
Johnathan Wilhelm          Nuveen Municipal High Income Opportunity       $10,001-$50,000   $50,001-$100,000
                           Fund 2

PORTFOLIO MANAGER BIOGRAPHIES:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is currently a Vice President of Nuveen (since 2002). He manages investments for six Nuveen-sponsored investment companies.

John Wilhelm joined Nuveen Investments in 1999 and currently serves as Vice President of Nuveen Investments. He has served as co-portfolio manager of the Fund since the Fund's inception. Mr. Wilhelm has over eighteen years of industry experience. From 1999 to 2006, Mr. Wilhelm headed the research activities for industrial development bonds, utilities and real estate-backed financings. Prior to joining NAM in 1999, Mr. Wilhelm was Senior Credit Analyst in the Van Kampen Senior Loan Group. He received his B.S. in Business from Miami University of Ohio and his J.D. from DePaul University. He manages investments for six Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           1,580,000
SEPTEMBER 1-30, 2008       0                     $0           0                           1,580,000
OCTOBER 1-31, 2008         0                     $0           0                           1,580,000


TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 1,580,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------